                                                                     EXHIBIT 10





                          FOURTH AMENDED AND RESTATED

                REVOLVING LINE OF CREDIT AND SECURITY AGREEMENT

                                     AMONG

                       COMMERCIAL NET LEASE REALTY, INC.,

                           NET LEASE REALTY I, INC.,

                           NET LEASE REALTY II, INC.,

                          NET LEASE REALTY III, INC.,

                           NET LEASE REALTY IV, INC.,

               THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF,

                                      and

                     FIRST UNION NATIONAL BANK OF FLORIDA,
                                  as the Agent

                               TABLE OF CONTENTS

SECTION 1.   DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
   1.1       Defined Terms. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
   1.2       Other Definitional Provisions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

SECTION 2.   THE CREDIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
   2.1       The Revolving Credit Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
   2.2       Advance Requests and Funding Mechanics.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
   2.3       Letters of Credit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
   2.4       Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
   2.5       Note.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
   2.6       Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
   2.7       Repayment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
   2.8       Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
   2.9       Extension of Revolving Credit Maturity Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
   2.10      Single Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
   2.11      Payments and Computations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
   2.12      Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
   2.13      LIBOR Rate Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
   2.14      Sharing of Payments, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
   2.15      Conversion and Continuation of Advances; Failure to Select Interest Period.  . . . . . . . . . . . . . .   25
   2.16      Increased Costs, Illegality, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
   2.17      Letters of Credit Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27

SECTION 3.   SECURITY DOCUMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
   3.1       Security Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
   3.2       Ownership and Encumbrance of Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
   3.3       Additional Security Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
   3.4       Release of Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32

SECTION 4.   REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
   4.1       Corporate Existence of Borrower; Compliance with Law . . . . . . . . . . . . . . . . . . . . . . . . . .   33
   4.2       Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
   4.3       Enforceable Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
   4.4       Financial Condition of the Borrowers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
   4.5       No Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
   4.6       Disclosure and No Untrue Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
   4.7       Title to Assets; Leases in Good Standing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
   4.8       Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
   4.9       Agreement or Contract Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
   4.10      Patents, Trademarks, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
   4.11      Racketeer Influenced and Corrupt Organization(s) Act . . . . . . . . . . . . . . . . . . . . . . . . . .   36





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
   4.12      Investment Company Act; Regulation.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
   4.13      Labor Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
   4.14      ERISA Requirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
   4.15      Compliance With Environmental Requirements.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
   4.16      Compliance with REIT Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
   4.17      Principal Office/Corporate Name  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    38
   4.18      Use of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    38

SECTION 5.   CONDITIONS OF LENDING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    38
   5.1       Request for Borrowing; Security Documents and Information. . . . . . . . . . . . . . . . . . . . . . . .    38
   5.2       Continuing Accuracy of Representations and Warranties. . . . . . . . . . . . . . . . . . . . . . . . . .    39
   5.3       No Default.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
   5.4       Loan Documents.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
   5.5       Supporting Documents.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
   5.6       Opinion of the Borrowers' Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40

SECTION 6.   AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
   6.1       Financial Reports and Other Data.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
   6.2       Financial Covenants of the Borrowers.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42
   6.3       Payment and Performance of the Borrowers Obligations.  . . . . . . . . . . . . . . . . . . . . . . . . .    43
   6.4       Depository Account.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
   6.5       Conduct of Business; Maintenance of Existence. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
   6.6       Right of Inspection; Discussions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
   6.7       Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
   6.8       Payment of Taxes; Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
   6.9       Maintenance of Property, Leases. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
   6.10      ERISA Benefit Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
   6.11      Insurance of Property. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
   6.12      True Books.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
   6.13      Observance of Laws.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
   6.14      Further Assurances.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
   6.15      Change of Name, Principal Place of Business, Office, or the Agent. . . . . . . . . . . . . . . . . . . .    46
   6.16      Status.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
   6.17      Syndication of Credit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
   6.18      Use of Proceeds from Mortgage Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47

SECTION 7.   NEGATIVE COVENANTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
   7.1       Limitations on Mortgages, Liens, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
   7.2       No Guaranties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
   7.3       Merger, Sale of Assets, Dissolution, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
   7.4       Limitations on Loans, Advances, and Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
   7.5       Regulation U.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
   7.6       Insider Transactions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49





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
   7.7       Changes in Governing Documents, Accounting Methods, Fiscal Year. . . . . . . . . . . . . . . . . . . . . . .   49
   7.8       Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49

SECTION 8.   EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
   8.1       Payment of Obligations to the Banks. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
   8.2       Representation or Warranty.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
   8.3       Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
   8.4       Any Borrower's Liquidation; Dissolution; Bankruptcy; Etc.  . . . . . . . . . . . . . . . . . . . . . . . . .   50
   8.5       Order of Dissolution.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
   8.6       Reports and Certificates.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
   8.7       Judgments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
   8.8       Liens Imposed by Law.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
   8.9       Corporate Existence. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
   8.10      Invalidity of Security Interest and Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51

SECTION 9.   THE AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
   9.1       Appointment, Authorization, and Action.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
   9.2       Delegation of Duties.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
   9.3       Exculpatory Provisions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
   9.4       Reliance by the Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
   9.5       Agent and Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
   9.6       Notice of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
   9.7       Non-Reliance on the Agent and Other Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
   9.8       Enforcement by the Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
   9.9       Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
   9.10      Failure to Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
   9.11      Successor Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55

SECTION 10.  INDEMNIFICATION BY BORROWERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56

SECTION 11.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
   11.1      Course of Dealing; Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
   11.2      Payment of Expenses, Including Attorneys' Fees and Taxes . . . . . . . . . . . . . . . . . . . . . . . . . .   57
   11.3      Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
   11.4      Assignments and Participations.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
   11.5      Confidential Information.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
   11.6      Liens; Set-Off . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
   11.7      Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
   11.8      Waiver of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
   11.9      No Waiver; Cumulative Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
   11.10     Venue and Jurisdiction.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
   11.11     Governing Law.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
   11.12     Title and Headings; Table of Contents.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
   11.13     Complete Agreement.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62

   11.14   Legal or Governmental Limitations.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
   11.15   Counterparts.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
   11.16   Additional Banks   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
   11.17   WAIVER OF JURY TRIAL BY BORROWERS.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
   11.18   Effective Date.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64

                          FOURTH AMENDED AND RESTATED
                REVOLVING LINE OF CREDIT AND SECURITY AGREEMENT


         THIS FOURTH AMENDED AND RESTATED REVOLVING LINE OF CREDIT AND SECURITY AGREEMENT is made and entered into as of this 6th day of August, 1997, by and among COMMERCIAL NET LEASE REALTY, INC., a Maryland corporation ("CNLR"), NET LEASE REALTY I, INC., a Maryland corporation ("Net I"), NET LEASE REALTY II, INC., a Maryland corporation ("Net II"), NET LEASE REALTY III, INC., a Maryland corporation ("Net III"), and NET LEASE REALTY IV, INC., a Maryland corporation ("Net IV") (CNLR, Net I, Net II, Net III and Net IV are hereinafter sometimes individually referred to as a "Borrower" and collectively referred to as the "Borrowers"), FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, as the Agent (the "Agent") and the financial institutions which are, or may from time to time become, listed on the signature pages hereof (together with their successors and assigns, individually a "Bank" and collectively the "Banks").

                                   BACKGROUND

         CNLR and First Union National Bank of Florida entered into a Revolving Line of Credit and Security Agreement dated as of June 21, 1994 (the "Prior Credit Agreement"), which provided for a revolving line of credit in the amount of $30,000,000.00 in favor of CNLR (the "Prior Credit"), evidenced by a promissory note in the principal amount of $30,000,000.00 (the "Prior Note"), Collateral Assignments of Leases, Rents, and Profits and Security Agreements, Agreements Not to Encumber or Transfer Property, and other related instruments (the "Prior Security Documents").

         Subsequently, CNLR, the Agent and certain Banks entered into a Revolving Line of Credit and Security Agreement dated as of July 25, 1994 (the "1994 Credit Agreement"), which provided for a revolving line of credit in the amount of $100,000,000.00 in favor of CNLR pursuant to which First Union National Bank of Florida assigned the Prior Credit (including but not limited to the Prior Note and the Prior Security Documents) to the Banks and evidenced by a Promissory Note in the principal amount of $100,000,000.00 (the "1994 Note"), Collateral Assignments of Leases, Rents and Profits and Security Agreements, Agreements Not to Encumber or Transfer Property, and other related instruments (the "Existing Security Documents"). The 1994 Credit Agreement superseded and replaced the Prior Credit Agreement and provided for an increased line of credit.

         CNLR, the Agent and the Banks subsequently agreed to amend and restate the 1994 Credit Agreement to reflect certain changes in the terms of the Credit pursuant to the terms of an Amended and Restated Revolving Line of Credit and Security Agreement dated as of April 13, 1995 (the "April, 1995 Agreement") which superseded the 1994 Credit Agreement.

         Subsequently, CNLR requested certain additional amendments to the April, 1995 Agreement to permit (i) CNLR to incur mortgage loans from Principal Mutual Life Insurance Company, or an affiliate thereof, in the total amount of not more than $52,600,000.00 with respect to certain properties currently identified in the Existing Security Documents and (ii) to allow it to place certain properties to be acquired in its wholly-owned subsidiaries, Net I and Net II.

         The Agent and the Banks agreed to CNLR's request so long as Net I and Net II agreed to become co-borrowers under the Credit and pursuant to the other terms and conditions of the Second Amended and Restated Line of Credit and Security Agreement dated as of December 7, 1995 (the "December, 1995 Agreement") which superseded the April, 1995 Agreement and was evidenced by a Renewal and Modification Promissory Note (the "Renewal Note") in the principal amount of $100,000,000.00, which renewed and modified the Original Note, and the Existing Security Documents. The Borrowers subsequently requested certain waivers from the terms of the existing Agreement for certain transactions to be entered into by the Borrowers which were approved by the Banks pursuant to a Letter Agreement dated June 12, 1996 (the "Letter Agreement").

         CNLR, Net I and Net II subsequently requested certain additional amendments to the December, 1995 Agreement and the Renewal Note to (i) increase the amount of the Credit to $150,000,000.00 and (ii) extend the Revolving Credit Maturity Date to June 30, 1998, as well as certain other revisions.

         The Agent and the Banks agreed to Borrowers' request pursuant to the terms and conditions of the Third Amended and Restated Revolving Line of Credit and Security Agreement dated as of September 3, 1996 (the "Existing Agreement"), which superseded the December, 1995 Agreement, and was evidenced by a Second Renewal and Modification Promissory Note (the "Second Renewal Note") in the principal amount of $150,000,000.00, which renewed and modified the Renewal Note, and the Existing Security Documents.

         CNLR, Net I and Net II, together with Net III and Net IV, as new co-borrowers, have now requested certain additional amendments to the Existing Agreement and Second Renewal Note to (i) increase the amount of the Credit to $200,000,000.00 and (ii) extend the Revolving Credit Maturity Date to July 30, 1999, as well as certain other revisions. The Borrowers have also requested certain amendments to the Letter Agreement.

         The Agent and the Banks have agreed to Borrowers' requests pursuant to
(i) the terms and conditions of this Fourth Amended and Restated Revolving Line of Credit and Security Agreement which supersedes the Existing Agreement, and which is evidenced by a Third Renewal and Modification Promissory Note in the principal amount of $200,000,000.00 which renews and modifies the Second Renewal Note, and the other Loan Documents and (ii) the terms and conditions of an amendment and restatement of even date herewith of the Letter Agreement by and among the Borrowers, the Agent and the Banks (the "Amended Letter Agreement").

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants, and conditions herein, the Existing Agreement is hereby amended and restated and the Borrowers, the Agent, and the Banks agree as follows:


                            SECTION 1.  DEFINITIONS

         1.1 DEFINED TERMS. Except as otherwise expressly provided in this Agreement, the following capitalized terms shall have the respective meanings ascribed to them for all purposes of this Agreement:

         "1994 Credit Agreement" has the meaning specified in the Background section hereof.

         "1994 Note" has the meaning specified in the Background section hereof.

         "Advance" means a Revolving Credit Advance.

         "Agent" means First Union National Bank of Florida, acting as agent for the Banks hereunder, together with any successor agent appointed pursuant to the provisions hereof.

         "Agreement" means this Fourth Amended and Restated Revolving Line of Credit and Security Agreement (which supersedes the Existing Agreement), as the same may be amended, supplemented, restated, replaced, or otherwise modified from time to time and the Amended Letter Agreement, the terms of which are incorporated herein.

         "Aggregate Revolving Credit Commitment" shall mean the sum of the Revolving Credit Commitment of each of the Banks at any time.

         "Amended Letter Agreement" has the meaning specified in the Background section hereof.

         "April, 1995 Agreement" has the meaning specified in the Background section hereof.

         "Banks" means First Union National Bank of Florida, SouthTrust Bank, National Association, Creditanstalt Corporate Finance, Inc., Comerica Bank, AmSouth Bank of Florida, Union Bank of Switzerland, and the other lending institutions which are, or from time to time may become, signatories hereto, and any other lending institution which becomes an assignee or successor of any rights of a Bank pursuant to Subsection 11.4 hereof.

         "Borrower" means Commercial Net Lease Realty, Inc., a Maryland corporation, and its successors, Net Lease Realty I, Inc., a Maryland corporation, and its successors, Net Lease Realty II, Inc., a Maryland corporation, and its successors, Net Lease Realty III, Inc., a Maryland corporation, and its successors, or Net Lease Realty IV, Inc., a Maryland corporation, and its successors.

         "Borrowers" means Commercial Net Lease Realty, Inc., a Maryland corporation, and its successors, Net Lease Realty I, Inc., a Maryland corporation, and its successors, Net Lease Realty II, Inc., a Maryland corporation, and its successors, Net Lease Realty III, Inc., a Maryland corporation, and its successors, and Net Lease Realty IV, Inc., a Maryland corporation, and its successors.

         "Business Day" means (a) for all purposes other than as set forth in clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina are open for the conduct of their commercial banking business, and (b) with respect to all notices and interest on any LIBOR Rate Advance, any day that is a Business Day described in clause
(a) and that is also a day for trading by and between banks in U.S. dollar deposits in the London interbank market.

         "Closing Date" means the date this Agreement is executed by the Borrowers, the Agent and the Banks.

         "CNLR" means Commercial Net Lease Realty, Inc., a Maryland corporation, and its successors.

         "Collateral" means all leases, rents, income, profits, and accounts receivable arising from any and every lease, rental, or occupancy agreement entered into with respect to property owned by any Borrower as of September 3, 1996 except as otherwise provided in this Agreement.

         "Consistent Basis" means, in reference to the application of Generally Accepted Accounting Principles, that the accounting principles observed in the current period are comparable in all material respects to those applied in the preceding period.

         "Continue," "Continuation," and "Continued" refer to a continuation of Advances of the same Type from one Interest Period to the next Interest Period.

         "Convert," "Conversion," and "Converted" refer to a conversion of Advances of one Type into Advances of the other Type pursuant to Subsection
2.15 or 2.16 hereof.

         "Credit" means the Revolving Credit Facility described in Section 2 below.

         "December, 1995 Agreement" has the meaning specified in the Background section hereof.

         "Default Rate" has the meaning specified in Subsection 2.6(a)(iii) hereof.

         "EBITDA" shall mean the Borrowers' consolidated net income for any accounting period plus (i) the amount of the provision for federal, state and local income taxes for such period, plus (ii) the amount of interest expense during such period for indebtedness for borrowed money, plus (iii) the amount of the provision for depreciation and amortization for such period determined on a consolidated basis in accordance with Generally Accepted Accounting Principles and, in the case of amounts described in clauses (i), (ii) and
(iii), only to the extent deducted in determining net income for such period.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as the same may be supplemented or amended from time to time.

         "Event of Default" means any of the events specified in Section 8 hereof.

         "Existing Agreement" has the meaning specified in the Background section hereof.

         "Existing Security Documents" has the meaning specified in the Background section hereof.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates per annum, rounded upward to the nearest one-hundredth of one percent (1/100%), on overnight federal funds transactions with members of the Federal Reserve System, arranged by federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Board of Governors of the Federal Reserve System in Publication H.15 (519), or, if such rate is not published for any day which is a Business Day, the average of the quotations for such day for such transactions received by the Agent from three (3) federal funds brokers of recognized standing selected by the Agent.

         "Generally Accepted Accounting Principles" means those principles of accounting set forth in Opinions of the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of any report required herein or as of the date of an application of such principles as required herein.

         "Governmental Acts" shall have the meaning specified in Section 2.17(b) hereof.

         "Governmental Authority" shall mean, as to any Person, any government (or any political subdivision or jurisdiction thereof), court, bureau, agency or other governmental authority having jurisdiction over such Person or any of its business, operations or properties.

         "Interest" means with respect to any period the net interest expense of the Borrowers for such period, as determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

         "Interest Period" means, for each LIBOR Rate Advance comprising part of the same borrowing, the period commencing on the date such Advance is made, Converted from an Advance of another Type, or Continued as an Advance of the same Type, and ending on the numerically corresponding day one, two, three or six months thereafter as the Borrowers may select, as provided in Subsections
2.2 or 2.15 hereof; provided however that:

             (a) Interest Periods commencing on the same date for LIBOR Rate Advances shall be of the same duration;

             (b) If an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

             (c) Any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

             (d) No Interest Period shall extend beyond the Revolving Credit Maturity Date.

         "Investment Grade Rating" shall mean a rating of BBB- or better or the equivalent thereof from two of the following four debt rating agencies:
Standard & Poor's, Moody's Investors Service, Duff & Phelps Credit Rating Company or Fitch Investors Service; provided, however, that at least one such rating shall be from either Standard & Poor's or Moody's Investor Service.

         "Issuing Bank" means First Union National Bank of Florida, in its capacity as a Bank hereunder, for so long as it remains the Agent hereunder. Upon the appointment of a successor Agent, the "Issuing Bank" shall be the successor Agent, in its capacity as a Bank hereunder, for the purposes of all new Letters of Credit issued hereunder.

         "Late Fee" has the meaning specified in Subsection 2.7(c) hereof.

         "Letter Agreement" has the meaning specified in the Background section hereof.

         "Letters of Credit" has the meaning specified in Subsection 2.3 hereof.

         "Letter of Credit Contingent Obligation" and "Letters of Credit Contingent Obligations" mean the amount available for drawings and remaining undrawn under the Letter of Credit or Letters of Credit, respectively.

         "LIBOR Rate Advance" means an Advance that bears interest at a rate determined by reference to the Reserve Adjusted LIBOR Rate, as provided in Subsection 2.6(a)(ii) hereof.

         "LIBOR Reserve Requirement" means, for any day, the rate at which reserves (including, without limitation, any marginal, supplemental, or emergency reserves) are required to be maintained by member banks of the Federal Reserve System on such day against Eurocurrency liabilities, expressed as a decimal.

         "Loan Documents" means the following documents:

                  (a) This Fourth Amended and Restated Revolving Line of Credit and Security Agreement;

                  (b) The Third Renewal and Modification Promissory Note made by the Borrowers in favor of the Agent for the benefit of the Banks in the amount of $200,000,000.00;

                  (c) Assignments of Leases, Rents and Profits made by any Borrower to the Agent for the benefit of the Banks with respect to property owned by any Borrower as of September 3, 1996 or any leasehold interest in property held by any Borrower as of September 3, 1996, except as otherwise provided for in this Agreement;

                  (d) Agreements Not To Encumber or Transfer Property made by any Borrower to the Agent for the benefit of the Banks with respect to property owned by any Borrower as of September 3, 1996 or any leasehold interest in property held by any Borrower as of September 3, 1996, except as otherwise provided for in this Agreement;

                  (e) Agreements between the Agent on behalf of the Banks, a Borrower and the landlord with respect to any leasehold interest held by any Borrower as of September 3, 1996, except as otherwise provided for in this Agreement;

                  (f) Anti-Coercion Statements with respect to property owned by any Borrower as of September 3, 1996;

                  (g) UCC-1 Financing Statements covering all leases, rents, income, profits, and accounts receivable arising from any and every lease, rental, or occupancy agreement entered into with respect to property owned by any Borrower as of September 3, 1996, except as otherwise provided for in this Agreement, and such other documents as will ensure the Agent, as Agent for the benefit of the Banks, a first perfected security interest in and to such personal property; and

                  (h) all other documents executed and delivered by any Borrower in connection with the Credit closing, and thereafter from time to time as contemplated by this Agreement, including any modifications, amendments, or restatements of the foregoing.

         "Mortgage" shall mean a mortgage, deed of trust, deed to secure debt, or a similar real property lien instrument including, without limitation, an assignment of rents and leases other than any assignments of rents and leases in favor of Banks pursuant to the Credit.

         "Net I" means Net Lease Realty I, Inc., a Maryland corporation, and its successors.

         "Net II" means Net Lease Realty II, Inc., a Maryland corporation, and its successors.

         "Net III" means Net Lease Realty III, Inc., a Maryland corporation, and its successors.

         "Net IV" means Net Lease Realty IV, Inc., a Maryland corporation, and its successors.

         "Note" has the meaning specified in Subsection 2.5 hereof.

         "Notice of Borrowing" means a Notice of Borrowing in the form attached hereto as Exhibit "B" or Exhibit "C", as the case may be.

         "Person" means any natural person, corporation, unincorporated organization, trust, joint venture, association, company, partnership, or government, or any agency or political subdivision of any government.

         "Prime Rate" means, for the purposes hereof, the rate of interest announced by the Agent from time to time as its Prime Rate. The Agents' Prime Rate is a reference rate used by the Agent in determining interest rates on certain loans. The Agent loans at rates both above and below the Agent's Prime Rate, and the Borrowers acknowledge that the Agent's Prime Rate is not represented or intended to be the lowest or most favorable rate of interest offered by the Agent.

         "Prime Rate Advance" means an Advance that bears interest at a rate determined with reference to the Prime Rate, as provided in Subsection 2.6(a)(i) hereof.

         "Prior Credit" has the meaning specified in the Background section hereof.

         "Prior Credit Agreement" has the meaning specified in the Background section hereof.

         "Prior Note" has the meaning specified in the Background section hereof.

         "Prior Security Documents" has the meaning specified in the Background section hereof.

         "Pro Rata Portion" means, with respect to any Bank, the quotient obtained by dividing the Revolving Credit Commitment of the Bank by the aggregate Revolving Credit Commitments of all the Banks.

         "Qualified REIT Subsidiary Status" means Net I's, Net II's, Net III's and Net IV's status as a qualified REIT subsidiary as defined in Section 856(i) of the Internal Revenue Code, as amended.

         "REIT Status" means CNLR's status as a real estate investment trust as defined in Section 856(a) of the Internal Revenue Code, as amended.

         "Related Entities" means any "affiliated person" as defined under the provisions of the United States Internal Revenue Code.

         "Renewal Note" has the meaning specified in the Background section hereof.

         "Required Banks" means at any time the Banks owning or holding in the aggregate at least 66 2/3% of the aggregate unpaid principal amount of the Advances or, in the event that no Advances are outstanding, the Banks having at least 66 2/3% of the aggregate Revolving Credit Commitments.

         "Reserve Adjusted LIBOR Rate" means, for any Interest Period, an interest rate per annum obtained by dividing (i) the rate quoted on the Telerate page 3750 as of 11:00 a.m. London time, on the day that is two London banking days prior to the first day of the Interest Period, in an amount substantially equal to the LIBOR Rate Advance and with a term substantially equal to such Interest Period, by (ii) an amount equal to 1 minus the LIBOR Reserve Requirement for such Interest Period, the result of which shall be rounded up to the nearest 1/100 of one percent (.01%). In the event the rate quoted by Telerate is discontinued or the rate otherwise cannot be identified, the Agent shall determine the LIBOR Rate on the basis of quotes by major banks in the London interbank Eurodollar market for dollar deposits in an amount substantially equal to the LIBOR Rate Advance for a term substantially equal to the Interest Period selected.

         "Revolving Credit Advance" has the meaning specified in Subsection 2.1(a) hereof.

         "Revolving Credit Commitment" means $60,000,000.00 in the case of First Union National Bank of Florida, $20,000,000.00 in the case of SouthTrust Bank, National Association, $35,000,000.00 in the case of Creditanstalt Corporate Finance, Inc., $20,000,000.00 in the case of Comerica Bank, $35,000,000.00 in the case of AmSouth Bank of Florida, $30,000,000.00 in the case of Union Bank of Switzerland, and in the case of any other Bank, that amount set forth next to the name of the Bank on the signature pages hereto or, if there has been a full or partial assignment of a Revolving Credit Commitment pursuant to the provisions of Subsection 11.4 hereof, as may be reflected on the records of the Agent with respect to such assignment.

         "Revolving Credit Facility" means the commitments of the Banks to make Revolving Credit Advances to and issue Letters of Credit in favor of the Borrowers pursuant to Subsection 2.1 hereof.

         "Revolving Credit Maturity Date" shall mean July 30, 1999 (as such date may be extended pursuant to the provisions hereof) or if such date is not a Business Day, the next succeeding Business Day, or such earlier date on which the Credit shall be due and payable pursuant to the terms hereof.

         "Second Renewal Note" has the meaning specified in the Background section hereof.

         "Security Documents" has the meaning specified in Subsection 3.3 hereof.

         "Secured Debt" means any debt which is secured by a Mortgage.

         "Tangible Net Worth" means an amount equal to the total assets of the Borrowers minus the Total Intangible Assets of the Borrowers, minus the total liabilities of the Borrowers, calculated in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

         "Total Assets" means the total assets of the Borrowers computed in accordance with Generally Accepted Accounting Principles applied on a consistent basis.

         "Total Intangible Assets" of the Borrowers shall be determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis, but in any event shall be deemed to include the excess of costs over the assets of acquired businesses, formulae, trademarks, patents, patent rights, and deferred expenses

(including, but not limited to, unamortized debt discount and expense, organization expense, experimental and developmental expenses, but excluding prepaid expenses).

         "Total Liabilities" means the total liabilities of the Borrower (including, without limitation, all obligations or indebtedness of any other Person which the Borrower has assumed, guaranteed, or endorsed or in connection with which the Borrower has otherwise become directly or contingently liable and the amount of any outstanding Letters of Credit) computed in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

         "Type" refers to the distinction among Advances bearing interest based on the Prime Rate and the Reserve Adjusted LIBOR Rate.

         "Unencumbered Assets" means all assets of Borrowers which are not encumbered by one or more Mortgages.

         "Unencumbered Debt" means all debt of Borrowers which is not secured by Mortgages on one or more properties of any Borrower.

         1.2 OTHER DEFINITIONAL PROVISIONS.

             (a) The terms "material" and "materially" shall have the meanings ascribed to such terms under Generally Accepted Accounting Principles as such would be applied to the business of the Borrowers, except as the context shall clearly otherwise require;

             (b) all of the terms defined in this Agreement shall have such defined meanings when used in other documents issued under, or delivered pursuant to, this Agreement unless the context shall otherwise require;

             (c) all terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa;

             (d) accounting terms to the extent not otherwise defined shall have the respective meanings given them under, and shall be construed in accordance with, Generally Accepted Accounting Principles;

             (e) terms defined in, or by reference to, Article 9 of the Uniform Commercial Code as adopted in Florida to the extent not otherwise defined herein shall have the respective meanings given to them in Article 9 with the exception of the word "document" unless the context clearly requires such meaning;

             (f) the words "hereby," "hereto," "hereof," "herein," "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

             (g) the masculine and neuter genders are used herein and whenever used shall include the masculine, feminine, and neuter as well; and

             (h) wherever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such parties unless the context shall expressly provide otherwise.

                             SECTION 2.  THE CREDIT

         2.1 THE REVOLVING CREDIT FACILITY.

             (a) Each Bank severally agrees, on the terms and conditions set forth herein, that prior to the Revolving Credit Maturity Date and so long as there exists no Event of Default or circumstance which with the giving of notice or passage of time would become an Event of Default, it will make advances to the Borrowers (all such advances and the Bank's Pro Rata Portion of any unreimbursed amounts paid under Letters of Credit referred to herein as "Revolving Credit Advances" and "Advances") in an aggregate amount which, when aggregated with Advances comprised of the Bank's Pro Rata Portion of unreimbursed amounts paid under Letters of Credit and with the Bank's Pro Rata Portion of Letter of Credit Contingent Obligations, does not exceed at any time such Bank's Revolving Credit Commitment, subject to the terms and conditions of this Agreement. During the aforesaid period, the Borrowers may borrow, repay, and reborrow, and request the issuance of Letters of Credit in accordance with the terms hereof. The Borrowers acknowledge that the amount outstanding at any time pursuant to the Credit is as reflected in the books and records of the Agent and shall be conclusive and binding absent manifest error. Agent will, upon request, furnish the Borrowers with a statement of the amount outstanding pursuant to the Credit as reflected in the books and records of the Agent at the time of any such request.

             (b) If at any time the principal amounts outstanding under any Bank's Revolving Credit Advances (including Advances in respect of unreimbursed amounts paid under Letters of Credit), together with the aggregate amount of the Bank's Pro Rata Portion of the Letter of Credit Contingent Obligations, exceed such Bank's Revolving Credit Commitment, the Borrowers shall prepay the Bank's Revolving Credit Advances so as to cause the aggregate outstanding amounts thereunder to be equal to or less than such Bank's Revolving Credit Commitment.

             (c) Subject to the further terms and limitations of this Agreement, the Borrowers may designate Advances requested under the Revolving Credit Facility and

Advances made pursuant to draws under Letters of Credit issued under the Revolving Credit Facility to be LIBOR Rate Advances or Prime Rate Advances, and the Borrowers may Convert Advances of one Type into Advances of another Type (as provided in Subsection 2.15 hereof), or Continue Advances of one Type as Advances of the same Type (as provided in Subsection 2.15 hereof). All Advances shall be made, Converted, or Continued by the Banks simultaneously and proportionately to their Pro Rata Portion of the aggregate Commitments.

             (d) On the Closing Date, the aggregate outstanding principal amount under the Existing Agreement shall be automatically converted to an equivalent principal amount of Revolving Credit Advances hereunder (which shall be Prime Rate Advances unless otherwise specified by the Borrowers in accordance with the procedures contained in Subsection 2.15 hereof), allocated to the then existing Banks pro rata in accordance with their Pro Rata Portions, and shall be deemed to be Revolving Credit Advances and Advances and included in the Banks' Revolving Credit Commitments for all purposes hereof.

         2.2 ADVANCE REQUESTS AND FUNDING MECHANICS.

             (a) The Revolving Credit Advances (other than Advances made by honoring a draft drawn under a Letter of Credit) shall be made upon irrevocable notice from the Borrowers to the Agent (effective upon receipt) no later than 10:00 a.m. (Eastern Time) three (3) Business Days prior to the date of any proposed LIBOR Rate Advances and no later than 10:00 a.m. (Eastern Time) one
(1) Business Day prior to the date of any proposed Prime Rate Advances. Each such notice shall be in writing, or shall be by telephone or telecopier, confirmed immediately in writing, specifying the proposed (i) date of borrowing, (ii) aggregate amount of borrowing, (iii) Type of Advances, (iv) in the case of LIBOR Rate Advances, the initial Interest Period for such Advances, and (v) manner of receipt of the funds, and shall be evidenced by an executed Notice of Borrowing. Each request for such Advances shall be in the aggregate minimum amount of $100,000.00 or an integral multiple thereof, except that with respect to LIBOR Rate Advances, each request shall be in the aggregate minimum amount of $1,000,000.00 and in integral multiples of $100,000.00.

             (b) Notwithstanding the foregoing, the Borrowers may not select any LIBOR Rate Advances if (i) the obligation of any of the Banks to make LIBOR Rate Advances is suspended pursuant to Subsections 2.15(b)(iii) or 2.16(c) or
(d) hereof, or (ii) after giving effect to the Advances, the aggregate number of different Interest Periods for outstanding LIBOR Rate Advances from the Banks is greater than ten (10) (for purposes of this clause, Interest Periods of the same duration, but commencing on different dates, shall be treated as different Interest Periods).

             (c) Neither the Agent nor any Bank shall incur any liability to the Borrowers in acting upon any telephonic notice referred to herein that the Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of the Borrowers or for otherwise acting in good faith under this Subsection, and, upon funding of Advances by the Bank in accordance with this Agreement pursuant to any telephonic notice, the Borrowers shall be deemed to have received Advances hereunder.

             (d) Each notice of a proposed borrowing shall be irrevocable and binding on the Borrowers. In the case of LIBOR Rate Advances, the Borrowers shall indemnify each Bank against any loss, costs, or expense incurred by such Bank as a result of any failure of the Borrowers to fulfill on or before the date specified for such Advance all conditions for such borrowing set forth in
Section 5 hereof, or as a result of any purported revocation of such Advance request or any other reason for nonfunding of such Advance, including, without limitation, any loss (including loss of anticipated profits), cost, or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Bank to fund the Advance, when such Advance is not made on such date, as more fully described in Subsection 2.13 hereof.

             (e) The Agent shall give each Bank notice of each request for Advances in writing or by telephone or telecopier promptly after receipt of such request, provided that if the request was not received prior to 10:00 a.m. (Eastern Time), the Agent shall give such notice no later than 9:00 a.m. (Eastern Time) on the following Business Day. Not later than 2:00 p.m. (Eastern Time) on the date specified in such notice, each Bank shall make available to the Agent, at its Lending Office specified on the signature pages hereof, in immediately available funds, the Bank's Pro Rata Portion of such borrowing. After the Agent's receipt of such funds, the Agent will make such funds available to the Borrowers at the Agent's office referred to above no later than 2:00 p.m. (Eastern Time) on the date specified in the notice.

             (f) Unless the Agent shall have received notice from a Bank prior to the date of any proposed borrowing that such Bank will not make available to the Agent such Bank's Pro Rata Portion of the borrowing, the Agent may assume that the Bank has made such portion available to the Agent on the date of such borrowing in accordance with the provisions hereof. The Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrowers a corresponding amount. If and to the extent that the Bank shall not have so made such Pro Rata Portion available to the Agent, the Bank and the Borrowers severally agree to repay to the Agent forthwith upon demand, to the extent not collected from the other, such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Agent at (i) in the case of the Borrowers, the interest rate applicable at the time to the Advances comprising the borrowing, and (ii) in the case of the Bank, the Federal Funds Rate; provided, however, that the Borrowers shall not be required to so repay such amount if and to the extent that the Agent, in its capacity as a Bank, has availability therefor under its Revolving Credit Commitment. In such circumstances, the Agent, in its capacity as a Bank, may, but shall not be required to, make an Advance under its Revolving Credit Commitment in respect of such amount. If the delinquent Bank shall repay to the Agent (in its capacity as Agent or Bank, as appropriate) such amount (with interest), the amount so repaid shall constitute the Bank's Advance as part of such borrowing for purposes of this Agreement. If the Borrowers shall repay to the Agent such corresponding amount, or if the Agent, in its capacity as a Bank, makes an Advance therefor, such payment or Advance shall not relieve the delinquent Bank of its obligations hereunder.

             (g) The failure of any Bank to make an Advance to be made by it as part of any borrowing, when required to do so by the provisions hereof, shall not relieve any other Bank of its obligation hereunder to make its Advance on the date of such borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Advance to be made by such other Bank. Nothing herein shall prejudice any rights or remedies that the Borrowers may have against any Bank as a result of any failure by such Bank to make an Advance hereunder if such failure is in breach of its obligations hereunder.

         2.3 LETTERS OF CREDIT.

             (a) Subject to the terms and conditions hereof, including but not limited to the limitations set forth in Subsection 2.1(a) and 2.4 hereof, the Revolving Credit Commitments may be utilized, upon the request of the Borrowers, for the issuance of standby letters of credit by the Issuing Bank ("Letters of Credit"). Each Letter of Credit issued hereunder shall be in such form, contain such terms, and support such transactions as shall be satisfactory to the Issuing Bank in its sole discretion. No Letter of Credit shall have a term extending beyond the earlier of (i) one year after the date of issuance or (ii) the Revolving Credit Maturity Date.

             (b) Each Letter of Credit shall be requested by the Borrowers by irrevocable notice (effective upon receipt) from the Borrowers to the Issuing Bank and the Agent (which shall promptly give notice thereof to the Banks) no later than 10:00 a.m. (Eastern Time) three (3) Business Days prior to the date of the proposed issuance of the Letter of Credit. Each such notice from the Borrowers shall be in writing, or shall be by telephone or telecopier, confirmed immediately in writing, specifying the proposed (i) date of issuance of the Letter of Credit, (ii) maximum amount of such Letter of Credit, (iii) expiration date of the Letter of Credit, (iv) name and address of the beneficiary of such Letter of Credit, (v) form of such Letter of Credit, and
(vi) description of transaction supported by the Letter of Credit, and shall be evidenced by an executed Notice of Borrowing. The request shall be accompanied by such other applications, agreements, information, and documents as the Agent or the Issuing Bank shall require, and the payment of the fees and commissions described in Subsection 2.8 hereof.

             (c) If the form of the Letter of Credit and transaction supported by the Letter of Credit is satisfactory to the Issuing Bank in its sole discretion, and subject to the other terms and conditions of this Agreement, the Issuing Bank will make such

Letter of Credit available to the Borrower designated in the Notice of Borrowing at the Issuing Bank's Lending Office described in the signature pages hereof or as otherwise agreed with the Borrowers in connection with such issuance.

             (d) Upon the issuance of any Letter of Credit by the Issuing Bank, the Issuing Bank shall be deemed, irrevocably and without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed, irrevocably and without further action by any party hereto, to have purchased from the Issuing Bank, an undivided interest and participation in, to the extent of such Bank's Pro Rata Portion, the Letter of Credit and the related Letter of Credit Contingent Obligation. The Issuing Bank shall notify the Agent of the issuance of any Letter of Credit, and the Agent shall promptly notify each Bank of such Bank's Pro Rata Portion of the amount of the Letter of Credit and the related Letter of Credit Contingent Obligation. Each Bank's Pro Rata Portion of the Letter of Credit Contingent Obligation shall be deemed to utilize the Bank's Revolving Credit Commitment and reduce the availability thereunder, until such time as the Letter of Credit Contingent Obligation terminates by virtue of expiration of or payment under the Letter of Credit.

             (e) The payment by the Issuing Bank of a draft drawn under a Letter of Credit shall constitute for all purposes hereunder the making by the Issuing Bank of a Revolving Credit Advance (which shall be a Prime Rate Advance unless otherwise specified by the Borrowers in accordance with the procedures contained in Subsection 2.15 hereof), in the amount of such payment (but without any requirement for compliance with the requirements for the making of a Revolving Credit Advance contained in Subsections 2.1 and 2.2 and Section 5 hereof).

             (f) The Issuing Bank shall give the Agent prompt notice of any presentation of a draw under a Letter of Credit in writing or by telephone or telecopier, and the Agent shall give prompt notice thereof to the Banks. Each Bank shall, on the date of receipt of such notice, either (i) make a Revolving Credit Advance (which shall be a Prime Rate Advance unless otherwise specified by the Borrowers in accordance with the procedures contained in Subsection 2.15 hereof) in an amount equal to its Pro Rata Portion of the payment under the Letter of Credit, subject to the requirements for the making of a Revolving Credit Advance contained in Subsection 2.1 and 2.2 and Section 5 hereof), and shall simultaneously make available to the Issuing Bank at its Lending Office specified in the signature pages hereof, in immediately available funds, the proceeds of such Revolving Credit Advance, or (ii) if for any reason Borrowers is not entitled on such day to receive a Revolving Credit Advance each Bank shall pay to the Issuing Bank such Bank's Pro Rata Portion of such draw, whereupon such Bank shall acquire a participation, to the extent of such Pro Rata Portion, in the claim of the Issuing Bank against Borrowers in respect of such draw.

             (g) If and to the extent that any Bank shall not have so made the proceeds of such a Revolving Credit Advance available to the Issuing Bank, the Bank and the Borrowers severally agree to repay to the Issuing Bank forthwith upon demand, to the extent not collected from the other, such corresponding amount together with interest thereon, for each day from the date of receipt of notice of the draw until the date the Bank's Pro Rata Portion thereof is paid to the Issuing Bank at (i) in the case of the Borrowers, the interest rate applicable at the time to the Advances, and (ii) in the case of the Bank, the Federal Funds Rate, provided, however, that the Borrowers shall not be required to so repay such amount if and to the extent that the Agent, in its capacity as a Bank, has availability therefor under its Revolving Credit Commitment. In such circumstances, the Agent, in its capacity as a Bank, may, but shall not be required to, make an Advance under its Revolving Credit Commitment in respect of such amount. If the Borrowers shall repay to the Agent such corresponding amount, or if the Agent, in its capacity as a Bank, makes an Advance therefor, such payment or Advance shall not relieve the delinquent Bank of its obligations hereunder.

         2.4 USE OF PROCEEDS. The Revolving Credit Facility and the proceeds thereof shall be used by the Borrowers to finance the purchase of primarily commercial restaurant and retail properties, either existing or to be built, which construction must be completed within twelve (12) months after acquisition of the fee simple estate, and which in any event, are subject to long term lease agreements and in an aggregate amount not to exceed Seventy-Five Million Dollars ($75,000,000.00) at any time for construction and development of such properties subject to the requirements of Subsection 3.3(a) of this Agreement; provided, however, that Borrowers may also acquire income producing unsubordinated ground leases which are intended to support income producing commercial restaurant and retail properties upon completion and said completion occurs within a reasonable period of time after acquisition of such ground lease so long as the total number of such ground leases does not exceed five percent (5%) of the total number of properties in the Borrowers' portfolio at any time. Notwithstanding the foregoing, an aggregate amount of the proceeds of the Revolving Credit Facility not to exceed Twenty-Five Million Dollars ($25,000,000.00) at any time, may be used by the Borrower for general corporate purposes and working capital. Of such Twenty-Five Million Dollars ($25,000,000.00), Fifteen Million Dollars ($15,000,000.00) may be used for the issuance and funding of standby Letters of Credit. Notwithstanding anything in this Agreement to the contrary, upon the receipt by CNLR of an Investment Grade Rating, the entire Revolving Credit Facility and the proceeds thereof may be used by the Borrowers for general corporate purposes; provided, however, that the aggregate amount available for the issuance and funding of standby Letters of Credit shall be limited to Fifteen Million Dollars ($15,000,000.00). From time to time and upon the Agent's request, the Borrowers shall furnish to the Agent evidence satisfactory to the Agent that such proceeds are being used according to the terms of this Subsection.

         2.5 NOTE. The aggregate indebtedness of the Borrowers to each of the Banks resulting from the Revolving Credit Advances shall be evidenced by a single promissory note of the Borrowers payable to the Agent for the benefit of the Banks, in a principal amount equal to Two Hundred Million Dollars ($200,000,000.00) in substantially the form of Exhibit "A" hereto (as may be amended, renewed, increased, restated, replaced, or otherwise modified from time to time, the "Note"). The Note constitutes a renewal and modification of the Second Renewal Note.

         2.6 INTEREST.

             (a) The Borrowers shall pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (i) during such periods as an Advance is a Prime Rate Advance, a rate equivalent to the Prime Rate in effect from time to time, which rate shall be adjusted daily to reflect changes in the Prime Rate, with each adjustment to be effective on the day the change occurs;

                  (ii) during such periods as an Advance is a LIBOR Rate Advance, a rate equivalent to the Reserve Adjusted LIBOR Rate for the Interest Period for such Advance plus one and 50/100 percent (1.50%) per annum; provided, however, that the rate for LIBOR Rate Advances shall be subject to adjustment as follows promptly after receipt by Agent and First Union National Bank of North Carolina of a notice from CNLR stating that an Investment Grade Rating has been received by CNLR. The highest rating received from any two of the four rating agencies identified in the definition of Investment Grade Rating shall determine the adjustment. In the event no two equivalent ratings are received by CNLR, the lowest of the ratings received shall determine the adjustment.

             Rating Received               Rate
             ---------------               ----

             BBB-                          Reserved Adjusted LIBOR Rate + 1.40%
             BBB                           Reserved Adjusted LIBOR Rate + 1.25%
             BBB+                          Reserved Adjusted LIBOR Rate + 1.10%
             A-                            Reserved Adjusted LIBOR Rate + 1.00%


                  (iii) after the maturity or due date of the Advance (whether by acceleration or otherwise), a rate equivalent to five percent (5%) per annum above the rate per annum required to be paid on such Advance pursuant to paragraphs (i), (ii) or (iii) above (the "Default Rate").

             (b) The Borrowers shall pay interest, on demand, on all other amounts in respect of any other obligations of the Borrowers under the Loan Documents not paid when due at a rate per annum equal to five (5%) per annum above the Prime Rate in effect from time to time, which rate shall be adjusted daily to reflect changes in the Prime Rate, with each adjustment to be effective on the day the change occurs.

         2.7 REPAYMENT.

             (a) Interest on the Revolving Credit Advances shall be paid to the Agent for the account of the Banks as follows:

                  (i) Interest on each Prime Rate Advance shall be paid quarterly in arrears on the last Business Day of March, June, September, and December of each year, and on the Revolving Credit Maturity Date.

                  (ii) In respect of any LIBOR Rate Advance, interest shall be payable at the relevant Reserve Adjusted LIBOR Rate, in arrears, on the last Business Day of the applicable Interest Period, provided that interest on LIBOR Rate Advances shall additionally be payable on the last day of each three month period of any Interest Period that exceeds three months in duration, and on the Revolving Credit Maturity Date.

                  (iii) In addition to the interest due and payable under (i) and (ii) above, and as provided elsewhere in the Agreement, all accrued interest shall be due and payable on each date when all of the unpaid principal balance of the Credit shall be due (whether by maturity, acceleration or otherwise).

             (b) Principal under the Revolving Credit Advances, if not sooner paid, shall be paid to the Agent on the Revolving Credit Maturity Date for the account of the Banks.

             (c) If any payment of principal or interest or both is more than ten (10) days late, the Borrowers will pay to the Agent, for the account of the Banks, a late charge equal to five percent (5%) of the payment (the "Late Fee"). The provisions herein for a Late Fee shall not be deemed to extend the time for any payment or to constitute a "grace period" giving the Borrowers a right to cure such default.

         2.8 FEES.

             (a) As consideration for making the Revolving Credit Facility available, the Borrowers shall pay to the Agent, for the pro rata account of the Banks based on the amounts of the then existing Revolving Credit Commitments, a fee from the date hereof to the Revolving Credit Maturity Date (as may be extended hereunder) equal to twenty (20) basis points per annum of the unused portion of the aggregate Revolving Credit Commitments. Such fee shall be computed on the basis of the average daily unused portion of the Banks' then existing Revolving Credit Commitments and shall be payable quarterly in arrears on each quarterly interest payment date described in Subsection 2.7 hereof. Notwithstanding the foregoing, no additional fees shall be payable pursuant to this Subsection in the event (i) the Banks cease to offer LIBOR Rate Advances pursuant to Subsection 2.16 hereof and (ii) all borrowings hereunder have been repaid in full by the Borrowers.

             (b) The Borrowers shall pay to the Agent, for the account of the Issuing Bank and the other Banks, a letter of credit fee in an amount equal to the product of (i) one percent (1%) per annum and (ii) the face amount of each Letter of Credit. Such letter of credit fee shall be payable quarterly in arrears (i) on the last Business Day of each calendar quarter, beginning with the first such day to occur after the Closing Date and (ii) on the later of the Revolving Credit Maturity Date and the date of termination of the last outstanding Letter of Credit. One-eighth (1/8) of such fee shall be retained by the Issuing Bank as issuing bank and the remaining seven-eighths (7/8) of such fee shall be shared by the Banks (including the Issuing Bank) based on the Pro Rata Portion of each. In addition to the foregoing fee, the Borrowers shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

             (c) The Borrowers shall also pay to the Agent such agency and other fees as the Agent and the Borrowers shall separately agree.

         2.9 EXTENSION OF REVOLVING CREDIT MATURITY DATE. Upon the written request of the Borrowers, which request shall be received by the Agent at least sixty (60) days prior to the then existing Revolving Credit Maturity Date, and subject to payment of an extension fee by Borrowers, the Revolving Credit Maturity Date shall be extended for up to two additional twelve (12) month periods beyond the then existing Revolving Credit Maturity Date, provided that the Borrowers have fully complied with all of the financial covenants pursuant to Subsection 6.2 of this Agreement and materially complied with all other covenants, terms, conditions and provisions of this Agreement for the six (6) quarters preceding the then existing Revolving Credit Maturity Date. In such event, the Borrowers may be required by the Agent, in its discretion, to execute and deliver to the Banks, not later than the earlier Revolving Credit Maturity Date, new Notes, with appropriate inserts therein as to date, date of payments, and any appropriate recitals.

         2.10 SINGLE LOAN. The Advances and all other obligations arising under this Agreement and the other Loan Documents shall constitute one general obligation of the Borrowers and shall be secured by the Collateral. Recourse by the Agent and the Banks to the Collateral will not be required at any time.

         2.11     PAYMENTS AND COMPUTATIONS.

             (a) The Borrowers shall make each payment due under the Note or otherwise due hereunder not later than 12:00 p.m. (Eastern Time) on the day when due to the Agent in immediately available funds. Any such payment received later than 12:00 p.m. (Eastern Time) shall be deemed received by the Agent on the following Business Day. In the event any such payment is received by the Agent not later than 12:00 p.m. (Eastern Time), the Agent will thereafter on the date such payment is received cause to be distributed like funds ratably to the Banks, in each case to be applied in accordance with the terms of this Agreement. If any such payment is received by the Agent after 12:00 p.m. (Eastern Time), the Agent will thereafter on the following Business Day cause to be distributed like funds ratably to the Banks, in each case to be applied in accordance with the terms of this Agreement. In the event the Agent does not so distribute such funds to the Banks, it shall pay interest thereon, for each day from the Business Day following the date such amount is payable to the Banks to the date the Agent repays such amount to the Banks, at the Federal Funds Rate.

             (b) If the Agent receives funds for application to the Advances under circumstances for which the Loan Documents or the Borrowers (to the extent permitted by the Loan Documents) do not specify the Advances to which, or the manner in which, such funds are to be applied, the Agent shall distribute such funds for application to the Advances to each Bank ratably in accordance with such Bank's Pro Rata Portion of all outstanding Advances, in repayment or prepayment of such of the outstanding Advances of such Bank, and for application to such principal installments or interest.

             (c) Unless the Agent shall have received notice from the Borrowers prior to the date on which any payment is due to any Banks hereunder that the Borrowers will not make such payment in full, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date. The Agent may, in reliance upon such assumption, cause to be distributed to each Bank on the Business Day following the date when due an amount equal to the amount then due to such Bank. If and to the extent the Borrowers shall not have made such payment in full to the Agent, each such Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

             (d) Each payment and prepayment by the Borrowers of principal or interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt. If any installment of principal or interest becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day (except as otherwise provided with respect to LIBOR Advances in the definition of "Interest Period"), and, in the case of principal, interest shall be payable during the extension at the annual rate specified in the note for the payment of interest before maturity.

             (e) Unless otherwise specified herein, or unless otherwise determined by the Required Banks in their sole discretion, all payments (other than prepayments) of a particular Advance shall be applied pro rata among the Banks first to interest and lawful charges then accrued and then to principal. The Borrowers shall, at the time of making payments of Advances, specify to the Agent (which shall so notify the Banks) of the Advances to be paid.

             (f) Each Borrower hereby authorizes the Agent and each Bank, if and to the extent that any payments owed hereunder are not made when due, to charge such payments from time to time against any or all of such Borrower's accounts with the Agent or the Bank, in which event the Agent or the Bank will give prompt notice to such Borrower of such charge; provided, however, that the failure to give such notice shall not affect the validity of such charge. Any such Bank will give notice to the Agent thereof.

             (g) Interest and any fees hereunder shall be computed on the basis of a year of 360 days for LIBOR Rate calculations and fees and 365/366 days for Prime Rate calculations, but charged for the actual number of days elapsed. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

             (h) Notwithstanding anything contained herein to the contrary, in no event shall any interest rate provided for herein exceed the maximum rate of interest allowed by applicable law, as amended from time to time. Neither the Banks nor the Agent intend to charge any amount of interest or other fees or charges in the nature of interest that exceeds the maximum amount allowed by applicable law. If any payment of interest or in the nature of interest would cause the foregoing interest rate limitation to be exceeded, then such excess payment shall be credited as a payment of principal, unless the Borrowers notify the Agent in writing that the excess payment must be returned to the Borrowers, together with interest at the rate specified in Section 687.04(2), Florida Statutes, or any successor statute.

         2.12   PREPAYMENTS UNDER REVOLVING CREDIT FACILITY.

             (a) The Borrowers shall be entitled to prepay Prime Rate Advances in whole or in part, at any time, without premium or penalty, upon notice to the Agent no later than 10:00 a.m. (Eastern Time) at least one Business Day prior to the proposed date of the prepayment, each notice stating the proposed date, Advances to be prepaid, and aggregate principal amount of the prepayment in the form of the Notice of Prepayment attached hereto as Exhibit "L".

             (b) Notwithstanding the provisions of Subsection 2.13 hereof, the Borrowers shall be entitled to pay LIBOR Rate Advances only on the last days of the applicable Interest Periods, without premium or penalty, upon notice to the Agent no later than 10:00 a.m. (Eastern Time) at least three (3) Business Days prior to the proposed date of the prepayment, each notice stating the proposed date, Advances to be paid, and aggregate principal amount of the payment in the form of the Notice of Prepayment attached hereto as Exhibit "L".

             (c) Any prepayment of Prime Rate Advances shall be in the aggregate principal amount of $100,000.00 or an integral multiple thereof, and any payment of LIBOR Rate Advances shall be in the full amount of the LIBOR Rate Advances so paid.

             (d) On or prior to the Revolving Credit Maturity Date, any prepayment of Revolving Credit Advances (whether optional or required, but not including any payment after default or acceleration) shall be applied first to principal and then to interest and lawful charges, unless otherwise specified by the Borrowers. In the event of a prepayment after default or acceleration, any prepayment of Revolving Credit Advances shall be applied first to interest accrued on the principal amount prepaid (to be allocated among the Advances according to amount of interest accrued) and other lawful charges, and then to principal. The Borrowers shall, at the time of making prepayments of Advances, specify to the Agent (which shall so notify the Banks) of the Advances to be prepaid.

         2.13 LIBOR RATE COMPENSATION. Notwithstanding the provisions of Subsection 2.12(b) hereof, which prohibit prepayment of LIBOR Rate Advances prior to the end of the applicable Interest Period, in the event that all or any portion of any LIBOR Rate Advances are repaid, prepaid, or Converted prior to the end of the applicable Interest Period, regardless of whether such payment or Conversion is optional or obligatory, or in the event that any LIBOR Rate Advances are not borrowed or Converted as specified in a notice given pursuant to Subsection 2.2 or 2.15 hereof for any reason, including the failure of any conditions precedent, the Borrowers shall be required to pay to the Agent, for the account of the Banks, compensation as follows. The Borrowers shall be required to pay an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the portion of the LIBOR Rate Advances repaid, prepaid, Converted, or not borrowed or Converted from and after the date of such payment, prepayment, Conversion, failure to borrow, or failure to Convert, to the last day of the applicable Interest Period (or, in the case of a failure to borrow or Convert, to the last day of the Interest Period which would have commenced) at the applicable rate of interest for such Advances specified herein, minus (ii) the amount of interest which would have accrued on such LIBOR Rate Advances or portion thereof from and after the date of such payment, prepayment, Conversion, failure to borrow, or failure to Convert, to the last day of the applicable Interest Period at the applicable rate of interest for such Advances specified herein, but calculated with respect to a LIBOR Rate based on an amount substantially equal to the amount paid, prepaid, Converted, or not borrowed or Converted, and an Interest Period substantially equal to the number of days remaining in the applicable Interest Period. Whether or not the foregoing calculation results in a charge to be paid by the Borrowers, the Borrowers shall also pay all actual out-of-pocket expenses other than those taken into account in the foregoing calculation incurred by the Banks and the Agent (excluding any internal expenses) and reasonably attributable to such payment, prepayment, Conversion, or failure to borrow or Convert. The Borrowers acknowledge that the Banks are relying in the LIBOR Rate Advances remaining outstanding or being borrowed or Converted for the entire Interest Periods selected, and that the foregoing compensation represents reasonable liquidated damages and is not a penalty.
The
foregoing compensation shall apply with respect to all payments, prepayments, and Conversions of LIBOR Rate Advance and all failures to borrow and failures to Convert into LIBOR Rate Advances, whether optional or obligatory (including any required principal installments and any required Conversions pursuant to the provisions of Subsections 2.15 and 2.16 hereof), and shall include any prepayment, repayment, or Conversion after default or acceleration of the Note.

         2.14     SHARING OF PAYMENTS, ETC.

                  (a) If any Bank shall obtain from any Borrower payment of any principal of or interest on any Advance owing to it or payment of any other amount under this Agreement or any other Loan Document through the exercise of any right of set-off, banker's lien, counterclaim, similar right, or otherwise (other than from the Agent as provided herein), and, as a result of such payment, such Bank shall have received a greater percentage of the principal of or interest on the Advances or other amounts then due hereunder by Borrowers to such Bank than the percentage received by any other Banks, it shall promptly purchase from such other Banks participations in (or, if, and to the extent specified by such Bank, direct interests in) the Advances or such other amounts, respectively, owing to such other Banks (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such excess payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and interest on the Advances or such other amounts, respectively, owing to each of the Banks. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sole or otherwise) if such payment is rescinded or must otherwise be restored.

                  (b) Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Borrower. If, under any applicable bankruptcy, insolvency, or other similar law, any Bank receives a secured claim in lieu of a set-off to which this Subsection applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a matter consistent with the rights of the Banks entitled under this Subsection to share in the benefits of any recovery on such secured claim.

         2.15 CONVERSION AND CONTINUATION OF ADVANCES; FAILURE TO SELECT INTEREST PERIOD.

                  (a) The Borrowers may, upon notice given to the Agent in the form of the Notice of Conversion/Continuation attached hereto as Exhibit "M" (effective upon receipt) no later than 10:00 a.m. (Eastern Time) at least three
(3) Business Days prior to the date of a proposed Conversion into or Continuation of LIBOR Rate Advances and not later than 10:00 a.m. (Eastern
Time) at least one (1) Business Day prior to the date of a proposed Conversion into Prime Rate Advances, and subject to the provisions hereof, Convert Advances of one Type into Advances of the other Type or Continue Advances of one Type as Advances of the same Type at any time and from time to time on any Business Day; provided, however, that (i) any Conversion or Continuation of LIBOR Rate Advances shall be made on, and only on, the last day of the Interest Period for the LIBOR Rate Advances being Converted or Continued, (ii) any Conversion or Continuation of any Advances into LIBOR Rate Advances shall be in amounts not less than the minimum aggregate amounts specified in Section 2.2(a), and (iii) no Conversion or Continuation of Advances shall result in a greater number of different Interest Periods for LIBOR Rate Advances than is permitted under Section 2.2(b). Each such notice of Conversion or Continuation shall be in writing or shall be by telephone or telecopier, confirmed immediately in writing, specifying, within the restrictions specified above, the date of such Conversion or Continuation, the Advances to be Converted or Continued, the portion thereof to be Converted or Continued, and the Type of Advances into which they will be Converted or Continued and if such Conversion or Continuation is into LIBOR Rate Advances, the duration of the Interest Periods for such Advances. Each notice of Conversion or Continuation shall be irrevocable and binding on the Borrowers.

             (b)  (i)     Whenever the unpaid principal amount of LIBOR Rate
Advances comprising a borrowing shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000.00, such Advances shall automatically Convert into Prime Rate Advances on the last day of the then current Interest Period with respect to such Advances.

                  (ii) If the Borrowers shall fail to give a notice of Conversion or Continuation in respect of LIBOR Rate Advances prior to the end of the Interest Period applicable thereto as provided in paragraph (a) hereof, or to select the duration of any Interest Period for any LIBOR Rate, such LIBOR Rate Advances will automatically, on the last day of the then existing Interest Period therefor, convert into Prime Rate Advances.

                  (iii) Upon the occurrence and during the continuance of any Event of Default, (i) all LIBOR Rate Advances will automatically, on the last days of the then existing Interest Periods therefor, Convert into Prime Rate Advances and (ii) the obligation of the Banks to make, Continue, or Convert Advances into LIBOR Rate Advances shall be suspended.

                  (iv) LIBOR Rate Advances may be subject to automatic Conversion into Advances of other Types, as provided in Section 2.16(c) and (d).

         2.16     INCREASED COSTS, ILLEGALITY, ETC.

                  (a) If either (i) the introduction of or any change in any law or regulation or in the interpretation or administration of any law or regulation by any court or administrative or governmental authority charged with the interpretation of administration thereof from the date hereof or (ii) the compliance with any guideline or request from any such governmental authority, including, without limitation, any central bank (whether or not having the force of law), (x) subjects any Bank or any corporation controlling any Bank to any tax of any kind whatsoever with respect to this Agreement or any Advance, or changes the basis of taxation of payments to such Bank or corporation of principal, commissions, fees, interest, or any other amount payable hereunder (except for (A) taxes on or measured by the overall net income of such Bank or branch, office, or agency through which such Bank is acting for purposes of this Agreement or (B) changes in the rate of such taxes); (y) imposes, modifies, or holds applicable any reserve, special deposit, compulsory loan, or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit or commitment therefor extended by, or any other acquisition of funds by, any office of such Bank which are not otherwise included in any determination of the Reserve Adjusted LIBOR Rate or other interest payable hereunder; or (z) imposes on any Bank or the corporation controlling the Bank any other condition, and as a result there shall be any increase in the cost to the Bank or the corporation of agreeing to make or making, funding, or maintaining Advances by an amount deemed by the Bank to be material, then the Borrowers shall from time to time, upon demand by the Bank, pay directly to the Bank additional amounts sufficient to compensate the Bank for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrowers by the Bank, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If any Bank determines that compliance with any law or regulation or with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) concerning capital adequacy or otherwise has or would have the effect of reducing the rate of return on the capital of the Bank or the corporation controlling the Bank, as a consequence of, or with reference to, the facilities hereunder, or its making or funding or maintaining Advances below the rate which the Bank or such other corporation could have achieved but for such compliance (taking into account the policies of the Bank of such corporation with regard to capital) by an amount deemed by the Bank to be material, the Borrowers shall from time to time, upon demand by the Bank, pay to the Bank additional amounts sufficient to compensate the Bank or such other corporation for such reduction. A certificate as to such amounts, submitted to the Borrowers by the Bank, shall be conclusive and binding for all purposes, absent manifest error.

                  (c) If, with respect to any LIBOR Rate Advances, the Required Banks notify the Agent that the Reserve Adjusted LIBOR Rate for any Interest Period for such Advances will not adequately reflect the cost to the Banks of making, funding, or maintaining the LIBOR Rate Advances for such Interest Period, the Agent shall forthwith so notify the Borrowers whereupon (i) each such LIBOR Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Prime Rate Advance, and (ii) the obligation of the Banks to make, Continue, or Convert Advances into LIBOR Rate Advances shall be suspended until the Agent notifies Borrowers that the Required Banks have determined that the circumstances causing such suspension no longer exist.

               (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful or any central bank or other governmental authority shall assert that it is unlawful for any Bank to perform its obligations hereunder to make LIBOR Rate Advances or to continue to fund or maintain LIBOR Rate Advances hereunder, then, on notice thereof and demand therefor by the Bank through the Agent, (i) each LIBOR Rate Advance of the Banks will automatically, upon such demand, Convert into a Prime Rate Advance and (ii) the obligation of the Banks to make, Continue, or Convert Advances into LIBOR Rate Advances shall be suspended until the Agent shall notify the Borrowers that the Bank has determined that the circumstances causing such suspension no longer exist.

         2.17  LETTERS OF CREDIT OBLIGATIONS.

               (a) The payment obligations of the Borrowers under this Agreement with respect to the Letters of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

                    (i) any lack of validity or enforceability of the Letters of Credit;

                    (ii) any amendment or waiver of or any consent to departure from all or any of the Letters of Credit;

                    (iii) the existence of any claim, set-off, defense or other right which the Borrowers may have at any time against any beneficiary, or any transferee, of the Letters of Credit (or any Person for whom any such beneficiary or transferee may be acting), the Agent, the Issuing Bank, any of the other Banks, or any other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Letters of Credit, or any unrelated transaction;

                    (iv) any statement or any other document presented under the Letters of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (v) payment by the Issuing Bank under the Letters of Credit against presentation of a draft or certificate which does not comply (other than on its face) with the terms of the Letters of Credit; or

                  (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

             (b) In addition to (but without duplication of) the amounts payable as elsewhere provided in this Agreement, or any obligation arising out of Letters of Credit, the Borrowers hereby agree to protect, indemnify, pay, and save the Agent, the Issuing Bank, and each other Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges, and expenses (including reasonable attorneys' fees) which such party may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of the Letters of Credit, or (ii) the failure by the Issuing Bank to honor, or to make payment on, a drawing under the Letters of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions herein called "Governmental Acts").

             (c) As among the Borrowers, the Issuing Bank, the other Banks, and the Agent, the Borrowers assume all risks of the acts and omissions of, or misuse of the Letters of Credit. In furtherance, and not in limitation of the foregoing, none of the Agent or the Banks shall be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness, or legal effect of any document submitted by any party as beneficiary or transferee or otherwise in connection with a drawing under the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign the Letters of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) for failure of the beneficiary or transferee to comply fully with conditions required in order to draw upon the Letters of Credit, other than conditions expressly stated in the Letters of Credit; (D) for errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise, whether or not they be in cipher; (E) for errors in interpretation of technical terms; (F) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under the Letters of Credit or of the proceeds thereof; (G) for the misapplication by the beneficiary of the Letters of Credit; and (H) for any consequences arising from causes beyond the control of the Agent, the Issuing Bank, or the other Banks including, without limitation, any Governmental Acts. None of the above shall affect, impair, or prevent the vesting of any of the Agent's, Issuing Bank's, or any other Bank's rights or powers hereunder.

             (d) In furtherance and extension, and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Agent, the Issuing

Bank, or any other Bank under or in connection with the Letters of Credit or the related certificates, if taken or omitted in good faith, shall not result in any liability of the Agent, the Issuing Bank, or any other Bank to the Borrowers. The Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or any information to the contrary.

             (e) Notwithstanding anything to the contrary contained in this Subsection, the Borrowers shall have no obligation to indemnify the Issuing Bank, any other Bank, or the Agent in respect of any liability incurred by the Borrowers arising solely out of the bad faith, gross negligence or willful misconduct of the Agent, the Issuing Bank, or any other Bank, as determined by a court of competent jurisdiction.

             (f) Without prejudice to the survival of any other obligation of the Borrowers under this Agreement, the indemnities and obligations of the Borrowers under this Subsection shall survive the payment in full of all other amounts payable under this Agreement and the termination of the Letters of Credit.


                        SECTION 3.  SECURITY DOCUMENTS.

         Payment of the Credit shall be secured as provided in this Section 3.

         3.1 SECURITY AGREEMENT. To secure payment of the Credit, including but not limited to contingent obligations under Letters of Credit, and all other obligations of the Borrowers under the Loan Documents, the Borrowers hereby grant the Agent and the Banks and this Agreement shall be deemed to create, grant, give, and convey to the Agent and the Banks a first priority lien and encumbrance upon, and a first priority security interest in, the Collateral. This Agreement shall also serve as a "Security Agreement" within the meaning of that term as used in the Uniform Commercial Code as adopted and in force from time to time in the State of Florida, and shall be operative and effective as a Security Agreement in addition to, and not in substitution for, any other Security Agreement executed by the Borrowers in connection with the extension of credit or loan transaction secured hereby. The Borrowers agree to and shall, upon the request of the Agent, execute and deliver to the Agent, in form satisfactory to the Agent, such "Financing Statements," descriptions of property and such further assurances as the Agent, in its sole discretion, may from time to time consider necessary to create, perfect, continue, and preserve the lien and encumbrances hereof and the security interest granted herein upon and in such Collateral. The Agent, at the expense of the Borrowers, may or shall cause such statements, descriptions, and assurances to be recorded and re-recorded, filed and re-filed, at such times and in such places as may be required or permitted by law to so create, perfect, and preserve the lien and encumbrances hereof upon all of said Collateral. In addition to any other rights and remedies contained in the Loan Documents, the Agent and the Banks shall have all the rights and remedies of a secured party under the Uniform Commercial Code as adopted and in force from time to time in the State of Florida or other applicable law, all of which rights shall be cumulative and non-exclusive, to the extent permitted by law.

         3.2 OWNERSHIP AND ENCUMBRANCE OF PROPERTY. Subject to any mortgages permitted pursuant to Section 7.1 hereof, each Borrower hereby agrees and represents to the Agent and the Banks that the properties now owned by such Borrower are not subject to any mortgage, lien, charge, encumbrance, or security interest. Subject to Section 7.1 hereof, no Borrower shall, without the prior written consent of Required Banks, permit or suffer to exist any mortgage, lien, charge, encumbrance, or security interest in or upon any properties now owned by such Borrower.

         3.3 ADDITIONAL SECURITY DOCUMENTS.

             (a) The Borrowers further agree to prepare, execute, and deliver to the Agent a Notice of Borrowing, in the form attached as Exhibit "B" to this Agreement at the time of each request for an Advance under the Credit (together with any additional documents required pursuant to Subsection 3.3(b) hereof, the "Security Documents") which shall be properly completed with all pertinent information and otherwise satisfactory to the Agent. At the time of each request for an Advance from which the proceeds shall be used for development and construction of property, Borrowers shall certify to Banks: that (i) a lease has been executed with respect to such development and construction, (ii) a construction contract has been duly executed in connection with the development and a payment and performance bond has been issued in connection with such contract, (iii) all permits necessary for the development and construction have been issued and all appeal periods have expired. Borrowers will deliver copies of any or all of the foregoing documents to one or more of the Banks or the Agent, upon request.

             (b) Notwithstanding the foregoing, in the event CNLR has not received an Investment Grade Rating (or written confirmation that the only condition to receipt of an Investment Grade Rating is the release of Existing Security Documents) on or before December 31, 1997, Agent, after consultation with the Banks, may require certain documents as follows at Borrowers' expense, each of which shall be properly completed with all pertinent information and otherwise satisfactory to Agent. If Agent determines that such documents are not required, one or more Banks may require such documents from Borrowers at the expense of such requiring Banks on a pro rata basis up to $100,000.00. Any expenses in excess of $100,000.00 shall be paid by Borrowers.

                  (i) a Notice of Borrowing in the form attached as Exhibit "C" to this Agreement at the time of each request for an Advance under the Credit;

                  (ii) an Agreement Not To Encumber for each property then owned by any Borrower, except for properties then subject to a Mortgage and except as otherwise provided for in this Agreement, which includes a correct legal description of such property in the form attached hereto as Exhibit "D" and subsequently at the time any real property is thereafter acquired by any Borrower or an Agreement Not to Encumber which includes a correct legal description of such property in the form attached hereto as Exhibit "H" for each property pursuant to which any Borrower then holds or thereafter acquires a leasehold interest permitted pursuant to Section 2.4 hereof;

                  (iii) a Collateral Assignment of Leases, Rents, and Profits and Security Agreement, of, from or pertaining to each property then owned by any Borrower except for properties then subject to a Mortgage, in the form attached hereto as Exhibit "E" and subsequently at the time any real property is thereafter acquired by any Borrower executed by such Borrower or a Collateral Assignment of Leases, Rents, and Profits and Security Agreement, of, from or pertaining to each property in which any Borrower then holds or thereafter acquires a leasehold interest permitted pursuant to Section 2.4 hereof in the form attached hereto as Exhibit "I" and such Borrower shall use its best efforts to obtain an acknowledgement of lessee thereon or on a form satisfactory to Agent in its sole discretion;

                  (iv) an Agreement between the Agent on behalf of the Banks, any Borrower and the landlord with respect to any leasehold interest then held or thereafter acquired by any Borrower except for properties then subject to a Mortgage in substantially the form attached hereto as Exhibit "J", which form must be acceptable to Agent in its sole discretion;

                  (v) UCC Financing Statements, for filing with the Secretary of State and the local recording office of the State and County where the property of any Borrower, except for properties then subject to a Mortgage, is located, in the form required by such State and County, reflecting the Banks' security interest in the Collateral and subsequently at the time any real property is thereafter acquired by any Borrower; provided, however, that the Agent, in its sole discretion, may prepare any such Financing Statements upon receipt of the other documents provided for in this Subsection 3.3(b) and forward such completed Financing Statements to any Borrower for execution;

                  (vi) an Anti-Coercion statement for each property then owned by any Borrower, except for properties then subject to a Mortgage, in the form attached hereto as Exhibit "F" and subsequently at the time any real property is thereafter acquired by any Borrower;

                  (vii) evidence of Owner's Title Insurance Policy or commitment binder therefor for each property then owned by any Borrower, except for properties then subject to a Mortgage, and subsequently at the time any real property is thereafter acquired by any Borrower;

                  (viii) evidence that each property then owned by any Borrower and any property thereafter acquired by a Borrower is insured with fire and extended coverage to the full insurable value of the requirements on any such property, and each Borrower hereby agrees that any proceeds from such insurance coverage will be applied by such Borrower to (i) repair or rebuild the property for which such proceeds are being received, (ii) replace such property with a substantially equivalent property with a substantially equivalent stream of rent payments of similar credit quality, or (iii) repay any borrowings hereunder;

                  (ix) copies of lease agreements applicable to each property then owned by any Borrower, except for properties then subject to a Mortgage, and subsequently at the time any real property is thereafter acquired by any Borrower; and

                  (x) an M.A.I. or state certified appraisal or an appraisal in compliance with the Appraisal Standards for Federally Regulated Transactions, as required by the Federal Financial Institution Reform Recovery and Enforcement Act of 1989, as amended from time to time, and related or subsequent regulations for any real property then owned, except properties then subject to a Mortgage, or any property thereafter acquired by any Borrower, prepared by an appraiser approved by the Agent and otherwise in form and substance satisfactory to the Agent.

         3.4 RELEASE OF PROPERTY.

             (a) Upon the request of the Borrowers, the Agent on behalf of the Banks will, so long as there exists no Event of Default or circumstance which with the giving of notice or passage of time would become an Event of Default, execute releases of affected property from the lien and encumbrance of the Security Documents, provided that (a) each property to be released is being sold in the ordinary course of business to bona fide unrelated third parties,
(b) either (i) each such property is being replaced with substantially equivalent property with a substantially equivalent stream of rent payments of similar credit quality, or (ii) the sale of such property is for cash and the proceeds of the sale, net only of reasonable seller's closing costs, are applied by the Borrowers as a prepayment of the Revolving Credit Facility, (c) the property to be released consists of the entire parcel or parcels of property acquired and is not a mere portion thereof, and (d) the Borrowers shall submit to the Agent properly prepared release documents in a form satisfactory to Agent, and with respect to any new parcel described in clause
(b)(i) hereof, properly prepared Security Documents for such parcel, the warranty deed and closing statement for such property or properties, and such other information as the Agent shall reasonably request. The Banks hereby authorize the Agent to execute such releases and accept the substitution of such Security Documents under the foregoing conditions without the necessity of notice to or consent or agreement of the Banks or the Required Banks. If required by any title company, any Bank will furnish then current confirmation of the Agent's continued authority to execute and deliver release documents in connection with any property as provided for in this Subsection.

             (b) Agent agrees, on behalf of Banks, to execute releases of all properties of Borrowers from the lien and encumbrance of the Existing Security Documents and any additional Security Documents required pursuant to Subsection 3.3(b) hereof in substantially the form of the Release of Collateral Assignment of Leases, Rents, and Profits and Security Agreement and UCC-1 Financing Statement attached hereto as Exhibit "K" (or in a form otherwise necessary or advisable under applicable law) upon receipt by CNLR of an Investment Grade Rating (or receipt by CNLR of written confirmation that the only condition to receipt of an Investment Grade Rating is the release of the Existing Security Documents).


                   SECTION 4. REPRESENTATIONS AND WARRANTIES.

         To induce the Agent and the Banks to enter into this Agreement and to establish the Credit provided for herein, each Borrower represents and warrants to the Agent and Banks (which representations and warranties shall survive the delivery of the documents mentioned herein and the establishment of the Credit contemplated hereby) as follows:

         4.1 CORPORATE EXISTENCE OF BORROWER; COMPLIANCE WITH LAW. The Borrower is a corporation duly incorporated and organized, validly existing, and in good standing under the laws of the State of Maryland. The Borrower has the corporate power to own its properties and assets, and to carry on its business as now being conducted. The Borrower is in compliance with all other requirements of law applicable to it and to its business.

         4.2 AUTHORIZATION. The Borrower has the corporate power and authority, and the legal right to execute, deliver, and perform the Loan Documents, and to borrow thereunder, and has taken all action necessary to authorize the execution, delivery, and performance of the Loan Documents, and to authorize the borrowings contemplated thereby. The execution, delivery, and performance of the Loan Documents by the Borrower is made by individuals of legal capacity; will not conflict with, result in the breach of, or constitute a violation of or default under, any applicable law, rule, regulation, writ, or decree or the charter or bylaws of the Borrower, or any agreement or instrument to which the Borrower is a party; or result in the creation of any lien, charge, or encumbrance upon any property or assets of the Borrower pursuant to any indenture or other agreement or instrument to which the Borrower is a party, or by which the Borrower or its Collateral may be bound or affected. No consent, license, or authorization of, or filing with, any Person or entity (including, without limitation, any Governmental Authority), is required in connection with the execution, delivery, performance, validity, or enforceability of the Loan Documents and the borrowings as contemplated thereunder, except for consents, licenses, approvals, and filings referred to or disclosed in the Loan Documents.

         4.3 ENFORCEABLE OBLIGATIONS. The Loan Documents when executed and delivered to the Agent will constitute legal, valid, and binding agreements enforceable against the respective parties thereto and any property described therein in accordance with their respective terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforceability of creditor's rights; and (ii) as enforceability may be limited or qualified by general principles of equity, whether raised in a proceeding at law or in equity.

         4.4 FINANCIAL CONDITION OF THE BORROWERS.

             (a) The consolidated financial statements of the Borrowers as of March 31, 1997, a copy of which has been furnished to the Agent, are materially correct, complete, and fairly present the financial condition of the Borrowers as at the date of the financial statements and fairly present the results of the operations of the Borrowers for the period covered thereby.

             (b) The Borrowers have no material direct or contingent liabilities, liabilities for taxes, long-term leases, or unusual forward or long-term commitments as of the date of the Agreement which are not disclosed by, provided for, or reserved against in the financial statements or referred to in notes thereto, and at such date there are no material unrealized or anticipated losses from any unfavorable commitments of the Borrowers. The financial statements furnished to the Agent have been prepared in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis maintained throughout the period involved. There has been no material adverse change in the business, properties or condition, financial or otherwise, of the Borrowers since the date of such financial statements.

         4.5 NO LITIGATION. Except as disclosed in a Form 10-K or Form 10-Q filed by the Borrower with the Securities and Exchange Commission, there is no suit or proceeding at law or in equity (including proceedings, by or before any court, arbitrator, governmental or administrative commission, board or bureau, or other administrative agency) pending, or to the knowledge of the Borrower threatened, by or against or involving the Borrower or against any of its properties, existence, or revenues which, if adversely determined, would have a material adverse effect on the property, assets, or business or on the condition, financial or otherwise, of the Borrowers or which would be required to be disclosed in notes to any balance sheet as of the date hereof of the Borrowers prepared in reasonable detail in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

         4.6 DISCLOSURE AND NO UNTRUE STATEMENTS. No representation or warranty made by the Borrower in the Loan Documents or which will be made by the Borrower from time to time in connection with the Loan Documents (a) contains or will contain any misrepresentation or untrue statement of fact; or
(b) omits or will omit to state any material fact necessary to make the statements therein not misleading, unless otherwise disclosed in writing to the Agent. There is no fact known to the Borrower or any of its executive financial officers which adversely affects, or which might in the future adversely affect, the business, assets, properties, or condition, financial or otherwise, of the Borrower.

         4.7 TITLE TO ASSETS; LEASES IN GOOD STANDING. The Borrower has good and marketable title to its properties and assets, including the properties and assets reflected in the financial statements and notes thereto described in
Section 4.4 hereof, except for such assets as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all liens, mortgages, pledges, security interests, charges, title retention agreements, or other encumbrances of any kind, except as otherwise permitted pursuant to this Agreement. The Borrower enjoys peaceful and undisturbed possession under all leases under which it is now operating, none of which contain any unusual provisions which may adversely affect its operations, and all said leases are valid, subsisting, and in full force and effect, and the Borrower is not in violation of any material term of any such lease.

         4.8 PAYMENT OF TAXES. The Borrower has filed or caused to be filed all federal, state, and local tax returns which are required to be filed by it and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due, except as otherwise permitted by the provisions hereof, and no controversy in respect of additional income taxes of the Borrower is pending, or, to the knowledge of the Borrower, threatened. The Borrower has set up reserves which are believed by its officers to be adequate for the payment of all taxes for which a notice of assessment has been received and for the payment of such taxes for the years that have not been audited by the respective tax authorities.

         4.9 AGREEMENT OR CONTRACT RESTRICTIONS. The Borrower is not a party to, nor is it bound by, any agreement, contract, or instrument or subject to any charter or other corporate or partnership restriction which materially adversely affects the business, properties, assets, operations, or condition, financial or otherwise, of the Borrower except as disclosed in the financial statements and notes thereto described in Subsection 4.4 hereof. The Borrower is not in default in the performance, observance, or fulfillment of any obligations, covenants, or conditions contained in any agreement or instrument to which it is a party, which would have a material adverse affect on Borrower performing hereunder.

         4.10 PATENTS, TRADEMARKS, ETC. The Borrower owns, possesses, or has the right to use all necessary patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights, and copyrights to conduct its business as now conducted, without known conflict with any patent, patent right, license, trademark, trademark right, trade name, trade name right, or copyright of any other Person or entity.

         4.11 RACKETEER INFLUENCED AND CORRUPT ORGANIZATION(S) ACT. The Borrower has never been nor is it now engaged, nor will the Borrower engage, directly or indirectly, in any pattern of "racketeering activity" or in any "collection of any unlawful debt," as each of the quoted terms or phrases is defined or used by the Racketeer Influenced and Corrupt Organization(s) Act of either the United States or the State of Florida, Title 18, United States Code,
Section 1961 et seq.; Chapter 895, Florida Statues, respectively, as each act now exists or is hereafter amended (the "RICO Lien Acts"). No real property of the Borrower, no interest or interests of any kind, including beneficial interest or interests, mortgages, and leases, in or on real property of the Borrower, and no personal property, including money, of the Borrower, has ever been, is now, or is in any way reasonably anticipated by the Borrower to become, subject to any lien, notice, civil investigative demand, action, suit, or any proceeding pursuant to the RICO Lien Acts.

         4.12   INVESTMENT COMPANY ACT; REGULATION.

                (a) The Borrower is not an "investment company," an "affiliated person" of any "investment company," or a company "controlled" by an "investment company," and the Borrower is not an "investment advisor" or an "affiliated person" of an "investment advisor" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended).

                (b) The Borrower is not subject to regulation under any state or local public utilities code or federal, state, or local statute or regulation limiting the ability of the Borrower to incur indebtedness for money borrowed or to pledge assets of the type contemplated hereunder.

         4.13 LABOR MATTERS. There are no strikes or other labor disputes against the Borrower pending or, to the Borrower's knowledge, threatened. Hours worked by and payment made to employees of the Borrower has not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from the Borrower on account of employee health and welfare insurance have been paid or accrued as a liability on its books.

         4.14 ERISA REQUIREMENT. Except as previously disclosed to Agent in writing, the Borrower does not have in force any written or oral bonus plan, stock option plan, employee welfare, pension or profit sharing plan, or any other employee benefit arrangement or understanding. In addition, the Borrower and any predecessor of the Borrower is not now or was not formerly during the five year period immediately preceding the effective date of this Agreement a participating employer in any multi-employer or "multiple employer" plans within the meaning of Sections 4001(1)(a)(3), 4063, and 4064 of ERISA. Each employee benefit plan subject to the requirements of ERISA complies with all of the requirements of ERISA and those plans which are subject to being "qualified" under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended from time to time, have since their adoption been

"qualified" and have received favorable determination letters from the Internal Revenue Service so holding. There is no matter which would adversely affect the qualified tax exempt status of any such trust or plan, and except as previously disclosed to the Agent, there are no deficiencies or liabilities for any such plan or trust. No employee benefit plan sponsored by the Borrower has engaged in a non-exempt "prohibited transaction" as defined in ERISA.

         4.15 COMPLIANCE WITH ENVIRONMENTAL REQUIREMENTS. The Borrower warrants and represents to the Agent and the Banks that to the best of Borrower's knowledge, the Property described herein is now and at all times hereafter will continue to be in full compliance with all federal, state and local environmental laws and regulations as they now exist or are hereafter enacted and/or amended, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, and the Hazardous and Solid Waste Amendments of 1984, as amended. The Borrowers shall indemnify and hold the Agent and the Banks harmless from and against any and all damages, penalties, fines, claims, liens, suits, liabilities, costs (including cleanup costs), judgments and expenses (including attorneys', consultants' or experts' fees and expenses) of every kind and nature suffered by or asserted against the Agent or the Banks as a direct or indirect result of any warranty or representation made by the Borrower in this paragraph being false or untrue in any material respect or any requirement under any law, regulation or ordinance, whether local, state or federal, which requires the elimination or removal of any hazardous materials, substances, wastes or other environmentally regulated substances. The Borrower's obligations hereunder shall not be limited to any extent by the term of the Indebtedness secured hereby, and, as to any act or occurrence prior to payment in full and satisfaction of the Indebtedness which gives rise to liability hereunder, shall continue, survive and remain in full force and effect notwithstanding payment in full and satisfaction of the Indebtedness.

         4.16 COMPLIANCE WITH REIT REQUIREMENTS. CNLR is in compliance with all requirements applicable to a Real Estate Investment Trust imposed by the Internal Revenue Code of 1986, as amended, and all applicable regulations thereunder. Net I, Net II, Net III and Net IV are each in compliance with all requirements applicable to a Qualified REIT Subsidiary imposed by the Internal Revenue Code of 1986, as amended, and all applicable regulations thereunder and the Borrower is not aware of any fact that would negatively impact such qualifications.

         4.17 PRINCIPAL OFFICE/CORPORATE NAME. The principal office, chief executive office, and principal place of business of the Borrower is at 400 East South Street, Suite 500, Orlando, Florida 32801. The Borrower maintains its principal records and books at such address.

         4.18 USE OF CREDIT. The Revolving Credit Advances shall be used exclusively for the purposes specified in Section 2.4 hereof. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying "margin stock" (within the meaning of Regulation U, Regulation X or Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance hereunder will be used to purchase or carry any "margin stock," to extend credit to others for the purpose of purchasing or carrying any "margin stock," or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation U, Regulation X, or Regulation G. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause the Note or any other Loan Documents, including this Agreement, to violate Regulation U, Regulation X, or Regulation G or any other regulation of the Board of Governors of the Federal Reserve system or violate Section 8 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect as the same may hereinafter be in effect. The Borrower owns no "margin stock" except for that described in the financial statements referred to in Section 4.4 hereof and, as of the date hereof, the aggregate value of all "margin stock" owned by the Borrower does not exceed twenty-five percent (25%) of the value of all of the Borrower's assets. In connection with the Credit, the Borrower will upon request of the Agent deliver to the Agent a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation.


                       SECTION 5.  CONDITIONS OF LENDING.

         The obligation of the Agent and the Banks to establish the Credit or to permit any borrowing or issue Letters of Credit hereunder is conditioned upon the performance of all agreements by the Borrowers contained herein, as well as satisfaction of the following conditions precedent:

         5.1 REQUEST FOR BORROWING; SECURITY DOCUMENTS AND INFORMATION. Each request for a borrowing or the issuance of a Letter of Credit hereunder shall be evidenced by a Notice of Borrowing in substantially the form of Exhibit "B" hereto. Notwithstanding the foregoing, in the event CNLR has not received an Investment Grade Rating (or written confirmation that the only condition to receipt of an Investment Grade Rating is the release of the Existing Security Documents) on or before December 31, 1997, each request for a borrowing or the issuance of a Letter of Credit hereunder shall be evidenced by a Notice of Borrowing in substantially the form of Exhibit "C" hereto and, at Agent's sole discretion, if a borrowing is for the purpose of acquiring restaurant or retail properties pursuant to the Agreement, the Security Documents described in Subsection 3.3(b) above. At least five (5) business days prior to requesting such Advance, the Borrower must deliver to the Agent all of the information as may be reasonably requested by the Agent in response to the Borrowers' request for a borrowing or the issuance of a Letter of Credit. Any Advance of funds by the Banks without obtaining all such Security Documents and information shall not constitute a waiver by the Agent or any Bank of its right to receive such Security Documents and information and a failure of the Borrowers to deliver the same to the Agent upon demand shall constitute a default hereunder.

         5.2 CONTINUING ACCURACY OF REPRESENTATIONS AND WARRANTIES. At the time of each borrowing or issuance of a Letter of Credit hereunder, the representations and warranties set forth in this Agreement shall be true, correct, and complete on and as of the date of such borrowing or Letter of Credit issuance hereunder with the same effect as though the representations and warranties had been made on and as of the date of the borrowing or Letter of Credit issuance.

         5.3 NO DEFAULT. At the time of each borrowing or issuance of a Letter of Credit hereunder, the Borrowers shall be in compliance with all terms and conditions set forth herein, and no Event of Default, nor any event which upon notice or lapse of time or both would constitute an Event of Default, shall have occurred and be continuing at the time of such borrowing or Letter of Credit issuance.

         5.4 LOAN DOCUMENTS. On or prior to the Closing Date, the Agent shall have received, duly executed this Agreement and the other Loan Documents, all in form and substance satisfactory to the Agent and counsel for the Agent.

         5.5 SUPPORTING DOCUMENTS. On or prior to the Closing Date, the Agent shall have received the following documents satisfactory in form and substance to the Agent and counsel for the Agent and, as requested by the Agent, certified by appropriate corporate or governmental authorities:

             (a) a certificate of good standing of each Borrower certified by the Secretary of State, or other appropriate governmental authority, of the State of Maryland;

             (b) a certificate of qualification of each Borrower to transact business in the State of Florida certified by the Secretary of State of the State of Florida;

             (c) a copy of the articles of incorporation of each Borrower certified by the Secretary of State, or other appropriate governmental authority, of the State of Maryland, accompanied by a certificate from an appropriate officer of such Borrower that the copy is complete and that the articles of incorporation have not been amended, annulled, rescinded, or revoked since the date of the certificate of the Secretary of State or other appropriate governmental authority;

             (d) a copy of the bylaws of each Borrower in effect on the date of this Agreement, accompanied by a certificate from an appropriate officer of such Borrower that the copy is true and complete, and that the bylaws have not been amended, annulled, rescinded, or revoked since the date of the bylaws or the last amendment reflected in the copy, if any;

             (e) a copy of resolutions of the Board of Directors of each Borrower authorizing the execution, delivery, and performance of the Loan Documents and the borrowing thereunder, and specifying the officer or officers of such Borrower authorized to execute the Loan Documents, accompanied by a certificate from an appropriate officer that the resolutions are true and complete, were duly adopted at a duly called meeting in which a quorum was present and acting throughout, or were duly adopted by written action, and have not been amended, annulled, rescinded, or revoked in any respect and remain in full force and effect on the date of the certificate;

             (f) an incumbency certificate containing the names, titles, and genuine signatures of all duly elected officers and directors of each Borrower as of the date of this Agreement, accompanied by a certificate from an appropriate officer of such Borrower that the information is true and complete;

             (g) such additional supporting documents as the Agent may request.

         5.6 OPINION OF THE BORROWERS' COUNSEL. On or prior to the Closing Date, and to the extent required by the Agent at the time of any borrowing or Letter of Credit issuance hereunder, the Agent shall have received the favorable opinion of counsel for Borrowers, in form and substance satisfactory to the Agent.


                       SECTION 6.  AFFIRMATIVE COVENANTS.

         The Borrowers covenant and agree that, from the date of this Agreement until payment in full and termination of the Credit and expiration of all Letters of Credit issued thereunder, unless the Agent shall otherwise consent in writing, the Borrowers will fully comply with the following provisions:

         6.1 FINANCIAL REPORTS AND OTHER DATA.

             (a) Quarterly Reports. The Borrowers shall deliver to the Agent and the Banks within sixty (60) days after the end of each of the Borrower's fiscal quarters, including without limitation, the fourth quarter of each fiscal year:

                  (i) The Borrowers' Profit and Loss Statement and Cash Flow Statement for such quarter and the Borrower's Balance Sheet as at the last day of such quarter, all in reasonable detail and satisfactory in scope to the Agent and certified by each Borrower's chief financial officer as to the fairness and accuracy of such financial statements and that the same have been prepared in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis; and

                  (ii) a Quarterly Advance Compliance Certificate including a listing of each Borrower's properties and information on leases, stating that each Borrower is in compliance with all covenants made pursuant to the Loan Documents and including a schedule of computations in reasonable detail demonstrating compliance with the financial covenants contained in Subsection 6.2 of this Agreement. Such certificate shall be executed by the chief financial officer of each Borrower stating that to the best of the officer's knowledge, such Borrower has kept, observed, performed, and fulfilled each and every agreement binding on it contained in the Loan Documents, and is not at the time in default of the keeping, observance, performance, or fulfillment of any of the terms, provisions, and conditions thereof, and that none of the Events of Default or events which upon notice or the lapse of time or both would constitute Events of Default has occurred (or specifying all such defaults and events of which officer may have knowledge and what actions such Borrower is taking or proposes to take with respect thereto).

             (b) Annual Reports. The Borrowers shall annually furnish to the Agent and the Banks within ninety (90) days after the end of each fiscal year financial statements of the Borrowers which must be acceptable to the Agent in the Agent's sole discretion. Such statements shall include, but not be limited to, a statement of profit and loss, and reconciliation of surplus statement for such year, and a balance sheet as of the end of such year, all in reasonable detail and satisfactory in scope to the Agent. All financial statements shall be prepared in accordance with Generally Accepted Accounting Principles, applied on a Consistent Basis, accompanied by an unqualified opinion of independent certified public accountants of recognized national standing selected by the Borrowers and satisfactory to the Agent. Together with each delivery of financial statements as required by this subsection 6.1(b), the Borrowers shall deliver to the Agent a certificate of the independent certified accountants stating that in making the examination necessary to said certification of the financial statements, they obtained no knowledge of any condition or event pertaining to financial or accounting matters, of the Borrowers that constitutes an Event of Default or event which after notice by the Agent or lapse of time, or both, would constitute an Event of Default; or if the accountants have obtained knowledge of any Event of Default or other such event, a statement specifying the nature and period of existence thereof. In addition, such accountants' certificate shall state that with respect to the fulfillment of any of the terms, covenants, provisions, or conditions of the Loan Documents, other than those relating to financial or accounting matters, they have obtained no knowledge of any default or Event of Default, or if the accountants have obtained knowledge of any such default or Event of Default they shall make disclosure thereof, but the accountants shall not be liable to the Agent or the Banks for any failure to obtain knowledge of any default or Event of Default referred to in this sentence.

             (c) Additional Data. With reasonable promptness, the Borrowers will deliver such additional information respecting the business, operations, and financial condition of any Borrower as the Agent or any Bank may from time to time reasonably request, including, without limitation, (i) any and all correspondence with any auditors and/or regulatory agencies which request changes in or require alterations in the procedures used in administering or reporting in any Borrower's operations, (ii) any and all financial statements, reports, notices, and proxy statements sent or made available by any Borrower to its security holders, all regular and periodic reports, and all registration statements and prospectuses filed by any Borrower with the Securities and Exchange Commission or any governmental authority succeeding to any of its functions, and (iii) all press releases and other statements made available generally by any Borrower to the public concerning material developments in the business of such Borrower.

             (d) Sharing of Financial Information. The Agent and the Banks are hereby authorized to deliver a copy of any financial statements or any other information relating to the business operations or financial condition of any Borrower which may be furnished to them or come to their attention pursuant to the Loan Documents or otherwise, to any regulatory body or agency having jurisdiction over Agent or any Bank or to any Person which shall, or shall have the right or obligation to, succeed to all or any part of the Agent's or any Bank's interest in the Loan Documents.

         6.2 FINANCIAL COVENANTS OF THE BORROWERS. During the term of the Credit, the Borrowers will maintain the following financial covenants and such computations shall be made on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis:

             (a) the ratio of Total Liabilities to Tangible Net Worth of the Borrower at the end of any fiscal quarter shall not be more than 1 to 1.

             (b) the ratio of Secured Debt to Total Assets at the end of any fiscal quarter shall not be more than .40 to 1.

             (c) the ratio of Unencumbered Assets to Unencumbered Debt at the end of any fiscal quarter shall not be less than 1.75 to 1.

             (d) the ratio of EBITDA to Interest at the end of any fiscal quarter shall not be less than 1.75 to 1.

         6.3 PAYMENT AND PERFORMANCE OF THE BORROWERS OBLIGATIONS. The Borrowers will make full and timely payment of the principal of and interest on the indebtedness owed hereunder. The Borrowers will duly comply with all the terms and covenants contained in the Loan Documents.

         6.4 DEPOSITORY ACCOUNT. Until the Note and the other Loan Documents are paid in full, each Borrower shall maintain a depository account with the Agent.

         6.5 CONDUCT OF BUSINESS; MAINTENANCE OF EXISTENCE. Each Borrower will do or cause to be done all things necessary to preserve and to keep in full force and effect its corporate existence and rights and its franchises, trade names, patents, trademarks, and permits which are necessary for the continuance of its business; maintain management satisfactory to Required Banks; and continue to engage principally in the business currently operated by such Borrower.

         6.6 RIGHT OF INSPECTION; DISCUSSIONS. Each Borrower will permit any person designated by the Agent or any Bank, at such Borrower's expense, to visit and inspect any of the property, books, records, papers, and financial reports of such Borrower, including the making of any copies thereof and abstracts therefrom, and to discuss its affairs, finances, and accounts with its principal officers, all at such reasonable times and as often as the Agent or any Bank may reasonably request. Each Borrower will also permit the Agent or any Bank, or its designated representative, to audit or appraise any of its assets or financial and business records. Without limiting the foregoing in any way, each Borrower also agrees to allow the Agent and any Bank or certified public accountants satisfactory to the Agent or such Bank to review such Borrower's financial statements, books, and records regarding depreciation and reserves accounting. Each Borrower further agrees to permit the Agent and the Banks to review each registration statement and any other offering documents (including any amendments thereto) (collectively the "Offering Documents") prepared by such Borrower or at the direction of such Borrower for the purpose of effecting an offering of an equity interest in such Borrower. The Agent and each Bank shall have the right to approve any reference to the Agent or such Bank and to the Credit in such Offering Documents.

         6.7 NOTICES. Each Borrower will promptly give notice to the Agent and the Banks of:

             (a) the occurrence of any default or Event of Default (or event which would constitute a default or Event of Default but for the requirement that notice be given or time elapse or both) hereunder or under any other obligation of any Borrower, in which case such notice shall specify the nature thereof, the period of existence thereof, and the action that the Borrowers propose to take with respect thereto;

             (b) the occurrence of any material casualty to any property of any Borrower or any other force majeure (including, without limitation, any strike or other labor disturbance) materially affecting the operation or value of any Borrower (specifying whether or not such casualty or force majeure is covered by insurance); and

             (c) the occurrence of any event of default pursuant to any lease pledged as Collateral hereunder, or the commencement of any material litigation, dispute, investigation or proceeding that may involve a claim for damages, injunctive relief, enforcement of other relief pending, being instituted, or threatened by, against or involving a lessee under a lease pledged as Collateral hereunder or any filing or commencement by or against any such lessee of a petition, case, proceeding or other action seeking reorganization, arrangement or readjustment of its debt, or any relief under any existing or future law relating to bankruptcy, insolvency, reorganization or relief of debtors, or any adverse change which might impair the conduct of such lessee's business or might materially affect financially or otherwise its business, operations, assets, properties, prospects or condition of which any Borrower has notice or knowledge.

             (d) the commencement or any material change in the nature or status of any litigation, dispute, investigation, or proceeding that may involve a claim for damages, injunctive relief, enforcement, or other relief pending, being instituted, or threatened by, against or involving any Borrower, or any attachment, levy, execution, or other process being instituted by or against any assets of any Borrower, or any other adverse change which might impair the conduct of the business of the Borrowers or might materially affect financially or otherwise the business, operations, assets, properties, prospects, or condition of the Borrowers.

         6.8 PAYMENT OF TAXES; LIENS. Each Borrower will promptly pay, or cause to be paid, all taxes, assessments and other governmental charges which may lawfully be levied or assessed (i) upon the income or profits of such Borrower, (ii) upon any property, real, personal or mixed, belonging to such Borrower, or upon any part thereof, or (iii) by reason of employee benefit plans sponsored by such Borrower, and also any lawful claims for labor, material, and supplies which, if unpaid, might become a lien or charge against any such property; provided, however, no Borrower shall be required to pay any such tax, assessment, charge, levy, or claim so long as the validity thereof shall be actively contested in good faith by proper proceedings; but provided further that any such tax, assessment, charge, levy, or claim shall be paid forthwith upon the commencement of proceedings to foreclose any lien securing the same.

         6.9 MAINTENANCE OF PROPERTY, LEASES. Each Borrower will maintain its property in good condition and repair and, from time to time, make all necessary and proper repairs, renewals, replacements, additions and improvements thereto, so that any business carried on may be properly and advantageously conducted at all times in accordance with prudent business management. Each Borrower will maintain all leases on its property and ground leases to which it is a party in good standing, will perform all of its obligations thereunder when due, and the Borrowers, in the aggregate, will not amend, alter, modify, or change the terms of more than ten percent (10%) of the total number of such leases, or terminate, cancel, or permit any surrender of more than ten percent (10%) of the total number of such leases (other than because the lease term has expired) without the advance written approval of the Agent. To the extent that any leases have terminated by their own terms or because of defaults of the tenants, each Borrower will replace such leases with leases containing comparable provisions and with tenants of similar quality, credit and otherwise.

         6.10 ERISA BENEFIT PLANS. Each Borrower will comply with all requirements of ERISA applicable to it and will not materially increase its liabilities under or violate the terms of any present or future benefit plans maintained by it without the prior approval of the Agent. Each Borrower will furnish to the Agent as soon as possible and in any event within 10 days after the Borrower or a duly appointed administrator of a plan (as defined in ERISA) knows or has reason to know that any reportable event, funding deficiency, or prohibited transaction (as defined in ERISA) with respect to any plan has occurred, a statement of the chief financial officer of such Borrower describing in reasonable detail such reportable event, funding deficiency, or prohibited transaction and any action which such Borrower proposes to take with respect thereof, together with a copy of the notice of such event given to the Pension Benefit Guaranty Corporation or the Internal Revenue Service or a statement that said notice will be filed with the annual report of the United States Department of Labor with respect to such plan if such filing has been authorized.

         6.11 INSURANCE OF PROPERTY. Each Borrower will keep its business and its Unencumbered Assets insured at all times for full replacement value or otherwise in amounts acceptable to Agent and all of its other assets insured in commercially reasonable amounts, all by commercially reasonable insurance companies against the risks for which provision for such insurance is usually made by other Persons engaged in a similar business similarly situated (including without limitation insurance for fire and other hazards and insurance against liability on account of damage to persons or property and insurance under all applicable workmen's compensation laws) and to the same extent thereto and carry such other types and amounts of insurance as are usually carried by Persons engaged in the same or a similar business similarly situated, and upon request deliver to the Agent, on behalf of the Banks, a certificate from the insurer setting forth the nature of the risks covered by such insurance, the amount carried with respect to each risk, and the name of the insurer. Each Borrower hereby agrees that any proceeds from such insurance coverage shall be applied to either (i) repair or rebuild the property for which such proceeds are being received, (ii) acquire a substantially equivalent property with a substantially equivalent lease stream of similar credit quality or (iii) repay any borrowings hereunder.

         6.12 TRUE BOOKS. Each Borrower will keep proper and true books of record and account, reasonably satisfactory to the Agent, in which full, true, and correct entries will be made of all of its dealings and transactions, and establish on its books such reserves as may be required by Generally Accepted Accounting Principles with respect to all taxes, assessments, charges, levies, and claims referred to in
Section 6.8 hereof, and with respect to its business in general, and will include such reserves in any interim as well as year-end financial statements.

         6.13 OBSERVANCE OF LAWS. Each Borrower will conform to and duly observe all laws, regulations, and other valid requirements of any Governmental Authority with respect to the conduct of its business, including but not limited to, applicable ERISA, environmental and transportation laws.

         6.14 FURTHER ASSURANCES. At its cost and expense, upon request of the Agent, each Borrower will duly execute and deliver or cause to be duly executed and delivered to the Agent, such further instruments or documents and do and cause to be done such further acts as may be reasonably necessary or proper in the opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement.

         6.15 CHANGE OF NAME, PRINCIPAL PLACE OF BUSINESS, OFFICE, OR THE AGENT. Each Borrower will notify the Agent of any change in the name of such Borrower, the principal place of business of such Borrower, the office where the books and records of such Borrower are kept, or any change in the registered agent of such Borrower for the purposes of service of process. No Borrower will change the chief executive office of such Borrower from Orange County, Florida, without first notifying the Agent.

         6.16 STATUS. CNLR shall at all times comply with all requirements of applicable laws and regulations necessary to maintain REIT Status. Net I, Net II, Net III and Net IV shall at all times comply with all requirements of applicable laws and regulations necessary to maintain Qualified REIT Subsidiary Status.

         6.17 SYNDICATION OF CREDIT. Each Borrower agrees to cooperate with the Agent in connection with its intended further syndication of the Credit, such cooperation to include, but not be limited to, attendance by management personnel of the Borrowers at meetings arranged by the Agent with representatives of potentially participating commercial lending institutions, provision of information regarding the Borrower's business operations and financial condition, and response to questions and inquiries regarding the Borrowers.

         6.18 USE OF PROCEEDS FROM MORTGAGE LOANS. Each Borrower agrees to use all net proceeds from any mortgage loans hereafter secured to prepay outstanding Advances hereunder.


                        SECTION 7.  NEGATIVE COVENANTS.





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
         The Borrowers covenant and agree that from the date of this Agreement until payment in full and termination of the Credit and expiration of all Letters of Credit issued thereunder, the Borrowers will fully comply with the following provisions:

         7.1 LIMITATIONS ON MORTGAGES, LIENS, ETC. No Borrower will, directly or indirectly, create, incur, assume, or suffer or permit to exist any security interest, pledge, lien, or other charge or encumbrance (including the lien or retained security title of a conditional vendor or lessor) upon or with respect to any Collateral without the prior written consent of all of the Banks except
(a) pursuant to the Loan Documents, (b) except workmen's, materialmen's, or other like liens arising in the ordinary course of business in respect of obligations which are not due or which are being contested in good faith, (c) liens for taxes not yet due or being contested in good faith by appropriate proceedings, (d) other similar encumbrances incurred in the ordinary course of business, and not interfering with the ordinary course of the business, (e) liens or security interests securing other indebtedness so long as the Borrowers remain in compliance with all terms and conditions of this Agreement at all times, including but not limited to, the financial covenants contained in Subsection 6.2 hereof; provided however, that such liens or security interests shall be of equal priority and pari passu with the liens and security interests of the Banks hereunder pursuant to the provisions of an intercreditor agreement or similar arrangement in form and substance satisfactory to the Agent and all of the Banks in their reasonable discretion and (f) mortgages on those properties listed on Schedule I hereto and in the Amended Letter Agreement.

         7.2 NO GUARANTIES. No Borrower will, directly or indirectly, guarantee, assume, endorse, become a surety or accommodation party for, or otherwise in any way extend credit or become responsible for or remain liable or contingently liable in connection with any indebtedness or other obligations of any other Person or entity without the prior written consent of Required Banks except guaranties and endorsements made in connection with the deposit of negotiable instruments and other items for collection or credit in the ordinary course of business and except in the ordinary course of acquiring properties so long as no material effect on the operation or value of Borrowers results therefrom.

         7.3 MERGER, SALE OF ASSETS, DISSOLUTION, ETC. No Borrower will, directly or indirectly, (a) enter into any transaction of merger or consolidation; or (b) allow any change in control of any Borrower; or (c) transfer, sell, assign, lease, or otherwise dispose of all or a substantial part of its properties or assets; or (d) transfer, sell, assign, lease, convey, or otherwise dispose of any of its real property (including but not limited to the property giving rise to the Collateral), except that a Borrower may, so long as there exists no Event of Default or circumstance which with the giving of notice or passage of time would become an Event of Default, sell real property in the ordinary course of business to bona fide unrelated third parties, which either is replaced with substantially equivalent properties with substantially equivalent lease streams of similar credit quality, or for which the sale is a cash sale and the proceeds of which, net only of reasonable seller's closing costs, are applied by the Borrowers as a prepayment of the Revolving Credit Facility; or (e) change the nature of its business; or (f) invest in, transfer any assets to, or do business through any subsidiary except wholly-owned subsidiaries engaged in the same business as the Borrower which agree to become borrowers hereunder upon formation; or (g) wind up, liquidate, or dissolve itself or its business; or
(h) agree to any of the foregoing. Notwithstanding the foregoing, no consent of Agent or the Banks shall be required for a merger between CNLR and CNL Realty Advisors, Inc., a Florida corporation, so long as CNLR is the survivor of such merger and no Event of Default results from such merger.

         7.4 LIMITATIONS ON LOANS, ADVANCES, AND INVESTMENTS. No Borrower will, directly or indirectly, make or have outstanding a loan or advance to or an investment in, all or a substantial part of the assets or properties of, or own or acquire stock or other securities of, any Person, except (a) stock or other securities received in settlement of a debt that was created in the ordinary course of business, (b) travel advances in the ordinary course of business to its officers and employees, (c) readily marketable securities issued by the United States of America, and (d) certificates of deposit or repurchase agreements of a Bank or of any other financial institution of comparable standing; (e) investments in wholly owned subsidiaries engaged in the same business as the Borrower which agree to become borrowers hereunder upon formation; or (f) notes and mortgages in favor of the Borrower which secure the obligation of seller under a property acquisition contract to refund an earnest money deposit or portion thereof.

         7.5 REGULATION U. No Borrower will permit any part of the proceeds of the Credit to be used to purchase or carry or to reduce or retire any loan incurred to purchase or carry, any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock, or to be used for any other purpose which violates, or which would be inconsistent with, the provisions of Regulation U or other applicable regulation. Each Borrower covenants that it is not engaged and will not become engaged as one of its principal or important activities in extending credit for the purpose of purchasing or carrying such margin stock. If requested by the Agent, each Borrower will furnish to the Agent in connection with any loan or loans hereunder, a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation. In addition, each Borrower covenants that no part of the proceeds of the Credit will be used for the purchase of commodity future contracts (or margins therefor for short sales) for any commodity not required for the normal raw material inventory of such Borrower.

         7.6 INSIDER TRANSACTIONS. No Borrower will, directly or indirectly, purchase, acquire or lease any property or asset from, or sell, dispose of or lease any property or assets to, or otherwise deal with, in the ordinary course of business or otherwise, (i) any stockholder or (ii) any other related entity, except upon terms and conditions not less favorable to such Borrower than if no such relationship existed and upon





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
approval thereof by the independent members of such Borrower's board of directors, or except for transactions of which the Agent has been notified in writing by such Borrower and Required Banks have consented thereto, which consent will not be unreasonably withheld.

         7.7 CHANGES IN GOVERNING DOCUMENTS, ACCOUNTING METHODS, FISCAL YEAR. No Borrower will amend in any respect its articles of incorporation or bylaws from that in existence on the date of this Agreement or change its accounting methods or practices, its depreciation or amortization policy or rates, or its fiscal year end from that in existence as of the date of the financial statements provided to the Agent pursuant to Section 6.1 hereof, except as required to comply with law or with Generally Accepted Accounting Principles or except as consented to in writing by the Agent, which consent shall not be unreasonably withheld.

         7.8 MANAGEMENT. Prior to receipt of an Investment Grade Rating by CNLR, no Borrower will directly or indirectly permit a material change in the senior management of such Borrower. For purposes of this Section, senior management of each of the Borrowers shall be deemed to include the current Chairman of the Board and Chief Executive Officer, Vice Chairman of the Board, President and Chief Financial Officer of CNLR.


                         SECTION 8.  EVENTS OF DEFAULT.

         It shall be an Event of Default under the Credit if:

         8.1 PAYMENT OF OBLIGATIONS TO THE BANKS. Any Borrower fails to make payment of any principal, interest, or other amount due on any indebtedness owed the Agent or the Banks hereunder, or fails to make any other payment to the Agent or the Banks as contemplated hereunder either by the terms hereof or otherwise.

         8.2 REPRESENTATION OR WARRANTY. Any representation or warranty made or deemed made by any Borrower herein or in any writing furnished in connection with or pursuant to the loan application and loan commitment for the Credit or in connection with or pursuant to the Loan Documents shall be false in any material adverse respect on the date when made or when deemed made.

         8.3 COVENANTS. Any Borrower defaults in the performance or observance of or breaches any agreement, covenant, term, or condition binding on it contained in the Loan Documents.

         8.4 ANY BORROWER'S LIQUIDATION; DISSOLUTION; BANKRUPTCY; ETC. Any liquidation or dissolution of any Borrower, suspension of the business of any Borrower, or the filing or commencement by any Borrower of a voluntary petition, case, proceeding, or other action seeking reorganization, arrangement, readjustment of its debts; or commencement of an involuntary petition, case, proceeding or other action against Borrowers seeking reorganization, arrangement or readjustment of its debts, which is not vacated, discharged, stayed, bonded or dismissed within 60 days of its commencement; or the entry of an order for relief under any existing or future law of any jurisdiction, domestic or foreign, state or federal, relating to bankruptcy, insolvency, reorganization or relief of debtors, or any other action of any Borrower indicating its consent to, approval of, or acquiescence in, any such petition, case, proceeding, or other action seeking to have an order for relief entered with respect to it or its debts; the application by any Borrower for, or the appointment, by consent or acquiescence of, a receiver, trustee, custodian, or other similar official for any Borrower or for all or a substantial part of its property; the making by any Borrower of an assignment for the benefit of creditors; or the inability of any Borrower or the admission by any Borrower in writing of its inability to pay its debts as they mature.

         8.5 ORDER OF DISSOLUTION. Any order is entered in any proceedings against any Borrower decreeing the dissolution or split-up of such Borrower, and such order remains in effect for more than sixty (60) days.

         8.6 REPORTS AND CERTIFICATES. Any report, certificate, financial statement, or other instrument delivered to the Agent or the Banks by any Borrower is at any time false or misleading in any material adverse respect.

         8.7 JUDGMENTS. The rendition of a final judgment against any Borrower for the payment of damages or money in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) if the same is not discharged, bonded off or transferred to other security or if a writ of execution or similar process is issued with respect thereto and is not stayed within the time allowed by law for filing notice of appeal of the final judgment.

         8.8 LIENS IMPOSED BY LAW. The violation of any law or any act or omission by any Borrower that results in the imposition of a lien by operation of law on any of its property, if the lien is not discharged, bonded off or transferred to other security within sixty (60) days after it has attached and if the lien relates to a claim for the payment of damages or money in excess of Two Hundred Fifty Thousand Dollars ($250,000.00).

         8.9 CORPORATE EXISTENCE. Any act or omission (formal or informal) of any Borrower or its officers, directors, shareholders, or partners leading to, or resulting in, the termination, invalidation (partial or total), revocation, suspension, interruption, or unenforceability of its existence, or the transfer or disposition (whether by sale, lease, or otherwise) to any Person of all or a substantial part of its property.

         8.10 INVALIDITY OF SECURITY INTEREST AND LIENS. For any reason after the execution and delivery thereof, any document delivered pursuant hereto that creates, or was intended to create, a security interest or to provide collateral security for





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
indebtedness created hereunder ceases to be in full force and effect or the liens intended to be created thereby cease to be or are not valid and perfected first priority liens contemplated thereby and the failure by any Borrower to cure such failure within a period of thirty (30) days.

             THEN (i) upon the occurrence of any Event of Default described in the foregoing Subsections 8.4 or 8.5, the unpaid principal amount of and accrued interest on the Credit and all other obligations under the Loan Documents shall automatically become immediately due and payable, without presentment, demand, protest, or other requirement of any kind, all of which are expressly waived by each Borrower and the commitments of each Bank to make Advances hereunder and the obligation of the Issuing Bank to issue Letters of Credit hereunder shall thereupon terminate; and (ii) upon the occurrence and during the continuance of any other Event of Default: (a) the Agent shall, upon the written request or with the written consent of the Required Banks take any one or more of the following actions: (1) declare all or any portion of the amounts described in (i) to be, and the same shall forthwith become, immediately due and payable, without presentment, demand, protest, or other requirement of any kind, all of which are expressly waived by each Borrower, and (2) declare all commitments to make Advances hereunder and the obligation of the Issuing Bank to issue Letters of Credit hereunder to be terminated, and
(b) any Bank may give notice to the Borrowers and the Agent terminating its commitment to make further Advances hereunder. In any case the Borrowers shall be required to pay to the Agent a sum equal to the maximum amount available under any Letters of Credit, which sum the Agent will hold for reimbursement of any amounts drawn under Letters of Credit and the Issuing Bank may terminate any Letters of Credit providing for such termination by sending a notice of termination as provided therein. The Agent may immediately proceed to do all other things provided for by law or the Loan Documents to enforce the rights of the Agent, the Issuing Bank, and the Banks hereunder and to collect all amounts owing to the Agent, the Issuing Bank, and the Banks by the Borrowers. Without limiting the foregoing in any way, upon any Event of Default, the Agent and the Banks shall be entitled to the appointment of a receiver to take charge of the Collateral and each Borrower hereby waives any objection to the appointment of a receiver. No right, power, or remedy conferred upon the Agent, the Issuing Bank, or the Banks by the Loan Documents shall be exclusive of any other right, power, or remedy referred to therein or now or hereafter available at law or in equity. Notwithstanding the foregoing, an Event of Default under subsection 8.3, 8.6, 8.7 or 8.8 above shall not be deemed to have occurred if the matter described therein is cured within thirty (30) days after written notice thereof has been given by the Agent to the Borrowers, an Event of Default under subsections 8.1 or 8.2 above shall not be deemed to have occurred if the matter described therein is cured within five (5) days after written notice thereof has been given by the Agent to the Borrowers.


                             SECTION 9.  THE AGENT





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
         9.1 APPOINTMENT, AUTHORIZATION, AND ACTION.

             (a) Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and take such action on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The relationship between the Agent and each Bank is and shall be that of agent and principal only and nothing herein or in any of the other Loan Documents shall be construed to constitute the Agent a trustee for any Bank or to establish a fiduciary relationship with any Bank or impose on the Agent any duties, responsibilities, or obligations other than those expressly set forth in this Agreement or the other Loan Documents.

             (b) The Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights or taking any actions which may be vested in it or which it may be able to take under or in respect of this Agreement and the other Loan Documents, unless this Agreement expressly otherwise provides or unless the Agent shall have been instructed by the Required Banks to exercise or refrain from exercising such rights or taking such actions (in which case it shall be required to so act or refrain from acting pursuant to the directions of the Required Banks); provided, however, that the Agent shall not be required to take any action or refrain from acting in any manner which in its judgment exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent agrees to give to each Bank prompt notice of each notice given to it by any Borrower pursuant to the terms of this Agreement.

         9.2 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Agent with reasonable care.

         9.3 EXCULPATORY PROVISIONS. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, subsidiaries or affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for actions occasioned solely by its or such Person's own bad faith, gross negligence or willful misconduct), or (b) responsible in any manner to any of the Banks for any recitals, statements, representations, or warranties made by any Borrower or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement, or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of this Agreement or the other Loan Documents or for any failure of any Borrower to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation





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
to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books, or records of any Borrower.

         9.4 RELIANCE BY THE AGENT. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex, or teletype message, statement, order or other document or conversation believed by it to be genuine and correct, and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including without limitation, counsel to any Borrower), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 11.4 hereof. The Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Banks (or, when expressly required hereby or by the relevant other Loan Document, all the Banks) as it deems appropriate and it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for liabilities arising solely from its own gross negligence or willful misconduct. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Banks (or, when expressly required hereby, all the Banks), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks and all future holders of the Note.

         9.5 AGENT AND AFFILIATES. With respect to its Revolving Credit Commitment and the Advances made by it, the Agent shall have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not the Agent; and the term "Bank" or "Banks" shall, unless otherwise indicated, include the Agent in its individual capacity. The Agent and its affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from, and generally engage in any kind of business with, any Borrower, and any Person who may do business with or own securities of any Borrower all as if it were not the Agent. The Agent and its affiliates may accept fees and other consideration from any Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

         9.6 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default hereunder unless it has received written notice or telephonic notice confirmed immediately in writing from a Bank or any Borrower referring to this Agreement, describing such Event of Default and stating that such notice is a "notice of default".
In the event that the Agent receives such a notice, it shall promptly give notice thereof to the Banks. The Agent shall take such action with respect to such Event of Default as shall be reasonably directed by the Required Banks; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interests of the Banks.

         9.7 NON-RELIANCE ON THE AGENT AND OTHER LENDERS. Each Bank expressly acknowledges that neither the Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, subsidiaries or affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of any Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers, and made its own decision to enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals, and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports, and other documents expressly required to be furnished to the Banks by the Agent hereunder or by the other Loan Documents, the Agent shall not have any duty or responsibility to provide any bank with any credit or other information concerning the business, operations, property, financial, and other condition or creditworthiness of the Borrowers which may come into the possession of the Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, subsidiaries, or affiliates.

         9.8 ENFORCEMENT BY THE AGENT. All rights of action under this Agreement and the other Loan Documents and all rights to any Collateral hereunder may be enforced by the Agent and any suit or proceeding instituted by the Agent in furtherance of such enforcement may be brought in its name as the Agent without the necessity of joining any Banks as plaintiffs or defendants, and the recovery of any judgment shall be for the benefit of the Banks, subject to the expenses of the Agent. Unless otherwise permitted by the Required Banks, no Bank (other than the Agent) shall attempt to enforce any rights of action under this Agreement and the other Loan Documents or the rights to any Collateral.

         9.9 INDEMNIFICATION. The Banks agree to indemnify the Agent in its capacity as such and to the extent not promptly reimbursed by the Borrowers and without limiting the obligations of the Borrowers to do so, ratably according to the respective principal amounts of the Advances then owing to each of them (or if no Advances are at the time outstanding, ratably according to the respective amounts of their Revolving Credit Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements or any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Documents or the transactions contemplated thereby, or any action taken or omitted by the Agent in connection therewith (including, without limitation, the costs and expenses payable by the Borrowers under Subsection 11.2); provided, however, that no Bank shall be liable for any of the foregoing to the extent they arise from the Agent's gross negligence, bad faith or willful misconduct. Without limiting the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for such Bank's ratable share of any costs and expenses payable by the Borrowers under Section 11.2, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Borrowers. The agreements contained in this Subsection shall survive the repayment of the Advances and termination of the facilities hereunder.

         9.10 FAILURE TO ACT. Except for actions expressly required of the Agent hereunder and under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Banks of their indemnification obligations hereunder against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

         9.11 SUCCESSOR AGENT. Subject to the appointment and acceptance of a successor as provided below, the Agent may resign at any time by giving written notice thereof to the Banks and the Borrowers. Upon any such resignation and after consultation with the Borrowers, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, and after consultation with the Borrowers, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000.00. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation hereunder as the Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by its while it was the Agent under this Agreement.


                   SECTION 10.  INDEMNIFICATION BY BORROWERS.





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
         The Borrowers hereby jointly and severally agree to indemnify the Agent, the Issuing Bank, and each Bank and their respective officers, directors, employees, and agents (individually an "Indemnified Party" and collectively the "Indemnified Parties") against and agrees to hold the Indemnified Parties harmless from, any and all liabilities, losses, claims, damages, and expenses (including reasonable counsel fees and expenses) of any kind whatsoever arising out of, or in any way connected with, or as a result of
(a) the transactions contemplated in the Loan Documents, (b) the use of proceeds of the Credit, (c) the execution and delivery of any subsequent credit documentation or other document contemplated hereby or thereby by the parties hereto or the performance of their respective obligations hereunder or thereunder or (d) any claim, action, suit, investigation, or proceeding relating to the foregoing or to any Borrower whether or not the Indemnified Party is a party thereto; provided that in no event shall any Borrower be liable for indemnity hereunder by reason of any act or omission caused by the bad faith, gross negligence, or willful misconduct of any Indemnified Party. The foregoing indemnity shall be effective regardless of any investigation made by or on behalf of the Agent, the Issuing Bank, any Bank, or any Borrower.


                          SECTION 11.  MISCELLANEOUS.

         11.1 COURSE OF DEALING; AMENDMENTS; WAIVER. No course of dealing between the parties hereto shall be effective to amend, modify, or change any provision of this Agreement or any other Loan Document. No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by the Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by all of the Banks, unless otherwise specifically provided, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; including, without limitation, any amendment, waiver, or consent which shall, unless otherwise specifically provided, do any of the following: (i) increase the Revolving Credit Commitment of any Bank or subject the Banks to any increased or additional obligations under the Loan Documents; (ii) reduce the principal of, or interest on, the Advances, or any fees or other amounts payable hereunder; (iii) postpone any date for any payment of principal of, or interest on, the Advances, or any fees, or extend the Revolving Credit Maturity Date; (iv) amend this Subsection or change the amount of Revolving Credit Commitments, unpaid Advance amounts, or number of Banks required for the Banks or any of them to take action hereunder; or (v) release all or substantially all of any Collateral or permit additional encumbrances thereon, other than as may be expressly permitted in this Agreement or the other Loan Documents; and provided further, that no amendment, waiver, or consent shall, unless in writing and signed by the Agent in addition to the Banks required to take such action, affect the rights or duties of the Agent under this Agreement. Notwithstanding anything in this Agreement to the contrary, the Banks hereby authorize the Agent, in its sole discretion, to take all actions necessary, including, without limitation, amending the Loan Documents, to increase the

Aggregate Revolving Credit Commitment to $225,000,000.00 by further syndication of the Credit by the Agent.

         11.2     PAYMENT OF EXPENSES, INCLUDING ATTORNEYS' FEES AND TAXES.
The Borrowers agree (a) to pay or reimburse the Agent, the Issuing Bank, and each Bank for all of their reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, execution, and delivery of, and any amendment, supplement, or modification to, or waiver or consent under, the Loan Documents, and the consummation of the transactions contemplated thereby, including, without limitation, the reasonable and customary fees and disbursements of counsel for the Agent, the Issuing Bank, and each Bank, taxes, and all recording or filing fees, (b) to pay or reimburse the Agent, the Issuing Bank, and each Bank for all of their costs and expenses incurred in connection with the administration, supervision, collection, or enforcement of, or the preservation of any rights under, the Loan Documents or the Letters of Credit, including, without limitation, the fees and disbursements of counsel for the Agent, the Issuing Bank, and the Banks, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise, (c) without limiting the generality of provision (a) hereof, to pay or reimburse the Agent, the Issuing Bank, and the Banks for, and indemnify and hold the Agent, the Issuing Bank, and the Banks harmless against liability for, any and all documentary stamp taxes, annual and non-recurring intangible taxes, or other taxes, together with any interest, penalties, or other liabilities in connection therewith, that the Agent, the Issuing Bank, or any Bank now or hereafter determines are payable with respect to the Loan Documents, the obligations evidenced by the Loan Documents, any Advances, the Letters of Credit, and any guaranties or mortgages or other security instruments, and (d) to pay, indemnify, and hold the Agent, the Issuing Bank, and the Banks harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance, and administration of the Loan Documents or the Letters of Credit. The agreements in this Subsection shall survive repayment of all other amounts payable hereunder or pursuant hereto, now or in the future, and shall be secured by the Collateral.

         11.3 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Agent, each Bank, each Borrower, and their respective successors and permitted assignees or transferees.

         11.4     ASSIGNMENTS AND PARTICIPATIONS.

                  (a) No Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Bank.

                  (b) Each Bank may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Credit Commitment and the Advances owing to it; provided, however, that (i) the assignment shall be of a uniform, and not a varying, percentage of all of the assigning the Bank's rights and obligations under and in respect of the facility being assigned;
(ii) the amount of the Revolving Credit Commitment being assigned pursuant to the assignment (determined as of the date of the assignment) shall not be less than Five Million Dollars ($5,000,000.00) and shall be an integral multiple of One Million Dollars ($1,000,000.00); (iii) the Borrowers and the Agent shall consent to the assignment, which consent, in either case, shall not be unreasonably withheld (except that no consent by the Borrowers or the Agent shall be required in the case of any assignment to another Bank and no consent by the Borrowers shall be required after an Event of Default shall have occurred and be continuing); and (iv) the parties to the assignment shall execute and deliver to the Agent an Assignment and Acceptance in the form attached hereto as Exhibit "G", together with an assignment fee of $2,500.00.

             (c) By executing and delivering an Assignment and Acceptance, the assigning Bank thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows:

                  (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement or any other instrument or document furnished pursuant hereto;

                  (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by any Borrower of any of its obligations or any other instrument or document furnished pursuant hereto;

                  (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 6.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                  (iv) such assignee will, independently and without reliance upon the Agent, such assigning Bank or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

                  (v) such assignee appoints and authorizes the Agent to take such action as the Agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and

                       (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

                  (d) Each Bank may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Credit Commitment and the Advances owing to it); provided, however, that (i) each such participation shall be in an amount not less than Five Million
Dollars ($5,000,000.00); (ii) the Bank's obligations under this Agreement (including, without limitation, its Revolving Credit Commitment) shall remain unchanged; (iii) the Bank shall remain solely responsible to the other parties hereto for the performance of such obligations; (iv) the Borrowers, the Agent, and the other Banks shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations under this Agreement; and (v) the Bank may not agree with the participant to require the participant's consent or permit the participant to vote on whether to take or refrain from taking any action or to approve any amendment or waiver of any provision of any Loan Document, or any consent or any departure by any party therefrom, except that the Bank may agree with the participant that the Bank will not, without the consent or vote of the participant, agree to (1) increase the Revolving Credit Commitment of such Bank or subject such Bank to any additional obligations; (2) extend any revolving credit or line of credit termination or conversion date affecting the Bank; (3) reduce the principal of, or interest on, the Advances payable to the Bank or any fees or other amounts payable to the Bank; (4) postpone any date for any payment of principal of, or interest on, the Advances payable to the Bank or any fees or other amounts payable to the Bank; or (5) release all or substantially all of the Collateral; in each case if the rights of the participant are or would be affected thereby.

                  (e) Notwithstanding any of the foregoing to the contrary, nothing herein is intended to prohibit the assigning, discounting, or pledging of all or any portion of a Bank's interest in the Advances or the Note to any Federal Reserve Bank as collateral security pursuant to regulations of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, and such Advances or interest in the Note shall be fully transferrable as provided therein. No such assignment shall release the assigning Bank from its obligations hereunder.

                  (f) The Borrowers agree that any participants shall have the same rights of set-off against the Borrowers as granted the Banks in Subsection 11.6 hereof. Upon the written request of the Borrowers, the Banks will advise the Borrowers of the names of any participants and the extent of their interest herein.

         11.5     CONFIDENTIAL INFORMATION.

                  (a) The Agent and the Banks shall exercise their good faith efforts not to make any public disclosure of confidential information obtained pursuant to the Loan Documents; provided, that the foregoing shall not be construed to, now or in the future, apply to any information reflected in any recorded document, information obtained from sources other than the Borrowers, or otherwise in the public domain nor shall it be construed to prevent the Agent or any Bank from (i) making any disclosure of any information (A) if required to do so by any applicable law or regulation or accepted banking practice, (B) to any governmental agency or regulatory body having or claiming authority to regulate or oversee any aspect of the Agent's or such Bank's business or any of its subsidiaries or affiliates in connection with the exercise of such authority or claimed authority, (C) pursuant to subpoena, (D) to the extent the Agent or such Bank or their respective counsel deems necessary or appropriate to do so to effect or preserve the Collateral or to enforce any remedy provided for in the Loan Documents or otherwise available by law, (ii) subject to the immediately succeeding sentence, making such disclosures as such Bank reasonably deems necessary or appropriate to any bank or financial institution (and/or counsel thereto) which is a prospective assignee or participant under Subsection 11.4 (each such bank or financial institution, a "Prospective Bank") or (iii) making, on a confidential basis, such disclosures as the Agent or such Bank deems necessary or appropriate to the Agent's or such Bank's counsel or accountants (including outside auditors).

                  (b) Each Bank agrees that prior to (a) disclosing to any Prospective Bank any information which the Banks have agreed hereunder to hold as confidential or (b) entering into an agreement granting to a Prospective Bank an interest in the Advances, the applicable Bank shall make a good faith effort to obtain an agreement executed by such Prospective Bank in form and substance similar to the provisions of this Subsection; provided, that in no event shall such Bank or the Agent be liable for any breach of such agreement by the Prospective Bank.

         11.6 LIENS; SET-OFF. Each Borrower hereby grants to the Agent and the Banks (including any Banks added at a later time) a continuing lien to secure all indebtedness of the Borrowers to the Agent and the Banks created hereunder or pursuant to the Loan Documents upon any and all monies, securities, and other property of such Borrower and the proceeds thereof, now or hereafter held or received by or in transit to, the Agent or any Bank from or for the Borrowers, and also upon any and all deposits (general or special) and credits of the Borrowers, if any, at the Agent or any Bank, at any time existing. Upon the occurrence of any Event of Default, the Agent, and the Banks are hereby authorized at any time and from time to time, without notice to such Borrower, to set off, appropriate, and apply any or all items hereinabove referred to against indebtedness of the Borrowers owed to the Agent or the Banks under the Loan Documents, whether now existing or hereafter arising. The Agent or any Bank shall be deemed to have exercised such right of set-off and to have made a charge against such items immediately upon the occurrence of such Event of Default although made or entered on its books subsequent thereof. Notwithstanding the foregoing, any Bank exercising any right to set-off hereunder shall promptly thereafter deliver to the Agent and the Borrowers a written notice thereof, provided that any failure to deliver such notice shall not, in any event, limit such Bank's or any other Bank's right of set-off hereunder.

         11.7 NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed, or sent by United States mail or courier service and shall be deemed to have been given when delivered in person, receipt of telecopy or telex or four Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Subsection 11.7) shall be as set forth under each party's name on the signature pages hereof.

         11.8 WAIVER OF DEFAULT. The Banks may, in accordance with the provisions of Subsection 11.1, by written notice to the Borrowers, at any time and from time to time, waive any Event of Default and its consequences, or any default in the performance or observance of any condition, covenant, or other term hereof and its consequences. Any such waiver shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, the Borrowers and the Banks shall be restored to their former positions prior to such Event of Default or default and shall have the same rights as they had thereto, and any Event of Default or default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Event of Default or default, or impair any right consequent thereto.

         11.9 NO WAIVER; CUMULATIVE REMEDIES. No omission or failure of the Agent or the Banks to exercise and no delay in exercising by the Agent or the Banks of any power, or privilege, shall operate as a waiver thereof or be construed to be a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided in the Loan Documents are cumulative and not exclusive of any rights or remedies provided by law, and the warranties, representations, covenants, and agreements made therein shall be cumulative, except in the case of irreconcilable inconsistency, in which case the provisions of this Agreement shall control.

         11.10 VENUE AND JURISDICTION. In any litigation in connection with or to enforce this Agreement or any of the other Loan Documents, each Borrower irrevocably consents to and confers personal jurisdiction on the courts of the State of Florida located in Orange County or the United States courts located within the Middle District of the State of Florida, expressly waives any objections as to venue in any of such courts, and agrees that service of process may be made on such Borrower by mailing a copy of the summons and complaint by registered or certified mail, return receipt requested, to the address set forth herein below the name of the Borrower on the signature page hereto (or otherwise expressly provided in writing).
Nothing contained herein shall, however, prevent the Agent from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law.

         11.11 GOVERNING LAW. The validity, interpretation, and enforcement of this Agreement, of the rights and obligations of the parties hereto, and of the other documents delivered in connection herewith shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, excluding those laws relating to the resolution of conflicts between laws of different jurisdictions.

         11.12 TITLE AND HEADINGS; TABLE OF CONTENTS. The titles and headings preceding the text of the Sections and Subsections of this Agreement and the Table of Contents have been inserted and included solely for convenience of reference and shall neither constitute a part of this Agreement nor affect its meaning, interpretation, or effect.

         11.13 COMPLETE AGREEMENT. The Loan Documents contain the final, complete, and exclusive expression of the understanding of the Borrowers, the Agent, and the Banks with respect to the transactions contemplated by the Loan Documents and supersede any prior or contemporaneous agreement or representation, oral or written, by or between the parties related to the subject matter hereof.

         11.14 LEGAL OR GOVERNMENTAL LIMITATIONS. Anything contained in this Agreement to the contrary notwithstanding, the Banks shall not be obligated to extend credit or make any loans to the Borrowers in an amount in violation of any limitations or prohibitions provided by any applicable statute or regulation.

         11.15 COUNTERPARTS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

         11.16    ADDITIONAL BANKS.

             (a) Agent may, upon the consent of the Borrowers, which consent shall not be unreasonably withheld, at any time add one or more banks to this Agreement by each such bank agreeing to be bound by the terms of this Agreement by virtue of executing a signature page hereto, which shall contain the amount of such bank's Revolving Credit Commitment. Upon the execution of a signature page hereto and the satisfaction of the conditions and other terms herein, such additional bank shall be deemed a "Bank" for the purposes of this Agreement and shall enjoy all rights and assume all obligations of a Bank as set forth in this Agreement.

             (b) Upon the execution of a signature page hereto by the additional Bank, the then existing Banks shall be deemed to sell and assign to the additional Bank, without representation, warranty, or recourse, and the additional Bank shall be deemed to purchase and assume from the existing Banks, a portion of the rights and obligations of the existing Banks with respect to the Credit such that after the sale and assignment each of the Banks (including the additional Bank) shall own a portion of the Credit, the Advances, and the Letter of Credit Contingent Obligations in an amount equal to its Pro Rata Portion (after adjustment to take into account the Revolving Credit Commitment of the additional Bank). Pursuant to such sale and assignment of a portion of the Credit, the existing Banks are entitled to payment of all amounts owing under the portions of the Credit sold and assigned, and the additional Bank shall pay to the Agent, for the benefit of the existing Banks, at its Lending Office specified in the signature pages hereof, in immediately available funds, an amount equal to the additional Bank's Pro Rata Portion of all amounts owing under the Credit.

             (c) By executing and delivering a signature page hereto, the additional Bank confirms to and agrees with the other parties hereto as follows:

                  (i) the Banks and the Agent make no representation or warranty and assume no responsibility with respect to any statements, warranties, or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement or any other instrument or document furnished pursuant hereto;

                  (ii) the Banks and the Agent make no representation or warranty and assume no responsibility with respect to the financial condition of the Borrowers or the performance or observance by any Borrower of any of its obligations or any other instrument or document furnished pursuant hereto;

                  (iii) the additional Bank confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 6.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement;

                  (iv) the additional Bank will, independently and without reliance upon the Agent or any of the Banks, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

                  (v) the additional Bank appoints and authorizes the Agent to take such action as the Agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and

                  (vi) the additional Bank agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

         11.17 WAIVER OF JURY TRIAL BY BORROWERS. EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RESPECTIVE RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON THE LOAN DOCUMENTS OR ARISING OUT OF, UNDER OR IN CONNECTION THEREWITH, OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO OR THERETO. FURTHERMORE, NO BORROWER SHALL SEEK TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE BANKS ACCEPTING AND ENTERING INTO THE CREDIT CONTEMPLATED BY THE LOAN DOCUMENTS (OR ANY AGREEMENT EXECUTED IN CONNECTION WITH THE LOAN DOCUMENTS) FROM, OR WITH, THE BORROWERS.

         11.18 EFFECTIVE DATE. This Agreement shall be effective as of 12:01 a.m. Eastern Standard Time on August 8, 1997.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

Signed, sealed and delivered
in the presence of:                               COMMERCIAL NET LEASE REALTY, INC.
                                                  a Maryland corporation


/s/ CHRISTINA S. HARBINSON                           /s/ KEVIN B. HABICHT
-----------------------------------------         -------------------------------------------
                                                  Kevin Habicht, Executive Vice President and
                                                  Chief Financial Officer

/s/ BART S. BISHOP                                Address:  400 E. South Street, Suite 500
-----------------------------------------               Orlando, Florida 32801

                                                        TELECOPY NO. 407/423-2894
                                                        CONFIRMING TEL. NO. 407/422-1574

                                                  Wire Instructions:

                                                  BANK: First Union National Bank of Florida
                                                  CITY, STATE:  Jacksonville, Florida

                                                     Attn: Orlando Office
                                        ABA:  063000021
                                        FOR CREDIT TO: Commercial Net Lease
                                                       Realty, Inc.
                                        ACCOUNT NO.: 2090000573765








                      [Signatures continued on next page]

                                 SIGNATURE PAGE

         Fourth Amended and Restated Revolving Line of Credit and Security Agreement Among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., First Union National Bank of Florida, as the Agent and the Banks Listed on the Signature Pages Thereof.

--------------------------------------------------------------------------



Witnesses:                                        NET LEASE REALTY I, INC.
                                                  a Maryland corporation



/s/ CHRISTINA S. HARBINSON                          /s/ KEVIN B. HABICHT
----------------------------------                -------------------------------------------
                                                  Kevin Habicht, Executive Vice President and
                                                  Chief Financial Officer

/s/ BART S. BISHOP                                Address:  400 E. South Street, Suite 500
----------------------------------                      Orlando, Florida 32801

                                                        TELECOPY NO. 407/423-2894
                                                        CONFIRMING TEL. NO. 407/422-1574

                                                  Wire Instructions:

                                                  BANK: First Union National Bank of Florida
                                                  CITY, STATE:  Jacksonville, Florida
                                                                Attn: Orlando Office
                                                  ABA:  063000021
                                                  FOR CREDIT TO: Net Lease Realty I, Inc.
                                                  ACCOUNT NO.: 2090001569574





                      [Signatures continued on next page]

                                 SIGNATURE PAGE

         Fourth Amended and Restated Revolving Line of Credit and Security Agreement Among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., First Union National Bank of Florida, as the Agent and the Banks Listed on the Signature Pages Thereof.

---------------------------------------------------------------------------

Witnesses:                                        NET LEASE REALTY II, INC.
                                                  a Maryland corporation



/s/ CHRISTINA HARBINSON                             /s/ KEVIN B. HABICHT
-----------------------------------------         --------------------------------------------------
                                                  Kevin Habicht, Executive Vice President and
                                                  Chief Financial Officer


/s/ BART S. BISHOP                                Address:  400 E. South Street, Suite 500
-----------------------------------------               Orlando, Florida 32801

                                                        TELECOPY NO. 407/423-2894
                                                        CONFIRMING TEL. NO. 407/422-1574


                                                  Wire Instructions:

                                                     BANK: First Union National Bank of Florida
                                                     CITY, STATE:  Jacksonville, Florida
                                                                   Attn: Orlando Office
                                                     ABA:  063000021
                                                     FOR CREDIT TO: Net Lease Realty II, Inc.
                                                     ACCOUNT NO.: 2090001569561





                      [Signatures continued on next page]

                                 SIGNATURE PAGE

         Fourth Amended and Restated Revolving Line of Credit and Security Agreement Among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., First Union National Bank of Florida, as the Agent and the Banks Listed on the Signature Pages Thereof.

-------------------------------------------------------------------------


Witnesses:                                                               NET LEASE REALTY III, INC.
                                                                         a Maryland corporation



/s/ CHRISTINA HARBINSON                                                   /s/ KEVIN B. HABICHT
-----------------------------------------                                -------------------------------------------------
                                                                         Kevin Habicht, Executive Vice President and
                                                                         Chief Financial Officer


/s/ BART S. BISHOP                                                       Address:  400 E. South Street, Suite 500
-----------------------------------------                                      Orlando, Florida 32801

                                                                               TELECOPY NO. 407/423-2894
                                                                               CONFIRMING TEL. NO. 407/422-1574


                                                                         Wire Instructions:

                                                                            BANK: First Union National Bank of Florida
                                                                            CITY, STATE:  Jacksonville, Florida
                                                                                          Attn: Orlando Office
                                                                            ABA:  063000021
                                                                            FOR CREDIT TO: Net Lease Realty III, Inc.
                                                                            ACCOUNT NO.:
                                                                                         --------------------------------





                      [Signatures continued on next page]

                                 SIGNATURE PAGE

         Fourth Amended and Restated Revolving Line of Credit and Security Agreement Among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., First Union National Bank of Florida, as the Agent and the Banks Listed on the Signature Pages Thereof.

-------------------------------------------------------------------------


Witnesses:                                                               NET LEASE REALTY IV, INC.
                                                                         a Maryland corporation



/s/ CHRISTINA HARBINSON                                                   /s/ KEVIN B. HABICHT
-----------------------------------------                                ---------------------------------------------------
                                                                         Kevin Habicht, Executive Vice President and
                                                                         Chief Financial Officer


/s/ BART S. BISHOP                                                       Address:  400 E. South Street, Suite 500
-----------------------------------------                                      Orlando, Florida 32801

                                                                               TELECOPY NO. 407/423-2894
                                                                               CONFIRMING TEL. NO. 407/422-1574


                                                                         Wire Instructions:

                                                                            BANK: First Union National Bank of Florida
                                                                            CITY, STATE:  Jacksonville, Florida
                                                                                          Attn: Orlando Office
                                                                            ABA:  063000021
                                                                            FOR CREDIT TO: Net Lease Realty IV, Inc.
                                                                            ACCOUNT NO.:
                                                                                         --------------------------------





                      [Signatures continued on next page]

                                 SIGNATURE PAGE

        Fourth Amended and Restated Revolving Line of Credit and Security Agreement Among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., First Union National Bank of Florida, as the Agent and the Banks Listed on the Signature Pages Thereof.

-------------------------------------------------------------------------


Witnesses:                                        FIRST UNION NATIONAL BANK OF
                                                  FLORIDA, a national banking
                                                  association, individually and as Agent


/s/ CHRISTINA S. HARBINSON
---------------------------------                 By:  /s/ BART S. BISHOP
                                                     -------------------------------
                                                     Bart Bishop, Vice President
/s/ KEVIN B. HABICHT                              Address and Lending Office:
---------------------------------                   800 North Magnolia Avenue
                                                    8th Floor
                                                    Orlando, Florida 32803


                                                  TELECOPIER NO. 407/649-5732
                                                  CONFIRMING TEL. NO. 407/649-5233



Revolving Credit Commitment:                      Wire Instructions:
$60,000,000.00                                    ABA NO.: 063000021
                                                  First Union National Bank of Florida
                                                  214 Hogan Street
                                                  Jacksonville, FL  32202





                      [Signatures continued on next page]

                                 SIGNATURE PAGE


        Fourth Amended and Restated Revolving Line of Credit and Security Agreement Among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., First Union National Bank of Florida, as the Agent and the Banks Listed on the Signature Pages Thereof.

-------------------------------------------------------------------------


Witnesses:                                        SOUTHTRUST BANK, NATIONAL
                                                  ASSOCIATION, a national banking
                                                  association
/s/ TRACY J. ROBERTS
---------------------------------

                                                  By:  /s/ JOHN MARIAN
                                                     ---------------------------------
                                                     John Marian, Vice President


/s/ DIANNE M. FLANNERY                            Address: 150 Second Avenue North
---------------------------------                          Suite 470
                                                           St. Petersburg, Florida  33701

                                                  TELECOPIER NO. 813/898-5319
                                                  CONFIRMING TEL. NO. 813/898-2809

                                                  Lending Office: 420 N. 20th St.
                                                                  Birmingham, AL 35203

                                                  TELECOPIER NO. 1-205-254-4240
                                                  CONFIRMING TEL. NO. 1-800-239-2300
                                                                Ext. 5791


Revolving Credit Commitment:                       Wire Instructions:
---------------------------

$20,000,000.00                                        ABA: 062000080
                                                      ACCOUNT NO.: 515549
                                                      ATTN: Joanne Gundling
                                                      (813) 898-2607
                                                      re: Commercial Net Lease Realty, Inc.





                      [Signatures continued on next page]

                                 SIGNATURE PAGE

        Fourth Amended and Restated Revolving Line of Credit and Security Agreement Among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., First Union National Bank of Florida, as the Agent and the Banks Listed on the Signature Pages Thereof.

-------------------------------------------------------------------------

Witnesses:                                        CREDITANSTALT CORPORATE
                                                  FINANCE, INC.

/s/ KELLY CLINE                                   By:  /s/ SCOTT KRAY
-------------------------------------------          -------------------------------------------------------------
                                                  Scott Kray, Vice President

-------------------------------------------

                                                  By:   /s/ CARL G. DRAKE
-------------------------------------------          -------------------------------------------------------------
                                                  Title:  Sr. Associate
                                                        ----------------------------------------------------------

-------------------------------------------
                                                  Address and Lending Office:
                                                    Creditanstalt Corporate Finance, Inc.
                                                    Two Greenwich Plaza, Second Floor
                                                    Greenwich, CT  06830
                                                    TELECOPIER NO. 203/861-6594
                                                    TELEPHONE NO. 203/861-6588

                                                  With copy to:
                                                    Creditanstalt Bankverein
                                                    Two Ravinia Drive, Suite 1680
                                                    Atlanta, GA  30346
                                                    Attn: Scott Kray
                                                    TELECOPIER NO. 770/390-1851
                                                    TELEPHONE NO. 770/390-1850

Revolving Credit Commitment:                      Wire Instructions:
---------------------------

$35,000,000.00                                    BANK:  Chase
                                                  CITY, STATE:  New York, NY
                                                  ABA:  021000021
                                                  ACCOUNT TITLE:Creditanstalt Greenwich
                                                  ACCOUNT NO.: 544-7-73095
                                                  ATTN: Two Greenwich Plaza
                                                       Greenwich, CT 06830-6353
                                                       Attn:  Lisa Bruno
                 With Copy To:                    Two Ravinia Drive
                                                  Suite 1680
                                                  Atlanta, GA  30346
                                                  Attn: Scott Kray





                      [Signatures continued on next page]

                                 SIGNATURE PAGE

    Fourth Amended and Restated Revolving Line of Credit and Security Agreement among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., First Union National Bank of Florida, as the Agent and the Banks Listed on the Signature Pages Thereof.

-------------------------------------------------------------------------


Witnesses:
                                                  AMSOUTH BANK OF FLORIDA

/s/ AILEEN W. LEACH                               By:  /s/ JOHN R. GASSIE
-------------------------------------------          --------------------------------------------
                                                  John R. Gassie, Vice President

/s/ TINA C. LILES
-------------------------------------------


                                                  Address and Lending Office:

                                                              AmSouth Bank of Florida
                                                              65 North Orange Avenue
                                                              Orlando, Florida 32801
                                                              Attn:  John R. Gassie

                                                  TELECOPIER NO. 407/649-8944
                                                  CONFIRMING TEL. NO. 407/649-8441


Revolving Credit Commitment:                      Wire Instructions:
---------------------------

$35,000,000.00                                    BANK:  AmSouth Bank of Florida
                                                  CITY, STATE:  Orlando, Florida
                                                  ABA:  063210112
                                                  ACCOUNT TITLE:  AmSouth Bank of Florida
                                                  ACCOUNT NO.:
                                                  ATTN:   65 North Orange Avenue
                                                          Orlando, Florida  32801
                                                          Attn:  John R. Gassie





                      [Signatures continued on next page]

                                 SIGNATURE PAGE

    Fourth Amended and Restated Revolving Line of Credit and Security Agreement among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., First Union National Bank of Florida, as the Agent and the Banks Listed on the Signature Pages Thereof.

-------------------------------------------------------------------------



Witnesses:                                        COMERICA BANK - TEXAS

/s/ RONALD K. TOMLIN                              By:  /s/ M. SCOTT GOSSLEE
-------------------------------------------          -----------------------------------------------------------------------
                                                     Michael Scott Gosslee
                                                     Assistant Vice President
/s/ KEVIN E. CRAYTON
-------------------------------------------


                                                  Address and Lending Office:

                                                              1601 Elm Street, Second Floor
                                                              Commercial Real Estate
                                                              Dallas, Texas  75201

                                                  TELECOPIER NO. (214) 979-8383
                                                  CONFIRMING TEL. NO. (214) 979-8339


Revolving Credit Commitment:                      Wire Instructions:
---------------------------

$20,000,000.00                                    BANK:  COMERICA BANK - TEXAS
                                                  CITY, STATE:  Dallas, Texas
                                                  ABA:  111 000 753
                                                  LOAN TITLE:  Commercial Net Lease Realty, Inc.
                                                  LOAN NO.:
                                                            -----------------------------------
                                                  ATTN:     1601 Elm Street, Second Floor
                                                            Commercial Real Estate
                                                            Dallas, Texas  75201
                                                            Attn:  Judy Weinrobe





                      [Signatures continued on next page]

                                 SIGNATURE PAGE

    Fourth Amended and Restated Revolving Line of Credit and Security Agreement among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., First Union National Bank of Florida, as the Agent and the Banks Listed on the Signature Pages Thereof.

-------------------------------------------------------------------------



Witnesses:                                        UNION BANK OF SWITZERLAND (New York
                                                  Branch)

/s/ XIOMARA MARTEZ                                By: /s/ HOWARD MARGOLIS
------------------------------------                 -----------------------------------------------------------------------
                                                  Title:  Assistant Vice President
                                                        --------------------------------------------------------------------

/s/ ANDELINE GRIFFITH
------------------------------------

/s/ XIOMARA MARTEZ                                By: /s/ JOSEPH M. BASSIL
------------------------------------                 -----------------------------------------------------------------------
                                                  Title:  Director
                                                        --------------------------------------------------------------------

/s/ ANDELINE GRIFFITH
------------------------------------

                                                  Address and Lending Office:
                                                        299 Park Avenue, 38th Floor
                                                        New York, New York 10171-0026

                                                  TELECOPIER NO. (212) 821-4138
                                                  CONFIRMING TEL. NO. (212) 821-3615


Revolving Credit Commitment:                      Wire Instructions:
---------------------------

$30,000,000.00                                    Via Fed Wire:
                                                  Union Bank of Switzerland (New York Branch)
                                                  ABA #026008439
                                                  Suspense A/C #500038USIMPL7
                                                  Attn: John O'Shea
                                                  Ref. Commercial Net Lease

                                  EXHIBIT "A"

                 THIRD RENEWAL AND MODIFICATION PROMISSORY NOTE

$200,000,000.00                                          As of August ___, 1997
                                                      Charlotte, North Carolina

         FOR VALUE RECEIVED, the undersigned, COMMERCIAL NET LEASE REALTY, INC., a Maryland corporation ("CNLR"), NET LEASE REALTY I, INC., a Maryland corporation ("NET I"), NET LEASE REALTY II, a Maryland corporation ("NET II"), NET LEASE REALTY III, INC., a Maryland corporation, and NET LEASE REALTY IV, INC., a Maryland corporation, jointly and severally promise to pay to the order of First Union National Bank of Florida, as the Agent (the "Agent") for the financial institutions which are, or may from time to time become signatories (collectively the "Banks") to that certain Fourth Amended and Restated Revolving Line of Credit and Security Agreement of even date herewith as amended and in effect from time to time (the "Agreement"), by and among the undersigned, the Banks and the Agent, the principal sum of TWO HUNDRED MILLION AND NO/100 DOLLARS ($200,000,000.00), or so much thereof as may be advanced, and to pay interest on the principal amount remaining from time to time outstanding from the date hereof until due at the rate and at the times specified in the Agreement. Capitalized terms used but not defined herein shall have the meanings assigned those terms in the Agreement.

         In no event shall the interest rate applicable to principal outstanding under this Note exceed the maximum rate of interest allowed by applicable law, as amended from time to time. The Agent and the Banks do not intend to charge any amount of interest or other fees or charges in the nature of interest that exceeds the maximum rate allowed by applicable law. If any payment of interest or in the nature of interest hereunder would cause the foregoing interest rate limitation to be exceeded, then such excess payment shall be credited as a payment of principal unless the undersigned notifies the Agent in writing that the undersigned wishes to have such excess sum returned, together with interest at the rate specified in Section 687.04(2), Florida Statutes, or any successor statute.

         Principal outstanding hereunder shall be due and payable in a single payment at the Revolving Credit Maturity Date. Interest shall be payable quarterly and at such other times specified in the Agreement, as long as any principal amount remains outstanding hereunder, and at the Revolving Credit Maturity Date.

         All payments of principal and interest shall be made in lawful money of the United States of America in same day funds at the office of the Agent located in Orlando, Florida or at such other place as shall be designated in writing for such purpose in accordance with the provisions of the Agreement.

                                                                     Init._____
                                                                     Init._____
                                                                     Init._____
                                                                     Init._____
                                                                     Init._____

         This Note is issued pursuant to, and is subject to, the provisions of the Agreement. Except as otherwise provided in the Agreement, this Note is secured by all leases, rents, profits, and accounts receivable arising from certain property now owned by the undersigned as described more fully in the Collateral Assignments of Leases, Rents and Profits and Security Agreement and other security documents executed pursuant to the Agreement (collectively, together with this Note and the Agreement, the "Loan Documents"). Reference is made to such Loan Documents for a description of additional rights and obligations of the undersigned, the Agent and the Banks, including events of default, rights of prepayment and rights of acceleration of maturity in the event of default.

         The undersigned agree to pay or reimburse the Agent and the Banks for all of their costs and expenses incurred in connection with administration, supervision, collection, or enforcement, or preservation of any rights under this Note and the Loan Documents, including, without limitation, the fees and disbursements of counsel for the Agent and the Banks, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise.

         All persons now or at any time liable for payment of this Note hereby waive presentment, protest, notice of protest, and notice of dishonor. The undersigned expressly consent to any extensions and renewals of this Note, in whole or in part, and all delays in time of payment or other performance under this Note which may be granted at any time and from time to time, without limitation and without any notice or further consent of the undersigned. All notices, demands, and other communications required or permitted in connection with this Note shall be given in the manner specified in the Agreement.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Agreement.

         The remedies of the Agent and the Banks, as provided herein, or in any other Loan Document are cumulative and concurrent (except as may be provided in the Agreement) and may be pursued singularly, successively, or together, and may be exercised as often as the occasion therefor shall arise.


                                                                     Init._____
                                                                     Init._____
                                                                     Init._____
                                                                     Init._____
                                                                     Init._____

         This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, excluding those laws relating to the resolution of conflicts between the laws of different jurisdictions.

         This is a modification and renewal of that certain Second Renewal and Modification Promissory Note from CNLR, NET I AND NET II to Agent on behalf of Banks dated as of September 3, 1996, in the renewal principal amount of $136,280,129.00 (including $2,790,064.50 in outstanding Letters of Credit) which has been paid by renewal and is attached hereto as Exhibit "A".

         IN WITNESS WHEREOF, the undersigned have caused this Note to be executed as of the day and year first above written.


                                       COMMERCIAL NET LEASE REALTY, INC., a
                                       Maryland corporation

                                       By:
                                          -------------------------------------
                                          Kevin Habicht
                                          Executive Vice President,
                                          Chief Financial Officer
                                          and Assistant Secretary

                                       Address: 400 East South Street
                                                Suite 500
                                                Orlando, Florida 32801


                                       NET LEASE REALTY I, INC., a Maryland
                                       corporation

                                       By:
                                          -------------------------------------
                                          Kevin Habicht
                                          Executive Vice President,
                                          Chief Financial Officer
                                          and Assistant Secretary

                                       Address: 400 East South Street
                                                Suite 500
                                                Orlando, Florida 32801

                                        NET LEASE REALTY II, INC., a Maryland
                                        corporation

                                        By:
                                          -------------------------------------
                                           Kevin Habicht
                                           Executive Vice President,
                                           Chief Financial Officer
                                           and Assistant Secretary

                                        Address: 400 East South Street
                                                 Suite 500
                                                 Orlando, Florida 32801


                                        NET LEASE REALTY III, INC., a
                                        Maryland corporation

                                        By:
                                          -------------------------------------
                                           Kevin Habicht
                                           Executive Vice President,
                                           Chief Financial Officer
                                           and Assistant Secretary

                                        Address: 400 East South Street
                                                 Suite 500
                                                 Orlando, Florida 32801


                                        NET LEASE REALTY IV, INC., a
                                        Maryland corporation

                                        By:
                                          -------------------------------------
                                           Kevin Habicht
                                           Executive Vice President,
                                           Chief Financial Officer
                                           and Assistant Secretary

                                        Address: 400 East South Street
                                                 Suite 500
                                                 Orlando, Florida 32801

                  NOTARY ACKNOWLEDGEMENT OF CORPORATE BORROWER


STATE OF_____________
COUNTY OF_____________

         The attached Third Renewal and Modification Promissory Note in the amount of Two Hundred Million Dollars ($200,000,000.00) dated August___ , 1997, and the Fourth Amended and Restated Revolving Line of Credit and Security Agreement dated August____ , 1997, made by Commercial Net Lease Realty, Inc., a Maryland corporation, Net Lease Realty I, Inc., a Maryland corporation, Net Lease Realty II, Inc., a Maryland corporation, Net Lease Realty III, Inc., a Maryland corporation, and Net Lease Realty IV, Inc., a Maryland corporation (collectively, the "Corporations") payable to the order of First Union National Bank of Florida, was acknowledged before me this_____ day of August, 1997 by Kevin Habicht, Executive Vice President, Chief Financial Officer, and Assistant Secretary of the Corporations, who is personally known to me or who has produced ______________as identification and who did/did not take an oath.


                                                      -----------------------
                                                      Notary Public


                                                      -----------------------
                                                      Commission Expires:

                                  EXHIBIT "B"

                              NOTICE OF BORROWING


                                                    --------------------------
                                                    Date

First Union National
  Bank of Florida
800 North Magnolia Avenue, 7th Floor
Orlando, Florida 32801
Attention:  Bart Bishop

             and

First Union National Bank
  of North Carolina
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina 28288-0735
Attention:  Syndication Agency Services

Ladies and Gentlemen:

         Pursuant to the Fourth Amended and Restated Revolving Line of Credit and Security Agreement dated as of August , 1997, as amended, supplemented, restated, replaced, or otherwise modified from time to time (the "Agreement"; capitalized terms used but not defined herein shall have the meanings assigned in the Agreement); this represents the undersigneds' request for a borrowing or the issuance of a Letter of Credit under the Revolving Credit Facility as follows:

[] ADVANCES

         ________________ Proposed Date of Advance

         $_______________ Aggregate Amount of Advance

         _________ Prime Rate Advance or _________ LIBOR Rate Advance

         If LIBOR Rate Advance: _____ 1, _____ 2, _____ 3 or _____ 6 month
         Interest Period



                                                                     Init._____
                                                                     Init._____
                                                                     Init._____
                                                                     Init._____
                                                                     Init._____

         The proceeds of the Advances are to be deposited in _________________________'s account at Agent.

[] LETTER OF CREDIT

         _______ Proposed Date of Issuance of Letter of Credit

         $_______________ Maximum Amount of Letter of Credit

         _________________Expiration Date of Letter of Credit

         The name and address of the beneficiary and the form of the Letter of Credit are as stated in the accompanying application for Letter of Credit.

         The Letter of Credit is to be made available to _________________ at the Lending Office of the Issuing Bank, unless otherwise specified herein:
                                                                          -----
-------------------------------------------------------------------------------


         This Notice is given in order to induce the Banks to make the foregoing Advances or issue the foregoing Letter of Credit. We understand that the Agent and each of the Banks are relying on the truth and accuracy of the statements made in this Notice.

         1. If Advances are being requested, the proceeds will be used solely to:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


         2. If a Letter of Credit is being requested, the purpose of the Letter of Credit or the transaction supported by the Letter of Credit is:
                                                                   ------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


         3. The anticipated takeout source for the requested borrowing is      .
                                                                         ------
-------------------------------------------------------------------------------

         4. If a Letter of Credit is being requested, this Notice is accompanied by an executed application for Letter of Credit and such other agreements, information, and documents as the Agent or the Issuing Bank requires, and the payment of fees and commissions described in the Agreement.

         5. All of the representations and warranties of the undersigned contained in the Agreement or in any of the other Loan Documents are true, correct, and

                                                                     Init._____
                                                                     Init._____
                                                                     Init._____
                                                                     Init._____
                                                                     Init._____
complete on and as of the date of this Notice, with the same effect as though the representations and warranties had been made on and as of such date.

         6. Each of the undersigned is in compliance with all terms and conditions of the Agreement, and no Event of Default, nor any event which, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, or would result from the borrowing or the issuance or a draw under the Letter of Credit.

         7. No liens, claims, encumbrances, transfers, or conveyances have been made, asserted, delivered, filed, or recorded with respect to any property purchased by the undersigned using loan proceeds, other than as permitted pursuant to the Agreement.

         8. If the proceeds of the requested Advance are to be used for development and construction purposes, after giving effect to the borrowing requested herein, the aggregate amount of Advances used for development and construction purposes will not exceed $75,000,000.00. Further, with respect to the development for which Advance is being requested: (i) a lease has been executed with respect to such development and construction, (ii) a construction contract has been duly executed in connection with the development and a payment and performance bond has been issued in connection with such contract, and (iii) all permits necessary for the development and construction have been issued and all appeal periods have expired. Borrowers agree to deliver copies of any or all of the foregoing documents to one or more of the Banks or the Agent, upon request.

         9. After giving effect to the borrowing or the issuance of the Letter of Credit requested herein, the aggregate amount of Advances outstanding under the Revolving Credit Facility plus the aggregate amount of Letter of Credit Contingent Obligations will not exceed the Banks' Revolving Credit Commitments, the aggregate amount of Advances used for general corporate or working capital purposes or for funding under Letters of Credit plus the aggregate amount of Letter of Credit Contingent Obligations will not exceed $25,000,000.00, unless the undersigned have received an Investment Grade Rating in which case the aggregate amount of advances used for general corporate or working capital purposes will not exceed the Banks' Revolving Credit Commitments. Further, after giving effect to the borrowing or the issuance of the Letter of Credit requested herein, the aggregate amount of Advances used for funding under Letters of Credit plus the aggregate amount of Letter of Credit Contingent Obligations will not exceed $15,000,000.00.

         10. The undersigned have no setoffs or defenses under the Agreement or any other Loan Document. The Agreement, the Note, and all other Loan Documents are valid, binding, and enforceable in accordance with their terms.

                                 COMMERCIAL NET LEASE REALTY, INC.

                                 By:
                                     ---------------------------------------

                                 Its:
                                     ---------------------------------------


                                 NET LEASE REALTY I, INC.

                                 By:
                                     ---------------------------------------

                                 Its:
                                     ---------------------------------------

                                 NET LEASE REALTY II, INC.

                                 By:
                                     ---------------------------------------

                                 Its:
                                     ---------------------------------------


                                 NET LEASE REALTY III, INC.

                                 By:
                                     ---------------------------------------

                                 Its:
                                     ---------------------------------------


                                 NET LEASE REALTY IV, INC.

                                 By:
                                     ---------------------------------------

                                 Its:
                                     ---------------------------------------

                                  EXHIBIT "C"

                              NOTICE OF BORROWING


                                            -----------------------------------
                                            Date

First Union National
  Bank of Florida
800 North Magnolia Avenue, 7th Floor
Orlando, Florida 32801
Attention:  Bart Bishop

              and

First Union National Bank
  of North Carolina
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina 28288-0735
Attention:  Syndication Agency Services

Ladies and Gentlemen:

         Pursuant to the Fourth Amended and Restated Revolving Line of Credit and Security Agreement dated as of August ___, 1997, as amended, supplemented, restated, replaced, or otherwise modified from time to time (the "Agreement"; capitalized terms used but not defined herein shall have the meanings assigned in the Agreement); this represents the undersigneds' request for a borrowing or the issuance of a Letter of Credit under the Revolving Credit Facility as follows:

[] ADVANCES

         ________________ Proposed Date of Advance

         $_______________ Aggregate Amount of Advance

         _________ Prime Rate Advance or _________ LIBOR Rate Advance

         If LIBOR Rate Advance: _____ 1, _____ 2, _____ 3 or _____ 6 month
         Interest Period


                                                                 Init. ________
                                                                 Init. ________
                                                                 Init. ________
                                                                 Init. ________
                                                                 Init. ________

         The proceeds of the Advances are to be deposited in _________________________'s account at Agent.

[] LETTER OF CREDIT

         ________________ Proposed Date of Issuance of Letter of Credit

         $_______________ Maximum Amount of Letter of Credit

         ________________ Expiration Date of Letter of Credit

         The name and address of the beneficiary and the form of the Letter of Credit are as stated in the accompanying application for Letter of Credit.

         The Letter of Credit is to be made available to ________________ at the Lending Office of the Issuing Bank, unless otherwise specified herein:
                                                                       --------
-------------------------------------------------------------------------------
         This Notice is given in order to induce the Banks to make the foregoing Advances or issue the foregoing Letter of Credit. We understand that the Agent and each of the Banks are relying on the truth and accuracy of the statements made in this Notice.

         1. If Advances are being requested, the proceeds will be used solely to:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

         2. If a Letter of Credit is being requested, the purpose of the Letter of Credit or the transaction supported by the Letter of Credit is:
                                                                   ------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

         3. If Advances are being requested and the proceeds of the Advances are to be used to acquire restaurant or retail properties pursuant to the Agreement, this Notice is accompanied by certain executed loan documents (Agreement Not to Encumber, Collateral Assignment of Leases, Rents and Profits and Security Agreement, and UCC-1 Financing Statements) prepared by the undersigned, which incorporate a legal description which, to the best of our knowledge and belief, is a true, correct and complete legal description of the property to be purchased using such borrowing. Also accompanying this Notice is evidence of appropriate fire and

                                                                 Init. ________
                                                                 Init. ________
                                                                 Init. ________
                                                                 Init. ________
                                                                 Init. ________
extended coverage and an owner's title insurance commitment describing the same property. The anticipated takeout source for the requested borrowing is
                                                                        -------
-------------------------------------------------------------------------------

         4. If a Letter of Credit is being requested, this Notice is accompanied by an executed application for Letter of Credit and such other agreements, information, and documents as the Agent or the Issuing Bank requires, and the payment of fees and commissions described in the Agreement.

         5. All of the representations and warranties of the undersigned contained in the Agreement or in any of the other Loan Documents are true, correct, and complete on and as of the date of this Notice, with the same effect as though the representations and warranties had been made on and as of such date.

         6. Each of the undersigned is in compliance with all terms and conditions of the Agreement, and no Event of Default, nor any event which, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, or would result from the borrowing or the issuance or a draw under the Letter of Credit.

         7. No liens, claims, encumbrances, transfers, or conveyances have been made, asserted, delivered, filed, or recorded with respect to any property purchased by the undersigned using loan proceeds, other than as permitted pursuant to the Agreement.

         8. After giving effect to the borrowing or the issuance of the Letter of Credit requested herein, the aggregate amount of Advances outstanding under the Revolving Credit Facility plus the aggregate amount of Letter of Credit Contingent Obligations will not exceed the Banks' Revolving Credit Commitments, the aggregate amount of Advances used for general corporate or working capital purposes or for funding under Letters of Credit plus the aggregate amount of Letter of Credit Contingent Obligations will not exceed $25,000,000.00, and the aggregate amount of Advances used for funding under Letters of Credit plus the aggregate amount of Letter of Credit Contingent Obligations will not exceed $15,000,000.00.

         9. The undersigned have no setoffs or defenses under the Agreement or any other Loan Document. The Agreement, the Note, and all other Loan Documents are valid, binding, and enforceable in accordance with their terms.

                                                                 Init. ________
                                                                 Init. ________
                                                                 Init. ________
                                                                 Init. ________
                                                                 Init. ________

                               COMMERCIAL NET LEASE REALTY, INC.


                               By:
                                   ----------------------------------------

                               Its:
                                   ----------------------------------------


                               NET LEASE REALTY I, INC.


                               By:
                                   ----------------------------------------

                               Its:
                                   ----------------------------------------


                               NET LEASE REALTY II, INC.


                               By:
                                   ----------------------------------------

                               Its:
                                   ----------------------------------------


                               NET LEASE REALTY III, INC.


                               By:
                                   ----------------------------------------

                               Its:
                                   ----------------------------------------


                               NET LEASE REALTY IV, INC.


                               By:
                                   ----------------------------------------

                               Its:
                                   ----------------------------------------

                             EXHIBIT "D"/PARCEL #1~

                 AGREEMENT NOT TO ENCUMBER OR TRANSFER PROPERTY



         As an inducement to certain financial institutions (hereinafter collectively referred to as the "Banks") which have or may from time to time become signatories to that certain Fourth Amended and Restated Revolving Line of Credit and Security Agreement dated as of August ____, 1997, by and among COMMERCIAL NET LEASE REALTY, INC., a Maryland corporation, NET LEASE REALTY I, INC., a Maryland corporation, NET LEASE REALTY II, INC., a Maryland corporation, NET LEASE REALTY III, INC., a Maryland corporation, and NET LEASE REALTY IV, INC., a Maryland corporation, the Banks and FIRST UNION NATIONAL BANK OF FLORIDA, as the Agent (the "Agent"), as amended from time to time (the "Agreement") to grant credit to (Insert name of borrower owning property), (the "Borrower"), pursuant to the Agreement, and in consideration thereof, the Borrower and its successors and assigns, jointly and severally, agree that until all indebtedness of the Borrower to the Agent or the Banks pursuant to the Agreement, as amended from time to time and any other documents or instruments incorporated therein or executed in conjunction therewith or any extension thereof whether now existing or hereafter owing (the "Indebtedness") shall have been paid in full, (a) the Borrower will pay all taxes, assessments, dues and charges of every kind, imposed or which may be imposed or levied upon its real and personal property prior to the time when any of such taxes, assessments, dues or charges shall become delinquent, and (b) the Borrower will not, without the prior written consent of the Agent and the Banks except as specifically permitted by the terms of the Agreement: (1) create or permit any lien or other encumbrances on said property or any interest thereon (other than presently existing liens and securing the payment of loans and advances made to it pursuant to the Agreement (2) transfer, sell, hypothecate, assign or in any manner whatever dispose of the said property, or any interest therein, including specifically, but without limitation, the real property located in 2~, 3~ as more fully described in Exhibit "A" attached hereto and made a part hereof (the "Property").

         The Borrower warrants that it is the record owner in fee simple of the Property, free and clear of all mortgages, liens and claims of any third party whatsoever other than a leasehold interest pursuant to the Lease Agreement attached as Exhibit "B" hereto, the rental income from which has been assigned to the Agent, for the benefit of the Banks, and that the Borrower will forever defend the Agent and the Banks against the claims of any such third party claimants.

         It is further agreed and understood that if default be made in the performance of any of the terms hereof, or of any instrument executed by the Borrower in connection herewith, or in the payment of the Indebtedness, the Required Banks, as such term is defined in the Agreement, may, at their election, in addition to all other remedies and rights which they may have by law, declare the entire remaining unpaid principal and interest of any such obligations or indebtedness then remaining unpaid to the Agent and the Banks due and payable forthwith.

         It is further agreed and understood that the Agent may, in its discretion and on behalf of the Banks, and the Agent is hereby authorized and permitted by the Borrower to cause this instrument to be recorded at such time and in such places as the Agent may, in its discretion, elect. The rights of all persons obtaining any interest in the Property after the date of such recordation among the appropriate public records, and of all persons having actual notice of this Agreement whether or not it is recorded, are and shall be subordinate and inferior to all right, title or interest of the Agent and the Banks pursuant to this Agreement, and shall be null and void ab initio as to the Banks.


Witnesses:                                                         , a Maryland
                                        ---------------------------
                                        corporation


----------------------------
Printed Name:
             ---------------            ----------------------------------------
                                        By:
----------------------------               -------------------------------------
Printed Name:                           Title:
             ---------------                  ----------------------------------
                                        Address: 400 E. South Street, Suite 500
                                                 Orlando, Florida 32801
STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this _____ day of ___________, 199__, by ______________________, as ___________________________
of ________________________ __________________, a Maryland corporation, on behalf of the corporation. He is personally known to me/has produced ___________________________ as identification.

                                                                         (SEAL)

                                        ----------------------------------------
                                        Printed/Typed Name:
                                                           ---------------------
                                        Notary Public - State of
                                                                 ---------------
                                        Commission Number:
                                                          ----------------------
                                        Commission Expires:
                                                           ---------------------

                             EXHIBIT "E"/PARCEL #1~

THIS INSTRUMENT PREPARED BY AND
AFTER RECORDING TO BE RETURNED TO:

John R. Dierking, Esquire
HOLLAND & KNIGHT LLP
200 South Orange Avenue
Suite 2600
Post Office Box 1526
Orlando, Florida 32802
(407) 425-8500


              COLLATERAL ASSIGNMENT OF LEASES, RENTS, AND PROFITS
                             AND SECURITY AGREEMENT


         THIS ASSIGNMENT is executed and delivered this _____ day of __________________, 199__, by (Insert name of borrower owning property) whose address is 400 East South Street, Suite 500, Orlando, Florida 32801 (hereinafter referred to as the "Borrower"), to and in favor of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association organized and existing under the laws of the United States of America, having its office at 800 North Magnolia Avenue, Orlando, Florida 32801, as agent (in such capacity, together with its successors in such capacity, the "Agent") for certain commercial lending institutions (hereinafter referred to collectively as the "Banks") which have or may from time to time become signatories to that certain Fourth Amended and Restated Revolving Line of Credit and Security Agreement dated as of August ___, 1997, by and among Borrower, _____________________________,
_________________________, _______________________, __________________________,
the Banks, and the Agent, as amended from time to time (the "Agreement");

                              W I T N E S S E T H:

         WHEREAS, Agent is the owner and holder on behalf of the Banks of a certain Third Renewal and Modification Promissory Note (hereinafter, together with all renewals, modifications or increases thereof referred to as the "Note") dated as of ____, 1997, in the amount of $200,000,000.00 made by the Borrower, ___________________________, __________________________,
________________________, and _____________________________ to and in favor of the Agent on behalf of the Banks pursuant to the terms of the Agreement (the Agreement, the Note and any other documents or instruments incorporated therein or executed in conjunction therewith or any extension thereof are hereinafter collectively referred to as the "Loan Documents"); and

         WHEREAS, the Borrower is the present owner in fee simple of certain real property (hereinafter referred to as the "Property") located in 2~, 3~, more particularly described on Exhibit "A" attached hereto and made a part hereof; and

         WHEREAS, the Agent and the Banks, as a condition to making the aforesaid loan, have required the execution by the Borrower of this Assignment of Lease and of all rents, income and profits of the Property;

         NOW, THEREFORE, in order to further secure the payment of all indebtedness of the Borrower to the Agent or the Banks pursuant to the Loan Documents, whether now existing or hereafter owing ("Indebtedness"), and in consideration of the line of credit represented by the Note, the Borrower does hereby assign, transfer, set over and convey unto the Agent, for the benefit of the Banks, all of the leases, rents, issues, profits, accounts receivable and income of, from, or pertaining to the Property. This Assignment shall include all rents, income and profits arising from any and all leases, rental or occupancy agreements that may now be in effect, as well as any future or additional leases, rental or occupancy agreements, and any renewals or extensions of such leases, rental or occupancy agreements (collectively the "Lease"), that may be entered into by Borrower for the lease, rental or occupancy of the Property, or any part thereof, and Borrower hereby agrees to execute and deliver such other and further assignments of said Leases as Agent may from time to time require.

         In furtherance of the foregoing Assignment, the Borrower, the Agent and the Banks further agree as follows:

         1. It is expressly understood and agreed by the parties hereto that until a default occurs under the terms of the Indebtedness of Borrower to the Agent and the Banks, or any documents executed by Borrower in connection with the Indebtedness, the Borrower shall have the right to collect said rents, income and profits from the Lease and to retain, use and enjoy the same. Anything to the contrary notwithstanding, Borrower hereby assigns to the Agent for the benefit of the Banks any award made hereafter to it in any court procedure involving the lessee in any bankruptcy, insolvency or reorganization proceedings in any State or Federal court and any and all payments made by the lessee in lieu of rent under the Lease.

         2. The Borrower, in the event of default in the performance of any of the terms and conditions of the Note or any other Indebtedness, hereby authorizes the Agent, at its option, to take possession of the Property pursuant to the terms of the Lease, together with all documents, books, records, papers, and accounts of the Borrower relating thereto and to manage and operate same, to collect all or any rents accruing therefrom and from the Lease, to lease or release the Property, or any part thereof, bring or defend any suits in connection with possession of the Property in its own name or the Borrower's name, make repairs as the Agent deems appropriate, and perform such other acts in connection with the management and operation of the Property as the Agent, at its discretion, may deem proper, provided, however, that, notwithstanding anything contained in this paragraph to the contrary, in the event the Lease is still in existence at the time the Agent exercises the aforesaid option, then the Agent shall, until all sums due pursuant to the Indebtedness are paid in full, continue the leasing of the Property to the lessee in accordance with the terms of the Lease, provided the payments required to be made by the lessee under the Lease are made directly to Agent on behalf of the Banks in a timely manner. The Agent, by continuing the leasing of the Property to the lessee, and the Banks, by accepting payment directly from the lessee, do not hereby assume any obligations of the Borrower under the Lease.

         3. The Borrower represents and warrants that it is the owner in fee simple of the Property and has good title to the leases, rents, income, issues and property hereby assigned and good right to assign the same, and that no other person, firm, or corporation has any right, title, or interest therein; that it has not previously sold, assigned, transferred, mortgaged, or pledged said rents, issues, profits, income and leases of the Property; and that payment of any of the same has not otherwise been anticipated, waived, released, discounted, set off or otherwise discharged or compromised.

         4. The Borrower agrees and warrants that the terms of the Lease will not be amended, altered, modified, or changed in any manner whatsoever, nor will the Lease be surrendered, terminated or cancelled, nor will any proceedings for dispossession or eviction of any lessee be instituted by the Borrower, nor will any obligation on the Lease be released, without the prior written consent of the Agent or in accordance with the terms of Section 6.9 of the Agreement.

         5. The Borrower agrees and warrants that no request will be made of any lessee to pay any rent, and no rent will be accepted, in advance of the dates upon which such rent becomes due and payable under the terms of any and all leases, it being agreed that rent shall be paid as provided in the Lease and not otherwise.

         6. The Borrower authorizes the Agent, by its employees or agents, at its option, after the occurrence of a default in any Indebtedness, to enter upon the Property and to collect, in the name of the Borrower, as its lawful attorney, or in its own name as assignee, any rents or other income or profits accrued but unpaid and/or in arrears at the date of such default, as well as the rents, income or profits thereafter accruing and becoming payable during the period of the continuance of the said default or any other default; and to this end, the Borrower further agrees that it will facilitate, in all reasonable ways, the Agent's collection of said rents, income or profits and will, upon request by the Agent, execute a written notice to each tenant, occupant, or licensee, directing said tenant, occupant, or licensee to pay directly to the Agent, for the benefit of the Banks, all income, rents and profits; provided, however, that the Agent may notify said tenant, occupant or licensee of the effectiveness of this Assignment without giving notice to the Borrower or requesting the Borrower to give such notice or join in such notice.

         7. The Borrower authorizes the Agent, upon such entry, at its option, to take over and assume the management, operation and maintenance of the Property and to perform all acts necessary and proper and to expend such sums out of the income of the Property as may be needful in connection therewith, in the same manner and to the same extent as the Borrower theretofore might do. The Borrower hereby releases all claims against the Agent and the Banks arising out of such management, operation and maintenance, excepting the liability of the Agent to account as hereinafter set forth.

         8. The Borrower agrees to execute, upon the request of the Agent, any and all instruments requested by the Agent to carry these presents into effect or to accomplish any other purpose deemed by the Agent to be necessary or appropriate in connection with these presents.

         9. The Borrower agrees and acknowledges that this Assignment shall in no way operate to prevent the Agent from pursuing any remedy which it now or hereafter may have because of any breach of the terms and conditions of the Indebtedness.

         10. The Agent shall, after payment of all proper charges and expenses, including reasonable compensation to any managing agent as it shall select and employ, and after the accumulation of a reserve to meet taxes, assessments and fire and liability insurance in requisite amounts, remit the net amount of income received by it from the Property, by virtue of this Assignment, to the Banks for application to any amounts due and owing to them by the Borrower under the terms of the Note, but the manner of the application of such net income and what items shall be remitted shall be determined in the sole discretion of the Agent. The Agent shall make a reasonable effort to collect rents, income and profits reserving, however, within its own discretion, the right to terminate the method of collection and the extent to which enforcement of collection of delinquent rents, income and profits shall be prosecuted.

         11. The Agent and the Banks shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by the Borrower under the Lease, and the Borrower hereby agrees to indemnify the Agent and the Banks for, and to save harmless from, any and all liability arising from the Lease or from this Assignment. This Assignment shall not place responsibility for the control, care, management or repair of the Property upon the Agent or the Banks, or make the Agent or the Banks responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Property resulting in the loss or injury or death to any lessee, licensee, employee or stranger, unless and until such time as the Agent shall take possession and control of the same pursuant hereto.

         12. The Borrower hereby authorizes the Agent to give notice in writing of this Assignment at any time to any lessee or occupant of the Property. Violation of any of the covenants, representations and provisions contained herein by the Borrower shall be deemed a default under the terms of the Agreement and the Note. Default by the Borrower under the terms of the Lease assigned herein shall be deemed a default under the terms of the Agreement and the Note.

         13. The Borrower consents and agrees that it will continuously maintain, or cause to be maintained, fire and extended coverage and other hazard insurance with respect to all improvements on the Property, to the full insurable value of said improvements, and will promptly furnish the Agent evidence of said coverage upon request.

         14. The Borrower shall be deemed in default hereunder upon the occurrence of one or more Events of Default as defined in Section 8 of the Agreement.

         15. This Assignment is and shall be deemed to create, grant, give and convey a lien and encumbrance upon, and a present security interest in the Lease, rents, issues, income and profits and accounts receivable described herein, as collateral security for the payment and performance by Borrower of the Indebtedness. This Assignment shall also serve as a "Security Agreement" within the meaning of that term as used in the Uniform Commercial Code as adopted and in force from time to time in the state in which the Property is located, and shall be operative and effective as a Security Agreement in addition to, and not in substitution for, any other Security Agreement executed by the Borrower in connection with the extension of credit or loan transaction secured hereby. The Borrower agrees to and shall, upon the request of the Agent, execute and deliver to the Agent, in form satisfactory to the Agent, such "Financing Statements", descriptions of property and such further assurances as the Agent, in its sole discretion, may from time to time consider necessary to create, perfect, continue and preserve the lien and encumbrances hereof and the security interest granted herein. The Agent, at the expense of the Borrower, may or shall cause statements, descriptions and assurances and this Assignment to be recorded and re-recorded, filed and refiled, at such times and in such places as may be required or permitted by law to so create, perfect and preserve the lien and encumbrance hereof upon all of said collateral.

         16. The Borrower warrants and represents to the Agent and the Banks that to the best of Borrower's knowledge, the Property described herein is now and at all times hereafter will continue to be in full compliance with all federal, state and local environmental laws and regulations as they now exist or are hereafter enacted and/or amended, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, and the Hazardous and Solid Waste Amendments of 1984, as amended. The Borrower shall indemnify and hold the Agent and the Banks harmless from and against any and all damages, penalties, fines, claims, liens, suits, liabilities, costs (including cleanup costs), judgments and expenses (including attorneys', consultants' or experts' fees and expenses) of every kind and nature suffered by or asserted against the Agent or the Banks as a direct or indirect result of any warranty or representation made by the Borrower in this paragraph being false or untrue in any material respect or any requirement under any law, regulation or ordinance, whether local, state or federal, which requires the elimination or removal of any hazardous materials, substances, wastes or other environmentally regulated substances. The Borrower's obligations hereunder shall not be limited to any extent by the term of the Indebtedness secured hereby, and, as to any act or occurrence prior to payment in full and satisfaction of the Indebtedness which gives rise to liability hereunder, shall continue, survive and remain in full force and effect notwithstanding payment in full and satisfaction of the Indebtedness.

         17. This Assignment shall remain in full force and effect as long as any Indebtedness of the Borrower to the Agent or the Banks remains unpaid in whole or in part; provided, however, that if the Borrower is not in default of any Indebtedness to the Agent or the Banks at the time that the Indebtedness is paid in full, a complete release or satisfaction of all of the Agent's and the Banks' rights and interest hereunder and satisfaction of the Note shall operate to satisfy this Assignment.

         18. In addition to all other Indebtedness secured by this Assignment, this Assignment shall secure all future advances made by the Agent or the Banks to Borrower pursuant to the Agreement for any purpose within twenty (20) years from the date of this Assignment to the same extent as if such advances were made on the date of this Assignment. Any such advances may be made at the option of the Agent or the Banks. The total amount of the Indebtedness, including future advances, that is secured by this Assignment, may increase or decrease from time to time, but shall not exceed a maximum principal amount of Five Hundred Million Dollars ($500,000,000.00) at any one time plus interest thereon and any disbursement made by the Agent or the Banks for the payment of taxes, levies or insurance on the Property with interest on such disbursement.

         19. The provisions of this instrument shall be binding upon the Borrower and its successors and assigns as well as any subsequent owner of the Property, and upon the Agent and the Banks and their successors and assigns. The creation of rights and powers under this Assignment in favor of, or available to, the Agent or the Banks shall, in no way whatsoever, be construed to impose concomitant duties or obligations of the Agent or the Banks in favor of the Borrower or the Borrower's lessee except as expressly set forth herein.

         IN WITNESS WHEREOF, the Borrower has executed this Assignment in manner and form sufficient to bind it on the day and year first above written.

Signed, sealed and delivered
in the presence of:                                                          ,
                                  -------------------------------------------
                                  a Maryland corporation
-----------------------
Name:
     ------------------

-----------------------           By:
                                     ----------------------------------------
Name:                                Its:
     ------------------                  ------------------------------------
                                     Address: 400 E. South Street, Suite 500
                                              Orlando, Florida 32801

STATE OF FLORIDA

COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this _____ day of _____________, 199___, by ______________________, as _________________________
of ___________ ________________________, a Maryland corporation, on behalf of the corporation. He is personally known to me/has produced
______________________________ as identification.

                                                        (SEAL)

                            ---------------------------------------------------
                            Printed/Typed Name:
                                               --------------------------------
                            Notary Public-State of Florida
                                                          ---------------------
                            Commission Number:
                            Commission Expires:

                           ACKNOWLEDGEMENT OF LESSEE

         The undersigned hereby acknowledges receipt of an executed copy of this Assignment this ____ day of ______________, 199__, and, upon written notice from the Agent, hereby agrees to make payment directly to the Agent at the address of the Agent as herein stated.

         Lessee further agrees to notify the Agent of any default by the Borrower under its lease with the Borrower and provide the Agent with the opportunity to cure said default.


                                                                             , a
                                             --------------------------------
                                                               corporation
                                             -----------------

                                             By:
                                                ------------------------------
                                             Title:
                                                   ---------------------------
                                             Address:
                                                     -------------------------

                                                     -------------------------


STATE OF _____________
COUNTY OF ____________

         The foregoing instrument was acknowledged before me this _____ day of _______________, 199__, by __________________, as ___________ on behalf of
_____________________________. He/She is personally known to me/has produced
____________________________ as identification.

                                                                         (SEAL)

                                   --------------------------------------------
                                   Printed/Typed Name:
                                                      -------------------------
                                   Notary Public-State of
                                                          ---------------------
                                   Commission Number:
                                   Commission Expires:

                             EXHIBIT "F"/PARCEL #1~

                            ANTI-COERCION STATEMENT

THE FOLLOWING STATEMENT IS REQUIRED UNDER RULE 4-124.002 OF THE RULES AND REGULATIONS PROMULGATED BY THE INSURANCE COMMISSIONER OF THE STATE OF FLORIDA RELATIVE TO ANTI-COERCION.

BORROWER:           (Insert name of Borrower Owning Property)
                    a Maryland Corporation
                    400 East South Street, Suite 500
                    Orlando, Florida 32801

LENDER:             FIRST UNION NATIONAL BANK OF FLORIDA,
                    as Agent for the Lenders under that certain Fourth Amended and Restated Revolving Line of Credit and Security
                    Agreement dated as of August ___, 1997
                    800 North Magnolia
                    Avenue
                    Orlando, Florida 32802

LOAN AMOUNT:        $200,000,000.00

PROPERTY:           A parcel of land lying in 2~, 3~ as more particularly described on
                    Exhibit "A" attached hereto.

        The Insurance Laws of this state provide that the Lender may not require the Borrower to take insurance through any particular insurance agent or company to protect the mortgaged property from which leases, rents, incomes and profits have been assigned.

        The Borrower, subject to the rules adopted by the Insurance Commissioner, has the right to have the insurance placed with an insurance agent or company of his choice, provided the company meets the requirements of the Lender. The Lender has the rights to designate reasonable financial requirements as to the company and the adequacy of the coverage.

        I have read the foregoing statement, or the rules of the Insurance Commissioner relative thereto, and understand my rights and privileges and those of the Lender relative to the placing of such insurance.

         I have selected the 5~ Insurance Agency to write the hazard insurance covering property located at 4~, 3~, 6~ or the tenant is obligated to furnish hazard insurance and has selected _________________________ to provide such insurance.

         Dated this _____ day of _________________, 199__.



                                           -----------------------------------,
                                           a Maryland corporation


                                           By:
                                               --------------------------------
                                           Title:
                                                  -----------------------------

                                  EXHIBIT "G"


                                    FORM OF
                           ASSIGNMENT AND ACCEPTANCE

                     Dated as of __________________, 19___


         Reference is made to the Fourth Amended and Restated Revolving Line of Credit and Security Agreement dated as of August ____, 1997 (as amended and in effect from time to time, the "Agreement"), by and among Commercial Net Lease Realty, Inc., a Maryland corporation, Net Lease Realty I, Inc., a Maryland corporation, Net Lease Realty II, Inc., a Maryland corporation, Net Lease Realty III, Inc., a Maryland corporation, and Net Lease Realty IV, Inc., a Maryland corporation (collectively, the "Borrower"), the financial institutions listed from time to time on the signature pages thereof (individually a "Bank" and collectively the "Banks") and First Union National Bank of Florida, as agent (in such capacity, the "Agent") for the Banks. Terms defined in the Agreement and used herein without definition shall have the respective meanings herein assigned to such terms in the Agreement.

         [Name of Assigning Lender] (the "Assignor") and [Name of Assignee] (the "Assignee") hereby agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee and the Assignee hereby purchases and assumes from the Assignor, a ________________________ percent (_____%) undivided interest in all of the Assignor's rights and obligations under the Agreement as of the Assignment Date (as defined in paragraph 4 below), including, without limitation, (a) the Assignor's obligation to make Advances thereunder and (b) the Assignor's interest in all unpaid interest and commitment fees accrued as of the Assignment Date.

         2. The Assignor (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) represents that as of the date hereof, before giving effect to the assignment contemplated hereby, its Revolving Credit Commitment is $______________________________and the aggregate outstanding principal balance of the Advances made by it equals $______________________________; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of its obligations under the other Loan Documents to which it is a party or any other instrument or document delivered or executed pursuant thereto.

         3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Loan Documents, together with copies of the most recent financial statements delivered pursuant to Section 6.1 of the Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, any other Bank, or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents; and (e) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

         4. The effective date for this Assignment and Acceptance shall be _________________________ __________________, 19_______________(the "Assignment
Date"). Following the execution of this Assignment and Acceptance, each party hereto and each Person consenting hereto shall deliver its duly executed counterpart hereof to the Agent for acceptance by the Agent.

         5. Upon such acceptance, from and after the Assignment Date (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder, and (ii) the Assignor shall, with respect to that portion of its interest under the Agreement assigned hereunder, relinquish its rights and be released from its obligations under the Agreement.

         6. Upon such acceptance and after the Assignment Date, the Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. On the Assignment Date, the Assignee will pay to the Agent for the pro rata account of the Assignor an amount equal to the percentage of the Assignor's interest assumed by the Assignee hereunder, times the aggregate outstanding principal amount of the Advances made by the Assignor.

         7. THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         8. This Assignment and Acceptance may be executed in any number of counterparts which shall together constitute but one and the same agreement.

         IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized as of the date first above written.

                                   [ASSIGNOR]


                                   By:
                                      ------------------------------------
                                        Title:
                                               ---------------------------


                                   [ASSIGNEE]


                                   By:
                                      ------------------------------------
                                        Title:
                                               ---------------------------

CONSENTED TO:

FIRST UNION NATIONAL BANK OF FLORIDA,
         as Agent


By:
   -------------------------------
     Title
           -----------------------


COMMERCIAL NET LEASE REALTY, INC.


By:
   -------------------------------
     Title
           -----------------------



NET LEASE REALTY I, INC.


By:
   -------------------------------
     Title
           -----------------------

NET LEASE REALTY II, INC.


By:
   -------------------------------
     Title
           -----------------------


NET LEASE REALTY III, INC.


By:
   -------------------------------
     Title
           -----------------------


NET LEASE REALTY IV, INC.


By:
   -------------------------------
     Title
           -----------------------

                             EXHIBIT "H"/PARCEL #1~

                 AGREEMENT NOT TO ENCUMBER OR TRANSFER PROPERTY


         As an inducement to certain financial institutions (hereinafter collectively referred to as the "Banks") which have or may from time to time become signatories to a Fourth Amended and Restated Revolving Line of Credit and Security Agreement dated as of August ____, 1997, by and among COMMERCIAL NET LEASE REALTY, INC., a Maryland corporation, NET LEASE REALTY I, INC., a Maryland corporation, NET LEASE REALTY II, INC., a Maryland corporation, NET LEASE REALTY III, INC., a Maryland corporation and NET LEASE REALTY IV, INC., a Maryland corporation, the Banks and FIRST UNION NATIONAL BANK OF FLORIDA, as the Agent (the "Agent"), as amended from time to time (the "Agreement") to grant credit to [INSERT NAME OF BORROWER OWNING PROPERTY] (the "Borrower"), pursuant to the Agreement, and in consideration thereof, the Borrower and its successors and assigns, jointly and severally, agree that until all indebtedness of the Borrower to the Agent or the Banks pursuant to the Agreement, as amended from time to time and any other documents or instruments incorporated therein or executed in conjunction therewith or any extension thereof whether now existing or hereafter owing (the "Indebtedness") shall have been paid in full, (a) the Borrower will pay all taxes, assessments, dues and charges of every kind, imposed or which may be imposed or levied upon its real and personal property prior to the time when any of such taxes, assessments, dues or charges shall become delinquent, and (b) the Borrower will not, without the prior written consent of the Agent and the Banks except as specifically permitted by the terms of the Agreement: (1) create or permit any lien or other encumbrances on said property or any interest thereon (other than presently existing liens and securing the payment of loans and advances made to it pursuant to the Agreement (2) transfer, sell, hypothecate, assign or in any manner whatever dispose of the said property, or any interest therein, including specifically, but without limitation, the real property located in 2~, 3~ as more fully described in Exhibit "A" attached hereto and made a part hereof (the "Property").

         The Borrower warrants that it is the record owner of a leasehold interest in the Property pursuant to that certain _________________ Agreement dated _____________, as amended from time to time, between ________________, as record owner of the fee simple interest in the Property and the Borrower, and the Borrower further warrants that the Property is free and clear of all mortgages, liens and claims of any third party whatsoever other than a leasehold interest pursuant to the Lease Agreement attached as Exhibit "B" hereto, the rental income from which has been assigned to the Agent, for the benefit of the Banks, and that the Borrower will forever defend the Agent and the Banks against the claims of any such third party claimants.

         It is further agreed and understood that if default be made in the performance of any of the terms hereof, or of any instrument executed by Borrower in connection herewith, or in the payment of the Indebtedness, the Required Banks, as such term is defined in the Agreement, may, at their election, in addition to all other remedies and rights which they may have by law, declare the entire remaining unpaid principal and interest of any such obligations or indebtedness then remaining unpaid to the Agent and the Banks due and payable forthwith.

         It is further agreed and understood that the Agent may, in its discretion and on behalf of the Banks, and the Agent is hereby authorized and permitted by the Borrower to cause this instrument to be recorded at such time and in such places as the Agent may, in its discretion, elect. The rights of all persons obtaining any interest in the Property after the date of such recordation among the appropriate public records, and of all persons having actual notice of this Agreement whether or not it is recorded, are and shall be subordinate and inferior to all right, title or interest of the Agent and the Banks pursuant to this Agreement, and shall be null and void ab initio as to the Banks.

Witnesses:                                                                     ,
                                      -----------------------------------------
                                      a Maryland corporation


----------------------------
Printed Name:
             ---------------          ------------------------------------------
                                      By:
----------------------------             ---------------------------------------
Printed Name:                         Title:
             ---------------                ------------------------------------
                                      Address: 400 East South Street, Suite 500
                                               Orlando, Florida 32801
STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this _____ day of ___________, 199__, by _____________________________ as _______________________
of ________________________________, a Maryland corporation, on behalf of the corporation. He is personally known to me/has produced ________________________ as identification.

                                                                         (SEAL)

                                      -----------------------------------------
                                      Printed/Typed Name:
                                                         ----------------------
                                      Notary Public
                                      Commission Number:
                                      Commission Expires:

                             EXHIBIT "I"/PARCEL #1~


              COLLATERAL ASSIGNMENT OF LEASES, RENTS, AND PROFITS
                             AND SECURITY AGREEMENT


         THIS ASSIGNMENT is executed and delivered this _____ day of __________________, 199__, by COMMERCIAL NET LEASE REALTY, INC., a Maryland corporation, whose address is 400 East South Street, Suite 500, Orlando, Florida 32801 (hereinafter referred to as the "Borrower"), to and in favor of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association organized and existing under the laws of the United States of America, having its office at 800 North Magnolia Avenue, Orlando, Florida 32801, as agent (in such capacity, together with its successors in such capacity, the "Agent") for certain commercial lending institutions (hereinafter referred to collectively as the "Banks") which have or may from time to time become signatories to a Fourth Amended and Restated Revolving Line of Credit and Security Agreement dated August ____, 1997 by and among Borrower, Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., and Net Lease Realty IV, Inc., the Banks, and the Agent, as amended from time to time (the "Agreement");


                              W I T N E S S E T H:


         WHEREAS, Agent is the owner and holder on behalf of the Banks of a certain Third Renewal and Modification Promissory Note (hereinafter, together with all renewals, modifications or increases thereof referred to as the "Note") dated August ____, 1997, in the amount of $200,000,000.00 made by the Borrower to and in favor of the Agent on behalf of the Banks pursuant to the terms of the Agreement (the Agreement, the Note and any other documents or instruments incorporated therein or executed in conjunction therewith or any extension thereof are hereinafter collectively referred to as the "Loan Documents"); and

         WHEREAS, the Borrower is the present owner of a leasehold interest in certain real property (hereinafter referred to as the "Property") located in 2~, 3~, more particularly described on Exhibit "A" attached hereto and made a part hereof; and

         WHEREAS, the Agent and the Banks, as a condition to making the aforesaid loan, have required the execution by the Borrower of this Assignment of Lease and of all rents, income and profits of the Property;

         NOW, THEREFORE, in order to further secure the payment of all indebtedness of the Borrower to the Agent or the Banks pursuant to the Loan Documents, whether now existing or hereafter owing ("Indebtedness"), and in consideration of the line of credit represented by the Note, the Borrower does hereby assign, transfer, set over and convey unto the Agent, for the benefit of the Banks, all of the leases, rents, issues, profits, accounts receivable and income of, from, or pertaining to the Property. This Assignment shall include all rents, income and profits arising from any and all leases, rental or occupancy agreements that may now be in effect, as well as any future or additional leases, rental or occupancy agreements, and any renewals or extensions of such leases, rental or occupancy agreements (collectively the "Lease"), that may be entered into by Borrower for the lease, rental or occupancy of the Property, or any part thereof, and Borrower hereby agrees to execute and deliver such other and further assignments of said Leases as Agent may from time to time require.

         In furtherance of the foregoing Assignment, the Borrower, the Agent and the Banks further agree as follows:

         1. It is expressly understood and agreed by the parties hereto that until a default occurs under the terms of the Indebtedness of Borrower to the Agent and the Banks, or any documents executed by Borrower in connection with the Indebtedness, the Borrower shall have the right to collect said rents, income and profits from the Lease and to retain, use and enjoy the same. Anything to the contrary notwithstanding, Borrower hereby assigns to the Agent for the benefit of the Banks any award made hereafter to it in any court procedure involving the lessee in any bankruptcy, insolvency or reorganization proceedings in any State or Federal court and any and all payments made by the lessee in lieu of rent under the Lease.

         2. The Borrower, in the event of default in the performance of any of the terms and conditions of the Note or any other Indebtedness, hereby authorizes the Agent, at its option, to take possession of the Property pursuant to the terms of the Lease, together with all documents, books, records, papers, and accounts of the Borrower relating thereto and to manage and operate same, to collect all or any rents accruing therefrom and from the Lease, to lease or release the Property, or any part thereof, bring or defend any suits in connection with possession of the Property in its own name or the Borrower's name, make repairs as the Agent deems appropriate, and perform such other acts in connection with the management and operation of the Property as the Agent, at its discretion, may deem proper, provided, however, that, notwithstanding anything contained in this paragraph to the contrary, in the event the Lease is still in existence at the time the Agent exercises the aforesaid option, then the Agent shall, until all sums due pursuant to the Indebtedness are paid in full, continue the leasing of the Property to the lessee in accordance with the terms of the Lease, provided the payments required to be made by the lessee under the Lease are made directly to Agent on behalf of the Banks in a timely manner. The Agent, by continuing the leasing of the Property to the lessee, and the Banks, by accepting payment directly from the lessee, do not hereby assume any obligations of the Borrower under the Lease.

         3. The Borrower represents and warrants that it is the owner of a leasehold interest in the Property and has good title to the leases, rents, income, issues and property hereby assigned and good right to assign the same, and that no other person, firm, or corporation has any right, title, or interest therein; that it has not previously sold, assigned, transferred, mortgaged, or pledged said rents, issues, profits, income and leases of the Property; and that payment of any of the same has not otherwise been anticipated, waived, released, discounted, set off or otherwise discharged or compromised.

         4. The Borrower agrees and warrants that the terms of the Lease will not be amended, altered, modified, or changed in any manner whatsoever, nor will the Lease be surrendered, terminated or cancelled, nor will any proceedings for dispossession or eviction of any lessee be instituted by the Borrower, nor will any obligation on the Lease be released, without the prior written consent of the Agent or in accordance with the terms of Section 6.9 of the Agreement.

         5. The Borrower agrees and warrants that no request will be made of any lessee to pay any rent, and no rent will be accepted, in advance of the dates upon which such rent becomes due and payable under the terms of any and all leases, it being agreed that rent shall be paid as provided in the Lease and not otherwise.

         6. The Borrower authorizes the Agent, by its employees or agents, at its option, after the occurrence of a default in any Indebtedness, to enter upon the Property and to collect, in the name of the Borrower, as its lawful attorney, or in its own name as assignee, any rents or other income or profits accrued but unpaid and/or in arrears at the date of such default, as well as the rents, income or profits thereafter accruing and becoming payable during the period of the continuance of the said default or any other default; and to this end, the Borrower further agrees that it will facilitate, in all reasonable ways, the Agent's collection of said rents, income or profits and will, upon request by the Agent, execute a written notice to each tenant, occupant, or licensee, directing said tenant, occupant, or licensee to pay directly to the Agent, for the benefit of the Banks, all income, rents and profits; provided, however, that the Agent may notify said tenant, occupant or licensee of the effectiveness of this Assignment without giving notice to the Borrower or requesting the Borrower to give such notice or join in such notice.

         7. The Borrower authorizes the Agent, upon such entry, at its option, to take over and assume the management, operation and maintenance of the Property and to perform all acts necessary and proper and to expend such sums out of the income of the Property as may be needful in connection therewith, in the same manner and to the same extent as the Borrower theretofore might do. The Borrower hereby releases all claims against the Agent and the Banks arising out of such management, operation and maintenance, excepting the liability of the Agent to account as hereinafter set forth.

         8. The Borrower agrees to execute, upon the request of the Agent, any and all instruments requested by the Agent to carry these presents into effect or to accomplish any other purpose deemed by the Agent to be necessary or appropriate in connection with these presents.

         9. The Borrower agrees and acknowledges that this Assignment shall in no way operate to prevent the Agent from pursuing any remedy which it now or hereafter may have because of any breach of the terms and conditions of the Indebtedness.

         10. The Agent shall, after payment of all proper charges and expenses, including reasonable compensation to any managing agent as it shall select and employ, and after the accumulation of a reserve to meet taxes, assessments and fire and liability insurance in requisite amounts, remit the net amount of income received by it from the Property, by virtue of this Assignment, to the Banks for application to any amounts due and owing to them by the Borrower under the terms of the Note, but the manner of the application of such net income and what items shall be remitted shall be determined in the sole discretion of the Agent. The Agent shall make a reasonable effort to collect rents, income and profits reserving, however, within its own discretion, the right to terminate the method of collection and the extent to which enforcement of collection of delinquent rents, income and profits shall be prosecuted.

         11. The Agent and the Banks shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by the Borrower under the Lease, and the Borrower hereby agrees to indemnify the Agent and the Banks for, and to save harmless from, any and all liability arising from the Lease or from this Assignment. This Assignment shall not place responsibility for the control, care, management or repair of the Property upon the Agent or the Banks, or make the Agent or the Banks responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Property resulting in the loss or injury or death to any lessee, licensee, employee or stranger, unless and until such time as the Agent shall take possession and control of the same pursuant hereto.

         12. The Borrower hereby authorizes the Agent to give notice in writing of this Assignment at any time to any lessee or occupant of the Property. Violation of any of the covenants, representations and provisions contained herein by the Borrower shall be deemed a default under the terms of the Agreement and the Note. Default by the Borrower under the terms of the Lease assigned herein shall be deemed a default under the terms of the Agreement and the Note.

         13. The Borrower consents and agrees that it will continuously maintain, or cause to be maintained, fire and extended coverage and other hazard insurance with respect to all improvements on the Property, to the full insurable value of said improvements, and will promptly furnish the Agent evidence of said coverage upon request.

         14. The Borrower shall be deemed in default hereunder upon the occurrence of one or more Events of Default as defined in Section 8 of the Agreement.

         15. This Assignment is and shall be deemed to create, grant, give and convey a lien and encumbrance upon, and a present security interest in the Lease, rents, issues, income and profits and accounts receivable described herein, as collateral security for the payment and performance by Borrower of the Indebtedness. This Assignment shall also serve as a "Security Agreement" within the meaning of that term as used in the Uniform Commercial Code as adopted and in force from time to time in the state in which the Property is located, and shall be operative and effective as a Security Agreement in addition to, and not in substitution for, any other Security Agreement executed by the Borrower in connection with the extension of credit or loan transaction secured hereby. The Borrower agrees to and shall, upon the request of the Agent, execute and deliver to the Agent, in form satisfactory to the Agent, such "Financing Statements", descriptions of property and such further assurances as the Agent, in its sole discretion, may from time to time consider necessary to create, perfect, continue and preserve the lien and encumbrances hereof and the security interest granted herein. The Agent, at the expense of the Borrower, may or shall cause statements, descriptions and assurances and this Assignment to be recorded and re-recorded, filed and refiled, at such times and in such places as may be required or permitted by law to so create, perfect and preserve the lien and encumbrance hereof upon all of said collateral.

         16. The Borrower warrants and represents to the Agent and the Banks that to the best of Borrower's knowledge, the Property described herein is now and at all times hereafter will continue to be in full compliance with all federal, state and local environmental laws and regulations as they now exist or are hereafter enacted and/or amended, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, and the Hazardous and Solid Waste Amendments of 1984, as amended. The Borrower shall indemnify and hold the Agent and the Banks harmless from and against any and all damages, penalties, fines, claims, liens, suits, liabilities, costs (including cleanup costs), judgments and expenses (including attorneys', consultants' or experts' fees and expenses) of every kind and nature suffered by or asserted against the Agent or the Banks as a direct or indirect result of any warranty or representation made by the Borrower in this paragraph being false or untrue in any material respect or any requirement under any law, regulation or ordinance, whether local, state or federal, which requires the elimination or removal of any hazardous materials, substances, wastes or other environmentally regulated substances. The Borrower's obligations hereunder shall not be limited to any extent by the term of the Indebtedness secured hereby, and, as to any act or occurrence prior to payment in full and satisfaction of the Indebtedness which gives rise to liability hereunder, shall continue, survive and remain in full force and effect notwithstanding payment in full and satisfaction of the Indebtedness.

         17. This Assignment shall remain in full force and effect as long as any Indebtedness of the Borrower to the Agent or the Banks remains unpaid in whole or in part; provided, however, that if the Borrower is not in default of any Indebtedness to the Agent or the Banks at the time that the Indebtedness is paid in full, a complete release or satisfaction of all of the Agent's and the Banks' rights and interest hereunder and satisfaction of the Note shall operate to satisfy this Assignment.

         18. In addition to all other Indebtedness secured by this Assignment, this Assignment shall secure all future advances made by the Agent or the Banks to Borrower pursuant to the Agreement for any purpose within twenty (20) years from the date of this Assignment to the same extent as if such advances were made on the date of this Assignment. Any such advances may be made at the option of the Agent or the Banks. The total amount of the Indebtedness, including future advances, that is secured by this Assignment, may increase or decrease from time to time, but shall not exceed a maximum principal amount of Five Hundred Million Dollars ($500,000,000.00) at any one time plus interest thereon and any disbursement made by the Agent or the Banks for the payment of taxes, levies or insurance on the Property with interest on such disbursement.

         19. The provisions of this instrument shall be binding upon the Borrower and its successors and assigns as well as any subsequent owner of the Property, and upon the Agent and the Banks and their successors and assigns. The creation of rights and powers under this Assignment in favor of, or available to, the Agent or the Banks shall, in no way whatsoever, be construed to impose concomitant duties or obligations of the Agent or the Banks in favor of the Borrower or the Borrower's lessee except as expressly set forth herein.

         IN WITNESS WHEREOF, the Borrower has executed this Assignment in manner and form sufficient to bind it on the day and year first above written.

Signed, sealed and delivered
in the presence of:              COMMERCIAL NET LEASE REALTY, INC.,
                                 a Maryland corporation
-----------------------
Name:
     ------------------
                                 By:
-----------------------             ----------------------------------------
Name:                               Kevin Habicht, Executive Vice President
     ------------------             and Chief Financial Officer
                                    Address: 400 E. South Street, Suite 500
                                             Orlando, Florida 32801



STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this _____ day of _____________, 199___, by Kevin Habicht, as Executive Vice President and Chief Financial Officer of Commercial Net Lease Realty, Inc., a Maryland corporation, on behalf of the corporation. He is personally known to me/has produced ______________________________ as identification.

                                                                         (SEAL)


                 Printed/Typed Name:
                                    -------------------------------------------
                 Notary Public-State of Florida
                                               --------------------------------
                 Commission Number:
                 Commission Expires:

                          ACKNOWLEDGEMENT OF LESSEE

         The undersigned hereby acknowledges receipt of an executed copy of this Assignment this ____ day of ______________, 199__, and, upon written notice from the Agent, hereby agrees to make payment directly to the Agent at the address of the Agent as herein stated.

         Lessee further agrees to notify the Agent of any default by the Borrower under its lease with the Borrower and provide the Agent with the opportunity to cure said default.


                                                                            , a
                                            --------------------------------
                                                              corporation
                                            -----------------
                                            By:
                                               ------------------------------
                                            Title:
                                                  ---------------------------
                                            Address:
                                                    -------------------------
                                                    -------------------------


STATE OF _____________
COUNTY OF ____________

         The foregoing instrument was acknowledged before me this _____ day of _______________, 199__, by __________________, as ___________ on behalf of
_____________________________. He/She is personally known to me/has produced
____________________________ as identification.

                                                                         (SEAL)

                                            -----------------------------------
                                            Printed/Typed Name:
                                                               ----------------
                                            Notary Public-State of
                                                                  -------------
                                            Commission Number:
                                            Commission Expires:

                             EXHIBIT "J"/PARCEL #1~


                                   AGREEMENT


         THIS AGREEMENT is executed and delivered this _____ day of __________, 199__, by ______________________________, a ____________ corporation, whose address is _________________________ (the "Landlord"), _______________________,
a Maryland corporation, whose address is 400 East South Street, Suite 500, Orlando, Florida 32801 (the "Borrower") and First Union National Bank of Florida, a national banking association, 800 North Magnolia Avenue, Suite 700, Orlando, Florida 32801, as agent (together with its successors and assigns in such capacity, the "Agent") for certain commercial lending institutions (hereinafter referred to collectively as the "Banks") which have or may from time to time become signatories to that certain Fourth Amended and Restated Revolving Line of Credit and Security Agreement dated as of August ___, 1997, by and among the Agent, the Banks and the Borrower, __________________________, __________________________, __________________________ and ___________________,
as amended from time to time (the "Credit
Agreement").

                              W I T N E S S E T H:


         WHEREAS, the Borrower is the present owner of a leasehold interest in the real property located in 3~, 4~, as more fully described in Exhibit "A" attached hereto and made a part hereof (the "Property") pursuant to that certain ___________________ Agreement between the Landlord, as record owner of the fee simple interest in the Property, and Borrower dated 5~, as amended from time to time, a true and correct copy of which is attached hereto as Exhibit "B" (the "Lease"); and

         WHEREAS, the Agent and the Banks, as a condition of entering into the aforesaid Credit Agreement, have required the execution by the Landlord of this Agreement.

         NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agent and the Landlord agree as follows:

         1. The above recitals are true and accurate and incorporated herein.

         2. The Landlord hereby represents and warrants to the Agent that the Borrower is not in default under the Lease and that the copy attached hereto is a true and correct copy of the Lease.

         3. In the event of any default by the Borrower under the Lease:

                  (a) the Landlord hereby agrees to provide written notice of such default to the Agent at the address of the Agent as herein stated or provided to the Landlord from time to time; and

                  (b) the Landlord hereby agrees to provide the Agent with the opportunity to cure any such default.

         4. The Borrower hereby enters into this Agreement to evidence its consent to the provisions contained herein.


         IN WITNESS WHEREOF, the Borrower, the Landlord and the Agent have executed this Agreement on the day and year first above written.




Witnesses:                                                                     ,
                                      -----------------------------------------
                                      a Maryland corporation


                                      By:
---------------------------              ---------------------------------------
Printed Name:                         Title:
             --------------                  -----------------------------------
                                               Address:  400 East South Street
---------------------------                              Suite 500
Printed Name:                                            Orlando, Florida 32801
             --------------

STATE OF FLORIDA

COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this _____ day of ___________, 199__, by ____________________________ as ________________________
of __________________________________________, a Maryland corporation, on behalf of the corporation. He is personally known to me/has produced _______________________ as identification.

                                                                         (SEAL)

                                               --------------------------------
                                               Printed/Typed Name:
                                                                  -------------
                                               Notary Public
                                               Commission Number:
                                               Commission Expires:

Witnesses:                    FIRST UNION NATIONAL BANK OF FLORIDA,
                              a national banking association, individually and as Agent


                              By:
----------------------             -------------------------------------------
Printed Name:                      Bart S. Bishop, Vice President
             ---------             Address:     800 North Magnolia
                                                Suite 700
----------------------                          Orlando, Florida  32801
Printed Name:
             ---------



STATE OF FLORIDA

COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this _____ day of ___________, 199__, by Bart S. Bishop, Vice President of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, individually and as Agent. He is personally known to me/has produced _______________________ as identification.

                                                                         (SEAL)

                                               --------------------------------
                                               Printed/Typed Name:
                                                                  -------------
                                               Notary Public
                                               Commission Number:
                                               Commission Expires:







Witnesses:
                              ----------------------------------------------

                              By:
----------------------           -------------------------------------------
Printed Name:                 Its:
             ---------            ------------------------------------------
                                      Address:
                                              ------------------------------
----------------------                --------------------------------------
Printed Name:
             ---------

STATE OF________

COUNTY OF_______


         The foregoing instrument was acknowledged before me this _____ day of ___________, 199__, by ______________________, _______________________ of
______________________________, a ______________________ corporation, on behalf of the corporation. He is personally known to me/has produced _________________ as identification.



                                                                         (SEAL)

                                               --------------------------------
                                               Printed/Typed Name:
                                                                  -------------
                                               Notary Public
                                               Commission Number:
                                               Commission Expires:

                                  EXHIBIT "K"

THIS INSTRUMENT PREPARED BY AND
AFTER RECORDING TO BE RETURNED TO:


John R. Dierking, Esquire
HOLLAND & KNIGHT
200 South Orange Avenue
Suite 2600
Post Office Box 1526
Orlando, Florida 32802
(407) 425-8500



               RELEASE OF COLLATERAL ASSIGNMENT OF LEASES, RENTS
                     AND PROFITS AND SECURITY AGREEMENT AND
                           UCC-1 FINANCING STATEMENT


         FIRST UNION NATIONAL BANK OF FLORIDA, as agent (in such capacity, together with its successors in such capacity, the "Agent") for certain commercial lending institutions (hereinafter collectively referred to as the "Banks") which have or may from time to time become signatories to a Revolving Line of Credit and Security Agreement dated as of July 25, 1994, which was subsequently amended and restated pursuant to an Amended and Restated Revolving Line of Credit and Security Agreement dated as of April 13, 1995, which was subsequently amended and restated pursuant to a Second Amended and Restated Revolving Line of Credit and Security Agreement dated as of December 7, 1995, which was subsequently amended and restated pursuant to a Third Amended and Restated Revolving Line of Credit and Security Agreement dated as of September 3, 1996, which was subsequently amended and restated pursuant to a Fourth Amended and Restated Revolving Line of Credit and Security Agreement dated as of August _____, 1997, as amended from time to time, holder of that certain Collateral Assignment of Leases, Rents and Profits and Security Agreement executed by Commercial Net Lease Realty, Inc., a Maryland corporation, in favor of the Agent on behalf of the Banks, recorded in Official Records Book ______, Page ______, public records of ______________ County, _______________ (the "Assignment") in consideration of the sum of ten dollars ($10) and other valuable consideration, hereby releases from the lien thereof the personal property arising out of the real property in _______________ County, ______________, described on Exhibit "A" attached hereto and made a part hereof (the "Property"). This release shall also release the Property from that certain UCC-1 Financing Statement recorded in Official Records Book _____, Page _____, public records of ____________ County, _______________ (the "UCC-1").

         Dated this ____ day of __________________, 199__.

Signed, sealed and delivered        FIRST UNION NATIONAL BANK OF FLORIDA,
                                    a national banking association


                                    By:
------------------------------         ---------------------------------------
Printed Name:                            Bart S. Bishop, as its Vice President
             -----------------           Address: 800 North Magnolia Avenue,
                                                  Orlando, Florida  32802

------------------------------
Printed Name:
             -----------------

STATE OF FLORIDA

COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this _____ day of _______________, 199___ by Bart S. Bishop, Vice President of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, on behalf of the Bank. He who is personally known to me/has produced __________________________ as identification and who did/did not take an oath.

                                                                         (SEAL)

                                     ------------------------------------------
                                     Printed/Typed Name:
                                                        -----------------------
                                     Notary Public-State of
                                     Commission Number:

                                   EXHIBIT L
                                       to
              Fourth Amended and Restated Revolving Line of Credit
               and Security Agreement dated as of August 6, 1997
                                  by and among
                       Commercial Net Lease Realty, Inc.,
                           Net Lease Realty I, Inc.,
                           Net Lease Realty II, Inc.,
                        Net Lease Realty III, Inc., and
                           Net Lease Realty IV, Inc.,
               the Lenders listed on the signature pages thereof
                                      and
                     FIRST UNION NATIONAL BANK OF FLORIDA,
                                  as the Agent


                              NOTICE OF PREPAYMENT


First Union National
  Bank of Florida
800 North Magnolia Avenue, 7th Floor
Orlando, Florida  32801
Attention:  Bart Bishop

                  and

First Union National Bank
  Of North Carolina
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina
  28288-0735
Attention:   Syndication Agency
             Services


Ladies and Gentlemen:

         This irrevocable Notice of Prepayment is delivered to you by Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., and Net Lease Realty IV, Inc., corporations organized under the laws of Maryland (collectively, the "Borrower"), under Section 2.12 of the Fourth Amended and Restated Revolving Line of Credit and Security Agreement dated as of August __, 1997 (together with all amendments and other modifications, if any, from time to time made thereto, the "Credit Agreement"), by and among the Borrowers, the

Lenders listed on the signature pages thereof, and First Union National Bank of Florida, as the Agent.

         1. The Borrower hereby provides notice to the Agent that the Borrower shall repay the following Prime Rate Advances, Floating LIBOR Rate Advances and/or LIBOR Rate Advances. __________________________ ________________________.
(Complete in accordance with Section 2.2 of the Credit Agreement.)

         2. The Borrower, hereby provides notice that the Borrower shall repay the above-referenced Loans on the following Business Day:______________________. (Complete in accordance with Section 2.2 of the Credit Agreement.)

         3. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment this ____ day of __________________, 19___.

                                     COMMERCIAL NET LEASE REALTY, INC.
[CORPORATE SEAL]


                                     By:
                                         --------------------------------
                                              Name:
                                                    ---------------------
                                              Title:
                                                     --------------------


                                     NET LEASE REALTY I, INC.
[CORPORATE SEAL]


                                     By:
                                         --------------------------------
                                              Name:
                                                    ---------------------
                                              Title:
                                                     --------------------


                                     NET LEASE REALTY II, INC.
[CORPORATE SEAL]


                                     By:
                                         --------------------------------
                                              Name:
                                                    ---------------------
                                              Title:
                                                     --------------------

                                     NET LEASE REALTY III, INC.
[CORPORATE SEAL]


                                     By:
                                         --------------------------------
                                              Name:
                                                    ---------------------
                                              Title:
                                                     --------------------


                                     NET LEASE REALTY IV, INC.
[CORPORATE SEAL]


                                     By:
                                         --------------------------------
                                              Name:
                                                    ---------------------
                                              Title:
                                                     --------------------

                                   EXHIBIT M
                                       to
              Fourth Amended and Restated Revolving Line of Credit
               and Security Agreement dated as of August 6, 1997
                                  by and among
                       Commercial Net Lease Realty, Inc.,
                           Net Lease Realty I, Inc.,
                           Net Lease Realty II, Inc.,
                        Net Lease Realty III, Inc., and
                           Net Lease Realty IV, Inc.,
               the Lenders listed on the signature pages thereof
                                      and
                     FIRST UNION NATIONAL BANK OF FLORIDA,
                                  as the Agent


                       NOTICE OF CONVERSION/CONTINUATION


First Union National
  Bank of Florida
800 North Magnolia Avenue, 7th Floor
Orlando, Florida  32801
Attention:  Bart Bishop

                  and

First Union National Bank
  Of North Carolina
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina
  28288-0735
Attention:        Syndication Agency
                  Services


Ladies and Gentlemen:

         This irrevocable Notice of Conversion/Continuation (the "Notice") is delivered to you under Section 2.15 of the Fourth Amended and Restated Revolving Line of Credit and Security Agreement dated as of August _____, 1997 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., and Net Lease Realty IV, Inc., corporations organized under the laws of Maryland

(collectively, the "Borrower"), the Lenders listed on the signature pages thereof (the "Lenders"), and First Union National Bank of Florida, as the Agent.

         1. This Notice of Conversion/Continuation is submitted for the purpose of: (Complete applicable information.)

                  (a)      [Converting] [continuing] an _____________________
                           Advance [into] [as] an ____________________________
                           Advance.(1)

                  (b) The aggregate outstanding principal balance of such Advance is $__________________________________.

                  (c) The last day of the current Interest Period for such Advance is ___________________________________.(2)

                  (d) The principal amount of such Advance to be [converted] [continued] is
                           $_______________________________.(3)

                  (e) The requested effective date of the [conversion] [continuation] of such Advance is
                           ________________________.(4)

         2. No Default or Event of Default exists, and none will exist upon the conversion or continuation of the Advance requested herein.

         3. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Conversion/Continuation this ____ day of __________________, 19___.


                                     COMMERCIAL NET LEASE REALTY, INC.



                                     By:
                                         --------------------------------
                                              Name:
                                                    ---------------------
                                              Title:
                                                     --------------------

                                     NET LEASE REALTY I, INC.



                                     By:
                                         --------------------------------
                                              Name:
                                                    ---------------------
                                              Title:
                                                     --------------------


                                     NET LEASE REALTY II, INC.



                                     By:
                                         --------------------------------
                                              Name:
                                                    ---------------------
                                              Title:
                                                     --------------------

                                     NET LEASE REALTY III, INC.



                                     By:
                                         --------------------------------
                                              Name:
                                                    ---------------------
                                              Title:
                                                     --------------------


                                     NET LEASE REALTY IV, INC.



                                     By:
                                         --------------------------------
                                              Name:
                                                    ---------------------
                                              Title:
                                                     --------------------

(1) Delete the bracketed language and insert "Prime Rate", or "LIBOR Rate", as applicable, in each blank.

(2) Insert applicable date for any LIBOR Rate Loan being converted or continued.

(3) Complete with an amount in compliance with Section 2.2 of the Credit Agreement.

(4) Complete with a Business Day at least three (3) Business Days after the date of this Notice.